Certain portions of this exhibit have been redacted because the information is both (i) not material and (ii) the type that the registrant customarily and actually treats as private or confidential. Redacted information has been noted in this document with a placeholder identified by the mark "[***]".

COMMERCIAL IN CONFIDENCE

UNCLASSIFIED

LC4ISR Applications Sustainment Services

LC4ISR

Sub-Tier Subcontract Agreement

Kwesst Inc

Prime Contract No.: 331800

Sub-Tier Subcontract # SUB.AGR.4638.2533 Rev. 02

Date: 07 June 2024

- RESTRICTIONS ON DISCLOSURE -

The information contained in this document is proprietary to Thales Canada Inc. The information disclosed herein, in whole or in part, shall not be reproduced, nor shall it be used by or disclosed to others for any purpose other than explicitly defined in this Sub-Tier Subcontract. Due diligence shall be exercised in ensuring that the above conditions are strictly adhered to.

COMMERCIAL IN CONFIDENCE I UNCLASSIFIED

THALES GROUP LIMITED DISTRIBUTION

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Sub-Tier Subcontract Agreement
Kwesst Inc		Page 1

Date	Rev.	Description	Author
24 May 2024	01	Initial Submission	D. Moser
07 June 2024	02	Revised Submission	D. Moser

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LIST OF ACRONYMS AND ABBREVIATIONS

"

"CCP"	contract change proposal

"ECP"	engineering change proposal

"ISO"	International Organization for Standardization

"OFAC"	Office of Foreign Assets Control

C

CECC	Commodity Export Classification Certificate

CFE	Customer Furnished Equipment

CFI	Customer Furnished Information

COMSEC	Communications-Electronics Security

CSEC	Communications Security Establishment Canada

CSM	Customer Supplied Material

CSP	Contract Security Program

E

EAR	Export Administration Regulations

G

[***]	[***]

I

IPRs	Intellectual Property Rights

ITAR	International Traffic in Arms Regulations

ITB	Industrial and technological Benefits

P

PWGSC	Public Works and Government Services Canada

R

RCMP	Royal Canadian Mounted Police

RFV	Request for visit

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S

SOW	Statement of Work

SRCL	Security Requirements Checklist

V

VAT	value added tax

VCR	Visit Clearance Request

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1 SUB-TIER SUBCONTRACT AGREEMENT

This Sub-Tier Subcontract Agreement (the "Sub-Tier Subcontract") is made and entered into this                  day of                        , 2021 ("the Effective Date");

BETWEEN

Thales Canada Inc., a company organized under the laws of Canada, doing business as Thales Canada, Defence and Security, and having a place of business at 1 Chrysalis Way, Ottawa, Ontario, K2G 6P9, Canada (hereinafter referred to as "Thales");

AND

KWESST Inc., a company organized under the laws of Canada having an office at 155 Terrence MatthewsCrescent, Kanata, Ontario K2M 2A8 (hereinafter referred to as "Sub-Tier Subcontractor");

Collectively referred to as "Parties" or individually as "Party";

WHEREAS this Sub-Tier Subcontract is issued for the provision of support of Thales Prime Contract No. 331800 (the "Contract") in relation to the Land Command, Control, Communications, Computers Intelligence, Surveillance and Reconnaissance (LC4ISR) Applications Sustainment Services (the "Project") for [***] customer [***] (the "Customer"),

AND WHEREAS the Parties have entered into a Teaming Agreement TEA.AGR.4089.2533, effective April 27, 2023 (the "TA"), in respect to the following RFPs: Solicitation numbers [***]; (individually referred to as an "RFP" or "Program", and collectively, the "RFPs" or "Programs") for the Project;

AND WHEREAS Thales wishes to retain the Sub-tier Subcontractor for the purposes of carrying out the requirements of the Project in accordance with the Statement of Work (SOW) provided in Schedule B;

AND WHEREAS the Parties entered into a Non-Disclosure Agreement on 28 January 2021 - Agreement No. NDA.AGR.3633.2533 (the "Non-Disclosure Agreement");

AND WHEREAS the Parties agree that In the event of disparity between the terms of this Sub-Tier Subcontract, and the Contract, the terms of the Contract will take precedence.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the sufficiency of which is hereby acknowledged, the Parties agree as follows:

2 SUB-TIER SUBCONTRACTOR AND SUB-TIER SUBCONTRACTOR STATEMENT OF REQUIREMENTS

2.1 The Sub-Tier Subcontractor shall perform the Work required by or that may be as described in the one or more Schedule B - Statements of Work ("Statement of Work" or "SOW"), and as directed in writing through the subcontracting authority identified at subparagraph 10.2 ("Subcontracting Authority"). Work is to be delivered and performed to the satisfaction of Thales, in accordance with generally accepted industry standards and such other requirements or restrictions as may be required by Thales or a lawfully imposed by government authority. The Sub- Tier Subcontractor shall perform the Work:

2.1.1 in accordance with this Sub-Tier Subcontract;

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2.1.2 in a professional, workmanlike manner and with the degree of skill and care ordinarily exercised by a prudent, competent and experienced Person providing similar goods and services;

2.1.3 in compliance with all applicable laws (as defined at Article 18 herein); and

2.1.4 perform such other services as are called up in the Sub-Tier Subcontract.

3 TERM

3.1 This Sub-Tier Subcontract and the Firm Periods of the Sub-Tier Subcontract, are consistent with the terms of the contract, and shall commence on the Effective Date of the Sub-Tier Subcontract and end on 14 January 2030 (“Term”). The Term may be extended by the written mutual agreement of the Parties. During the Term, the Sub-Tier Subcontractor shall perform the Work through the applicable Period of Performance as defined in each SOW. Costs incurred prior to or after the Period of Performance of each SOW shall be allowed only if approved in writing by Thales contract authorized Commercial Authority as identified in the SOW (“Authorized Commercial Authority”).

Firm Periods
Year 1 (Y1) Effective Date – to 14 January 2025
Year 2 (Y2) 15 January 2025 to 14 January 2026
Year 3 (Y3) 15 January 2026 to 14 January 2027
Year 4 (Y4) 15 January 2027 to 14 January 2028
Year 5 (Y5) 15 January 2028 to 14 January 2029
Year 6 (Y6) 15 January 2029 to 14 January 2030

3.2 Option Periods. Within the Term of, and subject to the terms of the Sub-Tier Subcontract, Thales will grant to Sub-Tier Subcontractor the option(s) to extend the Term by the Option Periods listed below, or such other option periods, as are consistent with those exercised by Customer with Thales (each an “Option Period”) under the same terms and conditions as herein. The Sub-Tier Subcontractor agrees that, during the extended period of the Sub-Tier Subcontract, it will be paid in accordance with the applicable provisions as set out in the Schedule B (SOW). Thales will exercise this option by sending a written notice to the Sub-Tier Subcontractor before the end date of this Sub-Tier Subcontract, within a reasonable period from the date upon which Customer has exercised an option with Thales for the extended period of the applicable LC4ISR Prime Contract. The option may only be exercised by Thales Commercial Authority, and will be evidenced for administrative purposes only, through a formal Amendment.

Option Periods
Option Period 1 (OP1) 15 January 2030 to 14 January 2032
Option Period 2 (OP2) 15 January 2032 to 14 January 2034
Option Period 3 (OP3) 15 January 2034 to 14 January 2036

3.3 Transition Period. The Sub-Tier Subcontractor acknowledges that the nature of the services provided under this Sub-Tier Subcontract requires continuity and that a transition period may be required at the end of the Firm Period of the Sub-Tier Subcontract or any of the Option Periods. The Sub-Tier Subcontractor agrees that Thales may, at its discretion, extend the Sub-Tier Subcontract by two (2) periods of six (6) months each under the same terms and conditions to ensure the required transition. The Sub-Tier Subcontractor agrees that, during the extended period of the Sub-Tier Subcontract, it will be paid in accordance with the applicable provisions as set out in Schedule B (SOW).

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3.4 The Thales Commercial Authority will advise the Sub-Tier Subcontractor of the extension by sending a written notice to the Sub-Tier Subcontractor within a reasonable time before the Sub-Tier Subcontract end date. The extension will be evidenced for administrative purposes only, through a formal Amendment.

3.5 No new work may be authorized via the SOW process during the transition period, subject to further agreement by the Parties.

3.6 The Sub-Tier Subcontractor must start preparing for the transition period to handover contractual responsibilities to the incoming provider at least six (6) months in advance or such reasonable time as provided by the Customer. The Sub-Tier Subcontractor must complete hand over during the transition period/s and ensure that all Sub-Tier Subcontractor owned Intellectual Property (IP) and Foreground Information, as required by Section 13 of this Sub-Tier Subcontract, are gathered as part of the close-out activities, upon the award of the new contract. This means that upon the announcement of the winning bidder, the Sub-Tier Subcontractor must begin the transition activities and start handing over responsibilities to the incoming provider. The Sub-Tier Subcontractor must ensure that the handover must be smooth such that no excessive efforts will be required for both companies to work collaboratively to enable a seamless transition.

3.7 The Sub-Tier Subcontractor must make its dedicated personnel available that have the change management knowledge and experience to manage the transition effectively. The Sub-Tier Subcontractor must handover the Sub-Tier Subcontractor owned IP and FIP that must be taken over by the incoming provider upon the new contract is awarded. This will include all necessary information for the Work that has undergone, which may include FIP, BIP, Engineering documents, source code, reference environments and Customer Furnished Equipment (CFE), Customer Supplied Material (CSM), and Customer Furnished Information (CFI) (collectively, "Customer Property").

3.8 Transition Periods.Subject to agreement by the Parties, and assuming all Option Periods noted above are exercised, the Transition Periods are anticipated to be as follows:

(1) Transition Period 1 (TP1) 15 January 2036 to 14 July 2036; and

(2) Transition Period 2 (TP2) 15 July 2036 to 14 January 2037

4 PRIORITY OF DOCUMENTS

If there is a discrepancy between the wordings of any documents that appear on the list, the wording of the document that first appears on the list has priority over the wording of any document that subsequently appears on the list.

The Priority of Documents are as follows:

(1) Appendix A : Flowdown Terms and Conditions;

(2) Sub-Tier Subcontract;

(3) Schedule B: Statement of Work;

(4) Schedule A: Rates;

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(5) Schedule F: Additional Terms and Conditions;

(6) Schedule H: Industrial and technological Benefits (ITB) Terms and Conditions;

(7) Schedule G: Insurance Requirements;

(8) Schedule E: [***] Facility Security Terms and Conditions;

(9) Annex 1 of Schedule E: Security Requirements Checklist (SRCL);

(10) Schedule C: [***] Code of Conduct; and

(11) Schedule D: Sub-Tier Subcontractor Certifications and Agreements Regarding Sub-Tier Subcontractor Restrictions.

5 REPRESENTATIONS AND WARRANTIES

5.1 In addition to any obligations set out in Appendix A - Flowdown Terms and Conditions, The Sub-Tier Subcontractor represents and warrants to Thales that the Sub-Tier Subcontractor:

5.1.1 is a duly incorporated, validly subsisting corporation, in good standing under the laws of its jurisdiction;

5.1.2 has or will acquire the personnel, experience, qualifications, equipment, facilities and all other skills and resources necessary to carry out the Work and all of its other obligations under the Sub-Tier Subcontract, and to more particularly, design, manufacture, install, test, sell, and deliver the Work in accordance with the terms and conditions of the Sub-Tier Subcontract;

5.1.3 has the corporate power and legal capacity to enter into, fully perform, be responsible for and meet all the obligations and liabilities relating to it as set forth in the Sub-Tier Subcontract and has taken or obtained all the necessary corporate actions, authorizations or permissions to do so;

5.1.4 has not entered into any contract, arrangement, understanding or venture with any other country, corporation, firm, person or other entity, and will not do so during the term of the Sub-Tier Subcontract that does or may impair or diminish its ability to fully perform, be responsible for and meet all the obligations and liabilities relating to it as set forth in the Sub-Tier Subcontract;

5.1.5 to the best of its knowledge, has no pending or anticipated litigation, action or proceeding before any court, tribunal or person relating to any matter that may affect its ability to fully perform, be responsible for and meet all the obligations and liabilities set forth in the Sub-Tier Subcontract;

5.1.6 has taken and will take all steps within its power and control to obtain and maintain at its own expense, all the necessary and appropriate authorizations and permissions, including those concerning any security, licenses, assignments, copyrights, patents and technical data, to fully perform, be responsible for and meet all the obligations and liabilities set forth in the Sub-Tier Subcontract;

5.1.7 has granted the person signing this Sub-Tier Subcontract on behalf of the Sub-Tier Subcontractor the full power and authority to obligate it for all purposes of the Sub-Tier Subcontract;

5.1.8 to the best of its knowledge, can perform the Sub-Tier Subcontract without any unlawful or wrongful use, disposition or infringement of any copyright, patent, technical data or secret information;

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5.1.9 has duly executed and delivered the Sub-Tier Subcontract, and that same constitutes the legal, valid, and binding obligation of the Sub-Tier Subcontractor, enforceable against it in accordance with its terms;

5.1.10 has not entered and will not enter into any arrangement which would in any way restrict Thales's or the Customer's ability to exercise the Intellectual Property Rights (IPRs) specified in the Sub-Tier Subcontract;

5.1.11 has sufficient funds to enable it to consummate the transactions contemplated in this Sub-Tier Subcontract; and

5.1.12 shall diligently maintain up-to-date information related to the Sub-Tier Subcontractor's and individual(s) site(s) or premises, where safeguarding measures are required in the performance of the Work.

6 SUSPENSION OF WORK

6.1 Thales may at any time, by Notice, order the Sub-Tier Subcontractor to suspend or stop all or part of the Work for a period of up to one hundred and eighty (180) Days. The Sub-Tier Subcontractor shall immediately comply with any such order in the manner that minimizes the cost of so doing. While such an order is in effect, the Sub-Tier Subcontractor shall not remove any part of the Work from any premises without the prior written consent of Thales. At any time prior to the expiration of the one hundred and eighty (180) Days, Thales shall either:

(1) extend the suspension period by a mutually agreed period of time;

(2) rescind the order; or

(3) terminate the Sub-Tier Subcontract, in whole or in part, under Article 11 or Article 12.

6.2 When an order is made under this Article, unless precipitated by an event caused by the Sub-Tier Subcontractor or unless made because Thales has terminated the Sub-Tier Subcontract by reason of Default by the Sub-Tier Subcontractor, the Sub-Tier Subcontractor shall be entitled to be paid its additional costs incurred as a result of the suspension.

6.3 When an order is made under this Article and is rescinded:

6.3.1 the Sub-Tier Subcontractor shall as soon as practicable resume Work in accordance with the Sub-Tier Subcontract; and

6.3.2 if the suspension has affected the Sub-Tier Subcontractor's ability to meet any delivery date under the Sub-Tier Subcontract, the date for the performance of that part of the Work affected by the suspension shall be extended for a period equal to the period of suspension plus a period, mutually agreed to between the Parties which is necessary to offset the effects on the Sub-Tier Subcontractor of the suspension.

6.4 The total of the amounts to which the Sub-Tier Subcontractor is entitled to be paid under this Article, together with any amounts paid in respect of the Sub-Tier Subcontract, due or becoming due to the Sub-Tier Subcontractor must not exceed the price of the Subcontract as defined in subparagraph 6.1 of Appendix A - Flowdown Terms and Conditions ("Sub-Tier Subcontact Price"). The Sub-Tier Subcontractor will have no claim for damages, compensation, loss of profit, allowance arising out of any Termination Notice given by Thales in connection with a suspension under this Article except to the extent that this Article expressly provides.

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6.5 Title to everything for which payment is made to the Sub-Tier Subcontractor will, once payment is made, pass to Thales unless it already belongs to Thales under any other provision of the Sub-Tier Subcontract.

7 AUTHORIZATION OF THE WORK

7.1 This Sub-Tier Subcontract authorizes the Sub-Tier Subcontractor to perform the Work as detailed within Schedule B - From of Statement of Work (SOW).

7.2 Any additional Work outside the scope of the SOW may only be directed by the Subcontracting Authority, in writing, through a Purchase Order or Change Order. The Sub-Tier Subcontractor acknowledges that any Work performed before written direction by the Subcontracting Authority has been received will be done at the Sub-Tier Subcontractor's own risk, and the Sub-Tier Subcontractor will have no claim to payment for this Work.

8 CONFIDENTIALITY

8.1 The terms and conditions of the Non-Disclosure Agreement between the Sub-Tier Subcontractor and Thales signed on 28 January 2021 Agreement No. NDA.AGR.3633.2533 shall govern this Sub-Tier Subcontract.

8.2 Subject to compliance with the requirements below, the Sub-Tier Subcontractor is entitled, to destroy and not return Confidential Information as follows:

8.2.1 Controlled Information (as defined at Article 43.2 TRADE COMPLIANCE herein): Controlled Information shall only be destroyed if the destruction is in compliance with the PSPC Contract Security Manual (https://www.tpsgc-pwgsc.gc.ca/esc-src/msc-csm/index-eng.html) and its supplements and destroyed using a Class 2 Shredder in compliance with the instructions provided in the online Royal Canadian Mounted Police (RCMP) security equipment guide (https://www.rcmp-grc.gc.ca/physec- secmat/pubs/gcpsg-gsmgc-001-eng.htm) and any other instructions issued by the Customer or Thales that are generally applicable to that type of information. The destruction may only be performed by the Sub-Tier Subcontractor or a contractor of the Sub-Tier Subcontractor ("Sub-Tier sub-subcontractor") if the Sub- Tier Subcontractor or ub-tier Sub-Subcontractor is registered under the PSPC Contract Security Program (CSP). Otherwise, the destruction must be performed by a PSPC-approved third party destruction company.

8.2.2 Licensed Intellectual Property (Licensed Intellectual Property means any Intellectual Property for which Intellectual Property Rights, defined at Article 38 INTELLECTUAL PROPERTY herein, have been granted): Licensed Intellectual Property comprised of documentation shall only be destroyed if the destruction is conducted using a Class 1 Shredder in compliance with the instructions provided in the online RCMP security equipment guide (https://www.tpsgc-pwgsc.gc.ca/esc-src/msc-csm/index-eng.html). The destruction may only be performed by:

(a) the Sub-Tier Subcontractor or a Sub-Tier Sub-Subcontractor if the Sub-Tier Subcontractor or Sub-Subcontractor is registered under the PSPC Contract Security Program or, if not so registered, the Sub-Tier Subcontractor or a Sub-Tier Sub-Subcontractor that is subject to provisions no less protective of Canada's Licensed Intellectual Property than are the provisions of this Article; or

(b) a PSPC-approved third party destruction company.

8.5 If the Sub-Tier Subcontractor, after using best efforts, cannot comply with the destruction requirements for Confidential Information, the Sub-Tier Subcontractor shall contact the Subcontracting Authority to arrange for return of the Confidential Information to or as directed by Thales.

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8.6 Where the Sub-Tier Subcontractor discloses any Confidential Information to a Sub-Tier Sub-Subcontractor, even if it does so in compliance with this Article, it shall be fully responsible for any matters or things done or provided by any Sub-Tier Sub-Subcontractor under the Sub-Tier Subcontract in respect of the Confidential Information, including compliance by each Sub-Tier Sub-Subcontractor with all of the provisions respecting the use, possession and return or destruction of Confidential Information.

9 FOREIGN NATIONALS - CANADIAN CONTRACTOR

The Sub-Tier Subcontractor must comply with Canadian immigration requirements applicable to foreign nationals entering Canada to work temporarily in fulfillment of the Sub-Tier Subcontract. If the Sub-Tier Subcontractor wishes to hire a foreign national to work in Canada to fulfill the Sub-Tier Subcontract, the Sub-Tier Subcontractor shall immediately contact the nearest Service Canada regional office to enquire about Citizenship and Immigration Canada's requirements to issue a temporary work permit to a foreign national. The Sub-Tier Subcontractor is responsible for all costs incurred as a result of non-compliance with immigration requirements. Further, the Sub- Tier Subcontractor shall immediately advise Thales of any foreign nationals involved in the Sub-Tier Subcontract upon discovery of same.

10 NOTICE & AUTHORITIES

10.1 Notice

10.1.1 Any notices required to be given under this Sub-Tier Subcontract by either Party to the other shall be deemed to have been duly provided or served if in writing and either:

(a) personally served;

(b) delivered by pre-paid nationally recognized overnight courier service with evidence of receipt required for delivery;

(c) forwarded by Registered or Certified mail, return receipt requested, postage prepaid; or

(d) e-mailed with evidence of receipt and followed by delivery of a copy of the Notice by priority mail; in all such cases addressed to the Parties at the addresses set forth below ("Notice"). Either Party may re-designate its respective alternative representative and/or change its address by written Notice to the other Party. Notices shall become effective on the day the Notice is provided by the other Party.

22.1.2 Sub-Tier Subcontractor shall promptly provide Thales Notice of any organizational changes made by the Sub-Tier Subcontactor, including name or ownership changes, mergers or acquisitions. Except as otherwise provided herein, all Notices to be furnished by Sub-Tier Subcontactor shall be in writing and sent to Thales' respective representative outlined below.

10.2 Subcontracting Authority

The Subcontracting Authority for the Sub-Tier Subcontract is:

Subcontracts Manager

Thales Canada Inc.

1 Chrysalis Way

Ottawa, Ontario, K2G 6P9

Telephone:

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Facsimile:

E-mail address:

The Subcontracting Authority is responsible for the management of the Sub-Tier Subcontract and any changes to the Sub-Tier Subcontract must be authorized in writing by the Subcontracting Authority. The Sub-Tier Subcontractor must not perform any Work, in excess of or outside the scope of the Sub-Tier Subcontract based on verbal or written requests or instructions from anybody other than the Subcontracting Authority.

10.3 Sub-Tier Subcontractor Representative

The Sub-Tier Subcontractor Representative for the Sub-Tier Subcontract is:

Sean Homuth

President and CEO

Kwesst Inc.

155 Terrence Matthews Crescent, Unit #1, Ottawa, Ontario K2M 2A8

Telephone:

E-mail address:

11PAYMENT

11.1 Price Certification

11.1.1 The Sub-Tier Subcontractor certifies that any prices or rates proposed in the Sub-Tier Subcontract, including, if applicable, any prices or rates it proposes for carrying out changes:

(1) Is not in excess of the lowest price charged anyone else, including the Sub-Tier Subcontractor's most favoured customer, for the like quality and quantity of the goods, services or both;

(2) Does not include any provision for discounts to selling agents; and

(3) The price support must consist of a price breakdown, paid invoices for like items/services (like quality and quantity) sold to other customers or other governments, a published price list, or a commercial price certification that the price proposed.

11.1.2 If the Sub-Tier Subcontractor is not able to provide the requested price support or establish the reasonableness of the price to Thales and/or Customer for the Work that is sole-sourced, Thales reserves the right to negotiate the price in accordance with the principles of SACC 1031-2 with the Sub-Tier Subcontactor, or Customer may reject the Sub-Tier Subcontract and require Thales compete the work. Thales has no responsibility or liability toward the Sub-Tier Subcontractor in any event where it is, or is not, authorized to do the work.

11.2 Intentionally Left Blank

11.3 Billing

11.3.1 Subject to the applicable provisions of Appendix A Article 5. (INSPECTION/ACCEPTANCE/WARRANTY), invoices must be sent within [fifteen (15) days] following completion of Work and addressed to Thales' address and sent to Thales' accounting department. Invoices shall contain the following information:

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For each authorized SOW:

(1) the authorized SOW number or SOW revision number(s);

(2) a title or a brief description of each authorized SOW;

(3) the total estimated cost specified in the authorized SOW, exclusive of applicable taxes;

(4) the total amount, exclusive of applicable taxes, expended to date against each authorized SOW;

(5) the start and completion date for each authorized SOW;

(6) the active status of each authorized SOW, as applicable, e.g., indicate whether work is in progress or if Thales has cancelled or suspended the SOW, etc.; and

(7) recommendation to close-out specific open SOW(s) as they have been deemed completed.

For all authorized SOWs:

(1) the amount (exclusive of applicable taxes) specified in the Sub-Tier Subcontract (as last amended, as applicable) as Thales' total liability to the Sub-Tier Subcontractor for all authorized SOWs; and

(2) the total amount, exclusive of applicable taxes, expended to date against all authorized SOWs.

(a) a separate invoice with detailed description of travel and living expenses. Each expense claim must contain:

(i) a detailed list of expenses for each traveler; and

(ii) A copy of the invoices, receipts, vouchers for all direct expenses, travel and living expenses.

11.3.2 If the Sub-Tier Subcontractor issues an invoice that fails to meet any legal and/or contractual requirement hereunder, Thales may return the invoice to the Sub-Tier Subcontractor stating the reason for the rejection. The Sub-Tier Subcontractor shall then issue a new, correct invoice and the delay for payment shall start on the date on which such invoice is issued.

11.3.3 Unless otherwise provided, terms of payment shall be net sixty (60) days from actual delivery of Work and Thales' receipt of Sub-Tier Subcontactor's proper invoice as detailed in 11.3.1.

11.3.4 The prices established under this Sub-Tier Subcontract are based on level of effort unless otherwise stated. Thales shall not be invoiced at a price(s) higher than provided pursuant to this Sub-Tier Subcontract.

11.3.5 Each payment made shall be subject to reduction to the extent of amounts, which are found by Thales or Sub-Tier Subcontractor not to have been properly payable, to include overpayments. Sub-Tier Subcontractor shall promptly notify Thales of any such overpayments found by Sub-Tier Subcontractor.

11.3.6 Payment shall be deemed to have been made as of the date of mailing Thales' payment or electronic funds transfer.

11.3.7 If Sub-Tier Subcontractor is Canadian, the price shall exclude the Good & Services Tax and Harmonized Sales Tax. If Sub-Tier Subcontractor is from outside Canada, the price shall include all taxes, duties, and other like charges, imposed by any taxing authority or any other body having jurisdiction outside of Canada under any present or future law. The price excludes value added tax (VAT) which shall be billed by Sub-Tier Subcontractor in addition to the price or paid directly by Thales if permitted under the applicable tax regulations.

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11.3.8 Pursuant to the Income Tax Act, 1985, c. 1 (5th Supp.) and the Income Tax Regulations, Thales must withhold fifteen (15) percent of the amount to be paid to Sub-Tier Subcontractor in respect of Work provided in Canada if Sub-Tier Subcontractor is not a resident of Canada, unless Sub-Tier Subcontractor obtains a valid waiver from the Canada Revenue Agency. The amount withheld will be held on account for Sub-Tier Subcontractor in respect to any tax liability which may be owed to Canada.

11.3.9 Sub-Tier Subcontractor warrants that any unit prices charged herein do not exceed the unit prices charged by Sub-Tier Subcontractor or to its other customers in substantially similar transactions.

11.3.10 The invoice shall be sent electronically to: Accounts Payable at Thalesds-ap@Thalesgroup.com with a copy to Thales' Subcontracting Authority.

11.3.11 The Sub-Tier Subcontractor understands and agrees that:

(1) Thales shall not be responsible for the provision and/or cost of any tool, part or material required for the Work unless expressly stated otherwise herein; and

(2) Sub-Tier Subcontractor shall be solely responsible for any fees, assessments and taxes that may be imposed by law and arise from or are necessary for Sub-Tier Subcontractor's performance of the work. Sub-Tier Subcontractor shall indemnify and hold Thales harmless from and against any such fees, assessments and taxes, including penalties and interest thereon, which may be assessed or imposed against Thales in connection with what precedes.

12SITE ACCESS AND HEALTH, SAFETY AND ENVIRONMENT

The Sub-Tier Subcontractor must comply with all standing orders or other rules, instructions and directives in force on the site where the Work is performed.

12.1 Government of Canada Site Access and Regulations

If Sub-Subcontractor personnel require access to visit a Government of Canada site, a Request for visit (RFV) (VCR) is required. The RFV instructions and associated form is found on the Government of Canada website (https://www.tpsgc-pwgsc.gc.ca/esc-src/formulaires-forms/visite-visits-eng.html). Upon receipt, the Sub-Tier Subcontractor will provide Thales with a copy of the approved RFV. The Sub-Tier Subcontractor must comply with all standing orders or other regulations, instructions and directives in force on the site where the Work is performed.

13CHANGES TO THE WORK

13.1 General

13.1.1 Thales may, without invalidating the Sub-Tier Subcontract, make changes to the Work, and the Sub-Tier Subcontractor may request a change, in accordance with this Article.

13.1.2 The Sub-Tier Subcontractor shall not proceed with a change without either a Change Order signed by both the Subcontracting Authority and the Representative of the Sub-Tier Subcontractor, or a Change Direction signed by the Subcontracting Authority, and shall not be entitled to any payment for a change without one of the foregoing.

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13.1.3 The Sub-Tier Subcontractor shall use all reasonable commercial efforts to minimize the effect of a change on the delivery dates or timelines for the achievement of the Work.

13.1.4 Notwithstanding the foregoing, if the proposed change impacts the delivery dates or timelines, the Sub-Tier Subcontractor shall provide evidence of the impact of the proposed change, including substantiation that the impact is reasonable in the circumstances and that the impact on the delivery dates or timelines cannot reasonably be avoided or minimized.

13.2 Changes Requested by Sub-Tier Subcontractor

13.2.1 The Sub-Tier Subcontractor may request a change by preparing and delivering a Change Request to the Subcontracting Authority.

13.2.2 The Sub-Tier Subcontractor shall prepare and offer all Change Requests on a fair and reasonable basis and shall certify the same in any Change Requests.

13.2.3 If any change causes an increase or decrease in the Cost of performing the Work, schedule impacts, or any other affected provisions of this Sub-Tier Subcontract, then the Sub-Tier Subcontractor must submit a contract change proposal ("CCP") concurrently with an engineering change proposal ("ECP"). The Sub- Tier Subcontractor shall use all reasonable commercial efforts to minimize the effect of a change on the delivery dates or timelines for the achievement of the Work.

13.2.3 If Thales agrees to a Change Request, such agreement not to be unreasonably withheld, Thales will issue a Change Order reflecting the terms of the Change Request, and the Subcontract will be amended to reflect the terms of the Change Order with effect as of the date the Change Order is signed by both Parties.

13.2.4 Any additional Work performed without the Subcontracting Authority's written authorization, will be considered outside the scope of the Sub-Tier Subcontract and no payment will be made for such work.

13.2.5 Where the Parties agree on all aspects of a change except for the Sub-Tier Subcontract Price adjustment, the Sub-Tier Subcontractor may nevertheless be directed in writing by the Subcontracting Authority to proceed with the change subject to further negotiation of the Sub-Tier Subcontract Price adjustment as well as subject to financial and/or time limitations as may be agreed to by the Parties.

13.2.6 The Sub-Tier Subcontractor shall not proceed with a change unless the change is directed in writing, by the Subcontracting Authority, and the Sub-Tier Subcontractor shall not be entitled to any payment for implementing a change prior to obtaining proper direction.

13.3 Changes Requested by Thales

13.3.1 The Subcontracting Authority may, by notice to the Sub-Tier Subcontractor, request a change(s) to the Work, if the change is deemed by Thales or Customer to not be within the general scope of this Sub- Tier Subcontract.

13.3.2 Upon receipt of such notice, the Sub-Tier Subcontractor shall within fifteen (15) business days, or a mutually agreed upon timeline, prepare and submit an ECP or a CCP to the Subcontracting Authority in accordance with Schedule B(SOW).

13.3.3 The Sub-Tier Subcontractor shall prepare and offer all Change Requests on a fair and reasonable basis in accordance with Annex B (Basis of Payment) and shall certify the same in any Change Requests.

13.3.4 If Thales:

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(a) Agrees with the Change Request delivered pursuant to this Article, the Subcontracting Authority will prepare and deliver to the Sub-Tier Subcontractor a Change Order reflecting the terms of the Change Request, and upon receipt of the Change Order, the Sub-Tier Subcontractor shall execute and return it within five (5) business days or as mutually agreed in writing; or

(b) Does not agree with the Change Request delivered pursuant to this Article, or if the Sub-Tier Subcontractor fails to comply with this Article, then Thales may, by issuing a Change Direction, require the Sub-Tier Subcontractor to undertake the change described in the Change Direction, in which case, for a change that increases the Sub-Tier Subcontractor's cost to perform the Work, Thales will pay the Sub-Tier Subcontractor for its additional direct costs plus its mark-up and profit in accordance with Annex B (Basis of Payment), for carrying out the changes pending resolution, and the delivery dates or timelines for the achievement of the Work affected by the change will be adjusted by Thales by a reasonable amount.

Failure to agree to any adjustment shall be referred to the Dispute Resolution procedures at Article 33 herein. However, nothing in this clause excuses the Sub-Tier Subcontractor from proceeding with the Sub-Tier Subcontact as amended.

14CORPORATE INTEGRITY AND COMPLIANCE

14.1 Any violation by Sub-Tier Subcontractor of any provision of this Article shall be deemed a material breach by it of the Sub-Tier Subcontractor's contractual obligations, and shall entitle Thales to either suspend the execution of this Sub-Tier Subcontract as long as the breach is not satisfactorily remedied or to terminate this Sub-Tier Subcontract immediately, and this without prejudice to any other remedy to which it may be entitled as per contractual provisions and/or at law.

14.2 Compliance Program. Each Party declares to have implemented a compliance program that meets the requirements of its respective Anti-Corruption laws, insofar as each Party is subject to this requirement. Sub-Tier Subcontractor shall comply with the Thales Code of Conduct or an equivalent code of conduct. Sub-Tier Subcontractor shall inform Thales should any detrimental reputational behaviour be alleged to itself or any of its representatives whether linked to the Project or not.

14.3 Anti-corruption & influence peddling. Each Party shall comply with every applicable law in relation to bribery & corruption, money laundering, terrorism financing, human rights, insider trading and trade compliance.The Parties shall always act in accordance with the national and foreign laws and regulations applicable to the prevention and detection of risks of corruption and influence-peddling of their respective jurisdiction. Whether directly or via third parties, neither Party shall propose to any person, or shall accept from any person, any offer, promise, donation, gift or benefit of any kind which would be linked to a misuse that would be made by that person, or that has already been made by that person, of his/her real or supposed influence with a view to obtaining, for itself or for others, a distinction, a job, a contract or any other favourable decision. Neither Party shall solicit or accept for itself any offer, promise, donation, gift or benefit of any kind, for the purpose of misusing its influence with a view to making or obtaining any favourable decision.

14.4 Absence of Politically Exposed person. The Parties hereby represent, warrant and undertake that no legal representative of their company (including, but not limited to, any executive officer or board member), nor any third party that would directly or indirectly take benefit from this Sub-Tier Subcontract, holds, has held within the last three (3) years, or shall, at any time during the term of this Sub-Tier Subcontract, hold any executive, legislative, administrative, military or judicial office, or exercises, has exercised within the last three (3) years or shall, at any time during the term of this Sub-Tier Subcontract, exercise a public function in a public company or a government agency, or is, has been within the last three (3) years or shall, at any time during the term of this Sub-Tier Subcontract, be a public official or agent of an international public organization. The Parties also represent, warrant and undertake that no legal representative of their company or organization (including, but not limited to, any

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executive officer or board member), nor any third party that would directly or indirectly take benefit from this Sub- Tier Subcontract, holds, has held within the last three (3) years or shall, at any time during the term of this Sub-Tier Subcontract, hold an official function in a major political party of the country of the Client, as well as each of the relatives or each of the individuals closely related to a legal representative of their company (i.e. any individual who is widely and publicly known to have a close relationship with the legal representative in question), currently or within the last three (3) years, and who, by virtue of their position or mission, may influence the final award decision by the Customer or may influence the position to be taken by the Customer in the execution of this Sub-Tier Subcontract. In the event of a change of circumstances that would undermine the abovementioned statement, The Parties shall immediately inform each other thereof, within a reasonable time-line not exceeding five (5) days, by any means ensuring the receipt of such a notification as provided under this Sub-Tier Subcontract.

14.5 Data Privacy. The Parties shall comply with any regulation relating to the processing of personal data applicable during the term of this Sub-Tier Subcontract (altogether, "Applicable Data Protection Legislation"). The parties commit in particular to:

(1) Communicate to each other, personal data relating to data subjects only to the extent that the personal data have been legally collected and processed;

(2) Guarantee that it has duly informed data subjects in compliance with the Applicable Data Protection Legislation, and that, where required, it has obtained a valid consent from data subjects, in particular in relation to the processing made by the parties for the purpose of this Sub-Tier Subcontract;

(3) Process the personal data for the sole purposes as strictly necessary for the performance of the Non- Disclosure Agreement incorporated into this Sub-Tier Subcontract by reference;

(4) Share the Personal Information collected and processed as a result of this Sub-Tier Subcontract only with third parties who are subject to the same confidentiality and Personal Information protection obligations as are set out in this Sub-Tier Subcontact;

(5) Implement technical and organizational measures to ensure an adequate level of protection to the Personal Information processed; and

(6) Delete all Personal Information after they are no longer necessary for the purpose of this Sub-Tier Subcontract or upon request of the other Party.

15TRADE COMPLIANCE

15.1 For the performance of the Sub-Tier Subcontract and to the extent applicable to any SOW and/or purchase order issued herein, each Party shall comply with:

(1) All laws and regulations related to import and export control, and national security and strategic interest; and

(2) All economic sanctions or restrictions, in force in all countries (including but not limited to the Parties' countries), and in all international trade organizations (including the European Union and the United Nations), hereafter collectively referred to as "Trade Regulations".

15.2 The Sub-Tier Subcontractor understands that in the execution of this Sub-Tier Subcontract or any SOW or urchase order hereunder, the Sub-Tier Subcontractor may be exposed to and transferred information subject to Canadian export control, US export controls including the Export Administration Regulations (EAR) and the

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International Traffic in Arms Regulations (ITAR) or other foreign regulations ("Controlled Information"). The Sub- Tier Subcontractor undertakes:

(1) To put in place and maintain on its premises and in its information systems, all security measures in order to avoid unauthorized disclosure of any Controlled Information subject to Trade Regulations;

(2) Not to give access to or cause to give access to these Controlled Goods or technology to persons not authorized under the applicable Trade Regulations;

(3) Not to Sub-Tier Subcontact any part of the Work to a third party, including any affiliate, without Thales's approval and in accordance to the applicable Trade Regulations; and

(4) Not to (re-)export nor transfer in-country without Thales's written approval and in accordance to the Trade Regulations applicable to the Controlled Information.

15.3 All goods, technology or services (hereinafter "Deliverables") delivered to Thales shall be assigned by the Sub-Tier Subcontractor an export control classification number in accordance to their country of origin's export regulations and any US origin regulations that may apply. Either as requested by Thales, but no later than at each delivery, the Sub-Tier Subcontractor shall provide a duly completed and executed Commodity Export Classification Certificate (CECC) or other document in the form and instructions provided by Thales containing the export classification number of the deliverables. An Export Control Notice shall appear in intangible Deliverables (such as documentation or software) and on any delivery note for both tangible and intangible Deliverables.

15.4 The Sub-Tier Subcontractor warrants that all export classification information provided by the Sub-Tier Subcontractor to Thales in respect of the Deliverables are complete, true and accurate and that performance of the Sub-Tier Subcontractor's obligations under this Sub-Tier Subcontract and the use of the Deliverables by Thales or its customers will not contravene any applicable import or export control regulations. If any change in classification at any time during the execution of the Work, the Sub-Tier Subcontractor shall resubmit the CECC form or other format, as soon as commercially reasonable and at the latest within five (5) business days of the change.

15.5 The Sub-Tier Subcontractor shall use best efforts not to provide Deliverables subject to the US ITAR or EAR regulations, however, should this not be feasible in the context of the Work, the Sub-Tier Subcontractor shall advise Thales immediately and obtain Thales written authorization prior to providing such Deliverables.

15.6 Should the Deliverables require the granting of a license or other import or export authorization by the applicable regulatory authorities for delivery to Thales, the Sub-Tier Subcontractor shall be responsible for obtaining such licenses or other authorizations prior to delivery of the Deliverables. The Sub-Tier Subcontractor shall ensure that all and any necessary import and export licenses are maintained at all times. Thales shall sign or cause to sign any certificate or document, required by the Sub-Tier Subcontractor to obtain such export license.

15.7 Should Thales require to obtain export authorizations in the scope of the Work or for delivery to Thales's Customer, the Sub-Tier Subcontractor shall support Thales in obtaining such export authorization, including to sign or cause to sign any certificate or document required by Thales to obtain or comply to such export authorization.

15.8 In the event of any change in the restrictions affecting the use or re-transfer of the Deliverables becoming known to the Sub-Tier Subcontractor at any time after the Sub-Tier Subcontract is in place, the Sub-Tier Subcontractor shall notify the Thales immediately in writing, providing Thales with all information reasonably required in order to assess the new use and re-export restrictions affecting the deliverables. The parties undertake to open negotiations in order to determine the consequences of these changes on the Work and PO.

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16PUBLICITY, ADVERTISING

Except as may be required by applicable law, The Sub-Tier Subcontractor agrees not to advertise, promote or publicize matters relating to the services performed under this Sub-Tier Subcontact or to mention or imply any relationship or connection to Thales or [***] such advertising, promotion or publicity without prior written approval by Thales' Subcontracting Authority, unless otherwise required by law, in which case KWESST shall provide Thales with draft language and reasonable information regarding the applicable legal requirement, prior to public release. Thales shall have 5 business days to provide feedback, such feedback not to be unreasonably withheld.

17SEVERABILITY

In the event any one or more of the provisions contained herein shall for any reason be held to be unenforceable in any respect under the Sub-Tier Subcontract's applicable law, such enforceability shall not affect any other provision of this Sub-Tier Subcontract, but this Sub-Tier Subcontract shall then be construed as if such unenforceable provision or provisions had never been contained herein.

18ENTIRE AGREEMENT

This Sub-Tier Subcontract and the Non-Disclosure Agreement of 28 January 2021 - Agreement No. NDA.AGR.3633.2533 constitutes the entire agreement between the Sub-Tier Subcontractor and Thales relating to the subject matter hereof and shall not be changed in any manner except by a written agreement executed by both Parties. Other than as expressly provided herein, both Sub-Tier Subcontractor and Thales agree that no prior or contemporaneous representations, oral or written, form a part of this Sub-Tier Subcontact.

*****SIGNATURES ON NEXT PAGE*****

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IN WITNESS WHEREOF, Sub-Tier Subcontractor and Thales have executed this Sub-Tier Subcontract as of the date first indicated above.

Sub-Tier Subcontractor Kwesst Inc.	Thales

By:	By:

Name:	Name:
Harry Webster	Christopher Pogue
Title:	Title:
Chief Operating Officer	President & CEO
Date:	Date:
7 June, 2024	7 June 2024

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APPENDIX A

FLOWDOWN TERMS AND CONDITIONS

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As of the aforementioned Effective Date, all the rights, duties and obligations of the Parties set forth in this Appendix A - Flowdown Terms and Condidtions shall commence and be in full force and effect. Where "[***]" is referenced in this Appendix A, such reference will be in reference to Thales, rather than to [***], unless specifically stated otherwise, or where such reference is, by it's nature, a reference to [***] rather than Thales (e.g. [***] premises, where no work is performed on Thales's premises). Where "Seller" is referenced in this Appendix A, such reference will be applicable to KWESST as the Sub-Tier Subcontractor. Any reference to "Customer" or "[***]'s Customer" shall refer to the Customer, as defined in the Sub-Tier Subcontract. In the event of disparity between this Appendix A, and the terms of the Sub-Tier Subcontract, the terms of this Appendix A will prevail.

In consideration of the premises, mutual covenants and agreements herein set forth, the Parties agree as follows:

1 DEFINITIONS AND SCOPE OF WORK

1.1 Definitions

1.1.1 "Acceptance" shall have the meaning ascribed to it in Schedule B (SOW);

1.1.2 "Acceptance Period" shall have the meaning ascribed to it in Subsection 2.2 (Inspection/Acceptance/Warranty);

1.1.3 "Agreement" shall mean this agreement and its terms and conditions between the Parties, including the attached Schedules as referenced in Subsection 35.3 (Entire Agreement and Amendments);

1.1.4  NOT USED

1.1.5 "Associated Person" shall mean, in relation to a company, a person (including any director, officer, employee, agent or other intermediary) who performs services for or on behalf of that company or who holds shares of capital stock, partnership interests, limited liability company membership interests and units, shares, interest and other participations in that company (in each case when performing such services or acting in such capacity;

1.1.6 "Background Intellectual Property" or "BIP" shall mean all Intellectual Property that is not Foreground Intellectual Property that is incorporated into the Work or necessary for the performance of the Work and that is proprietary to or the confidential information of the Seller, its Sub-Tier Subcontractors or any other third party;

1.1.7 "Business Day" shall mean any day other than a Saturday or a Sunday or a day on which there is a national statutory holiday in Canada;

1.1.8 "Cost" shall have the meaning ascribed to it in Section 9 (Accounts and Audit);

1.1.9 "Customer" or "[***]'s Customer" shall mean [***]'s immediate customer under its prime contract;

1.1.10 "Day" shall mean a calendar day unless specified as a Business Day;

1.1.11 "Dollars" or "$" shall mean Canadian Dollars, unless expressly stated otherwise;

1.1.12 "Force Majeure" shall have the meaning ascribed to it in Subsection 35.9 (Force Majeure);

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1.1.13 "Foreground Intellectual Property" or "FIP" shall mean all Intellectual Property first conceived, developed, produced or reduced to practice as part of the Work under this Sub-Tier Subcontract;

1.1.14 "[***]" shall mean [***]

1.1.15 "[***] Commercial Authority" shall have the meaning ascribed to it in Subsection 2.2 (Authorities and Designations);

1.1.16 NOT USED

1.1.17 NOT USED

1.1.18 "Government Official" shall mean any person who would constitute either: a 'public official', or a 'foreign official', or a 'foreign public official' within the meaning of the Anti-Bribery Law, including, but not limited to (a) an individual who holds a legislative, administrative or judicial position, including a government minister, elected representative of a national or regional assembly, official of a political party, civil servant, magistrate or judge; or (b) an employee, official, officer, agent, representative, or other person acting in an official capacity for or on behalf of a Government Authority, political party, party official or political candidate;

1.1.19 "Herein", "hereby", "hereof", "hereunder" and similar expressions refer to this Agreement as a whole and not to any particular Section, Subsection, Paragraph, or Sub-paragraph or other Subdivision hereof;

1.1.20 "Indigenous business" shall mean an Indigenous business as identified at the Indigenous business directory and federal procurement site (www.sac-isc.gc.ca/REA/eng/reset);

1.1.21 "Intellectual Property" or "IP" shall mean all intellectual property including, but not limited to, patents, copyrights, trademarks, mask works, trade secrets, know-how and all other forms of intellectual property;

1.1.22 "Intellectual Property Right" or "IPR" shall mean any IP right recognized by the law, including any IP right protected through legislation (such as that governing patents, copyright, industrial design or integrated circuit topography) or arising from protection of information as a trade secret or as confidential information;

1.1.23 "Invention" shall mean any new and useful art, process, machine, manufacture or composition of matter, or any new and useful improvement in any art, process, machine, manufacture or composition of matter;

1.1.24 "LC4ISR Prime Contracts" shall mean the suite of contracts awarded to [***] by the Customer in or around December 2023, namely: [***]

1.1.25 "Lien" shall mean any mortgage, pledge, lien, charge, encumbrance or exercise of rights of security interest;

1.1.26 "LTSC Programs" shall mean the Core Network, System of Systems (SoS) Engineering and Integration (E&I), Intelligence, Surveillance, Target Acquisition, and Reconnaissance (ISTAR) and Applications programs under the LC4ISR Prime Contracts;

1.1.27 "Month" shall mean a calendar month;

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1.1.28 "Notice" shall have the meaning ascribed to it in Section 29 (Notices);

1.1.29 "Offset" shall have the meaning ascribed to it in Section 23 (Canadian Industrial Technology Benefits (Offsets));

1.1.30 "Products" shall mean all the equipment, hardware, materials, matters and things to be provided, maintained, and supported, as applicable, by the Seller and or Sub-Tier Subcontractor under this Agreement (including cables and other ancillary items);

1.1.31 "Program" shall mean the LC4ISR Applications Sustainment Services;

1.1.32 "Proprietary Information" shall have the meaning ascribed to it in Section 7 (Proprietary Information and Intellectual Property Ownership);

1.1.33 "Senior Representatives" shall have the meaning ascribed to it in Subsection 17.1 (Dispute

Resolution);

1.1.34 "Services" shall mean any actionable task that is performed by the Seller and/or Sub-Tier Sub- Subcontractor to carry out its obligations under this Agreement;

1.1.35 "Software" shall mean any computer program whether in source or object code (including Firmware), any computer program documentation recorded in any form or upon any medium, and any computer database, and includes modifications to any of the foregoing;

1.1.36 "Solution Leader" shall mean the Sub-Tier Subcontractor having responsibility for the management, architecture, development and the delivery of the workscope solution Subsection 6.2 of this Agreement. This responsibility covers the global responsibility of the solution proposed to [***] and [***]'s Customer and all deliveries involved; including, but not limited to, responsibility for monitoring the costs, schedule, attributable to the provision of the solution;

1.1.37 "Statement of Work" or "SOW" shall mean the one or more documents forming part of this Agreement at Schedule B (SOW);

1.1.38 "Sub-Tier Sub-Subcontractor" shall mean a person, firm or corporation, to whom or to which the Seller has, pursuant to this Agreement, contracted a portion of the Work, and includes any supplier, distributor or vendor which supplies or furnishes to or for the Seller;

1.1.39 "Term" shall have the meaning ascribed to it in Section 3 of the Sub-Tier Subcontract which forms part of the Agreement;

1.1.40 "Work" shall mean any or all of the data, activities, Products, Services, Software, matters and things done or furnished or required to be done or furnished by the Seller and/or Sub-Tier Sub-Subcontractor to carry out the Seller's obligations under this Agreement and any relevant Schedule(s).

2 INSPECTION/ACCEPTANCE/WARRANTY

2.1 For each Statement of Work:

2.2 Thales shall, in its sole discretion acting reasonably, accept the Work or give Seller notice of rejection within sixty (60) business days after performance notwithstanding any payment, test or inspection. No inspection, test, delay or failure to inspect/test or failure to discover any defect or other non-conformance shall relieve Seller of any of its obligations under the applicable SOW or this Agreement or impair any rights or remedies of [***] or [***]'s Customer.

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2.3 The Work must not be performed by any person who, in the opinion of [***] or its Customer, is incompetent, unsuitable or has conducted themself improperly, subject to further discussion between the Parties.

2.4 Seller warrants that: (a) each of its employees assigned to perform the Work hereunder shall have the proper skill, training and background so as to be able to perform the Work in a competent and professional manner in keeping with reasonable industry standards, (b) all Work shall be performed in accordance with the applicable SOW; and (c) [***] shall upon payment have sufficient, free, good and clear title to all deliverables developed under this Agreement including under the applicable Statement of Work. In addition to the foregoing warranties, any applicable SOW may contain additional warranties that specifically apply to such SOW.

2.5 If Seller delivers nonconforming Work in [***] sole opinion on the basis of the criteria set out in the applicable SOW, [***] may require Seller to promptly correct or re-perform the nonconforming Work. All repair, replacement and other correction and redelivery shall be completed within the original delivery schedule or such later time as [***] as the agreed by the Parties Redelivery to [***] of any corrected or re-performed Work shall be at Seller's sole expense, for any defects solely attributable to the Seller. Seller shall inform [***] of any corrective action taken. In addition, if Seller does not reasonably correct or re-perform the nonconforming Work, [***] may at its sole discretion: (i) correct the nonconforming Work; or (ii) obtain replacement Work from another source at as reasonable a cost as practicable given the schedule, with all such cost borne by Seller and, in such case, [***] may reduce the Price accordingly.

3 STATEMENTS OF WORK (SOW)

3.1 [***] is the LC4ISR prime contractor and the technical authority on the LTSC Programs. All elements of the solution provided by the Seller shall adhere to the overarching architecture as agreed by the Parties in a SOW. The Work or a portion of the Work to be performed under this Agreement will be on an "as and when requested basis" using the Schedule B (SOW) form. The Work described in the SOW must be in accordance with the scope of this Agreement. The Seller must provide the Thales Commercial Authority, within ten (10) working days of its receipt, the proposed total estimated cost for performing the Work and a breakdown of that cost in sufficient detail and format acceptable to [***], established in accordance with Schedule A - Rates of the Agreement.

3.2 The Parties acknowledge that [***]'s Customer ultimately sets the scope of the LC4ISR Prime Contracts, owing to the task-based nature of the work under the LTSC Programs. The Parties also acknowledge that [***]'s Customer retains Total System Responsibility (TSR).

3.3 If [***]'s Customer determines that the cost for a particular SOW is excessive or unacceptable and the Seller has not provided an acceptable revision to its price within a reasonable time period as agreed between the Parties or as required by [***]'s Customer, then [***] shall have the right to re-assign such portions of the SOW to another Sub-Tier Subcontractor, in whole or in part with a commensurate reduction in workshare to the Seller in accordance with Section 5.

3.4 Required Personnel for the Work. the Seller must be ready to embark on SOWs within a short period of time after the Effective Date of this Agreement. Given that the Seller may need some time to hire and assemble its Program team including other pertinent resources, it will be the Seller's responsibility to ensure that its Program time and other required resources are assembled in the shortest timeframe such that the Work may commence without any serious delays.

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4 PERIODIC USAGE REPORTS - SOWS

4.1 The Seller must compile and maintain records on its provision of services to [***]'s Customer under authorized SOWs issued under this Agreement.

4.2 The Seller must provide this data in accordance with the reporting requirements in Section 4.2 and 4.3. If some data is not available, the reason must be indicated. If services are not provided during a given period, the Seller must still provide a "nil" report. The data must be submitted on a quarterly basis to the [***] Commercial Authority.

The quarterly periods are defined as follows:

(1) 1st quarter: April 1 to June 30;

(2) 2nd quarter: July 1 to September 30;

(3) 3rd quarter: October 1 to December 31; and

(4) 4th quarter: January 1 to March 31.

4.3 The data must be submitted to the [***] Commercial Authority no later than fifteen (10) calendar days after the end of the reporting period.

5 SOW PRICING OPTIONS

5.1 Fixed Price: For these SOWs, the Seller must submit a "Fixed Price" excluding travel and living expenses to the [***] Commercial Authority when requested by [***] where the scope of Work is clearly understood by both Parties and no changes are anticipated in the scope of the Work. Where a Fixed Price has been established, the Seller will be obliged to complete the Work for the specified Fixed Price. Travel and living expenses will be paid based on actual expenditure incurred by the Seller in accordance with the Schedule B (SOW).

5.2 Ceiling Price: For these SOWs, the Seller must submit a "Ceiling Price" proposal excluding travel and living expenses to the [***] Commercial Authority when requested by [***] where the scope of the Work cannot be clearly defined. The term Ceiling Price is the maximum price that is to be paid to the Seller and beyond which the Seller will not receive additional compensation for the defined Work and in return for which the Seller is obligated to complete the Work. No additional funds will be made available. When a Ceiling Price is used both Parties agree prior to the SOW execution that the price is subject to downward revision on completion of the work, based on the actual cost and verification of the actuals. Travel and living expenses will be paid based on actual expenditure incurred by the Seller in accordance with Schedule B (SOW).

5.3 Limitation of Expenditure Price: When it is not suitable for [***] to use a Fixed Price or a Ceiling Price as described above, [***] may ask the Seller to submit a "Limitation of Expenditure" proposal. For a SOW which is subject to a Limitation of Expenditure as described in the above, the Seller must notify the [***] Commercial Authority in writing as to the inadequacy of its Limitation of Expenditure when:

(1) the resources required for its timely completion reaches 75% of the executed SOW funding; or

(2) if during the execution of the executed SOW it appears to the Seller that the scope of Work is greater than had been anticipated and that the funds provided for the SOW are inadequate.

When providing the notification described in this Subsection 5.3, the Seller must, as a minimum, identify:

(1) estimated labour hours and schedule forecast to complete;

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(2) work around plan; and

(3) constraints and risk assessment.

5.4 A revised proposal and proper justification for the requested amendment must be submitted to the [***] Commercial Authority for consideration. Under no circumstance shall the authorized level of expenditure be exceeded. [***] is under no obligation to pay for any Work that exceeds the authorized Limitation of Expenditure.

5.5 A Fixed Price, Ceiling Price and/or the Limitation of Expenditure proposal must be based on the rates listed in Schedule A - Rates.

5.6 All amounts charged on a Ceiling Price or Limitation of Expenditure basis must be subject to audit by [***] and/or [***] Customer before and/or after payment of an invoice.

6 PRICE AND PAYMENT

6.1 Price. For the full, satisfactory and timely performance of the Work by Seller, [***] shall pay Seller the fees and expenses as set forth in the "Basis of Payment and Prices" section of the applicable SOW ("Price"). The Price for Work performed by Seller hereunder including for Deliverables, is inclusive of all overheads, mark-ups and fees.

6.2 No Waiver for Payment. Payment of the Price or any portion thereof or payment of any invoice shall not constitute [***] acceptance of any of the Work performed by Seller under this Agreement including under any SOW.

6.3 Right of Set-Off. If [***] is due a payment pursuant to the terms and conditions of this Agreement including the applicable SOW at the time Seller issues an invoice, Seller shall apply that amount due to [***] from the invoice, clearly identifying that credit within the invoice. If the payment due to [***] exceeds the amount of the invoice, Seller shall remit payment to [***] in that amount within ten (10) Days of submitting the invoice.

6.4 Timing of Payment. [***] shall not be responsible for payment to Seller until a valid invoice together with applicable receipts has been received in accordance with this Agreement including the applicable SOW and in no event shall [***] be liable for payment of any invoices that are not submitted within ninety (90) Days from the date on which Work under the applicable SOW is completed. [***] shall remit payment within ninety (90) Days after [***] receipt of a valid invoice, provided that no dispute arises. Payment due date shall be computed from the date of the later of the scheduled delivery date, the actual delivery date or the date of receipt of a correct invoice. Payment shall be deemed to have been made on the date [***] cheque is mailed or payment is otherwise tendered. Seller shall promptly repay to [***] any amounts paid in excess of amounts due Seller. Invoices must be approved by the [***] Commercial Authority, as identified under Section 35 (Notices), prior to payment.

6.5 Proprietary Pricing. The Price including, but not limited to, rate(s) per quantity, as applicable, to be paid by [***] to Seller, shall constitute [***] and Seller's Proprietary Information (as defined in Subsection 13.1.1) and disclosure thereof shall be deemed a breach of this Agreement.

6.6 No responsibility to pay for Work not performed due to closure of offices. Where the Seller, its contractors, Sub-Tier Sub-Subcontractors or agents are providing services on government or [***] premises under this Agreement and those premises are inaccessible because of the evacuation or closure of offices, and as a result no work can be performed, [***] shall not be responsible for paying the Seller for work that otherwise would have been performed if there had been no evacuation or closure.

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If, as a result of any strike or lock-out, the Seller or its contractors, Sub-Tier Sub-Subcontractors or agents cannot obtain access to government or [***] premises and, as a result, no work can be performed, [***] shall not be responsible for paying the Seller for work that otherwise would have been performed if the Seller had been able to gain access to the premises.

6.7 Holdback

6.7.1 Each SOW, will be subject to five percent (5%) holdback.

6.7.2 Each SOW will be first evaluated by [***] to determine if the holdback will apply.

6.7.3 Any SOW that will generate Intellectual Property and/or source code must be considered for a holdback.

6.7.4 All holdback amounts of the SOWs, will be released at the end of every two (2) year period in accordance with milestone schedule below. Each holdback amount will only be released if:

6.7.4.1 all Work and deliverables (including source code, if applicable) have been completed and delivered;

6.7.4.2 the Work and deliverables have been satisfactorily accepted by [***]; and

6.7.4.3 a final claim for the holdback release is submitted.

6.7.5 The [***] Commercial Authority may consider releasing the holdback on certain tasks at the time of delivery and acceptance. Regardless of the exception provided in the preceding sentence, the Seller must certify to the [***] Commercial Authority in writing that the IP and/or source code have been transferred to [***], as applicable, and there are no outstanding matters. Certifications from the Seller must be provided for all SOWs subject to holdback.

The milestone schedule

Milestone Number	Holdback Period	Holdback Release Due Date
1	Effective Date to 14 January 2026	16 February 2026
2	15 January 2026 to 14 January 2028	15 February 2028
3	15 January 2028 to 14 January 2030	15 February 2030
4	15 January 2030 to 14 January 2032	16 February 2032
5	15 January 2032 to 14 January 2034	15 February 2034
6	15 January 2034 to 14 January 2036	15 February 2036
7	15 January 2036 to Agreement End Date	Agreement End Date

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6.8 Additional Labour Categories

6.8.1 Additional Fully Loaded Labour Rates for Labour Categories for SOW(s) that are not identified in the Agreement will be negotiated on "as and when required" basis by the [***] Commercial Authority.

6.8.2 The fixed Fully Loaded Labour Rates must be fair and reasonable. At [***] request, the Seller will be asked to demonstrate that the rates are not in excess of the lowest rate charged anyone else, including the Seller's most favoured customer, for the like quality and quantity of the services. [***], at its sole discretion, may request any other supporting documentation. [***] also reserves the right to require the submission of a detailed rate breakdown from the Seller and apply Contract Cost Principles 1031-2 and the PWGSC departmental Profit Policy in effect at the time.

6.8.3 The rates will only apply to the SOW for which they were negotiated unless incorporated into the Agreement through a formal amendment issued by the [***] Commercial Authority.

6.9 Economic Price Adjustment

6.9.1 For Option Periods including any subsequent years, if exercised, the Seller will be paid the annually adjusted prices and rates adjusted in accordance with the Economic Price Adjustment (EPA) methodology in accordance with the Schedule A - Rates.

6.9.2 Hourly Labour Rates in Annex B - Basis of Payment Rates table will be adjusted in accordance with Subsections 6.9.3 and 6.9.4.

6.9.3 The Canadian Consumer Price Index shall be used to determine the adjusted Hourly Labour Rates

. The calculation for the adjusted rates will be based on the Consumer Price Index (CPI) monthly, not seasonally adjusted for "All items" as per the latest available Table: 18- 10-0004-13 published by Statistics Canada.

6.9.4 Labour Rates for the Option Periods will be incorporated in Annex B - Basis of Payment Rates table prior to exercising the options. In the event that the Labour Rates could not be finalized in time, last year's rates will continue to apply as an interim basis subject to adjustment upon completion of the annual rate between [***] and the Seller for each Option Period.

7 PROPRIETARY INFORMATION AND INTELLECTUAL PROPERTY OWNERSHIP

7.1 Definitions

7.1.1 "Proprietary Information" means all information that is identified as Proprietary Information by the disclosing party, or ought reasonably to be understood by the receiving party to be proprietary, and is disclosed by the disclosing party under this Agreement subject to the provisions of Subsection 7.2.2 in tangible, written, oral or visual form. Proprietary Information includes without limitation, all classified or unclassified information, records, data and documents that are relevant to the Work and that [***] or Supplier determine should not be freely disclosed to the public and includes: intellectual property of any nature and kind including all domestic and foreign trade-marks, business names, trade names, domain names, trading styles, patents, trade secrets, technology, techniques, know-how, software, industrial designs, Inventions, improvements, discoveries, product formulations, processes, processing methods and developments, manufacturing techniques, formulae, recipes, software, documentation, designs, flowcharts, specifications, drawings, prints, notes, memoranda, devices, samples, moulds, casts, sketches, plans, models, studies, listings, or any other material containing or disclosing any of the matters constituting the Work, or any other business research, investigation or plans of the disclosing party and its affiliates, and copyrights, whether registered or unregistered, and all applications for registration thereof, and information regarding government classified business or other businesses, customer lists and other customer-related information, cost and price information, supplier lists, and any other information that is proprietary to the owner. Proprietary Information does not include information that was:

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7.1.1.1 Published or otherwise is, or becomes, available to the public other than by breach of this Agreement;

7.1.1.2 Lawfully received from a third party without restriction on disclosure and without breach of this Agreement;

7.1.1.3 Disclosed to a third party without a similar restriction on the rights of such third party;

7.1.1.4 Already known by the Recipient and the Recipient can demonstrate that the information was known without breach of this Agreement;

7.1.1.5 Developed independently within the Recipient's organization without access to or use of the Proprietary Information disclosed hereunder; or

7.1.1.6 Approved in writing by the Discloser for public release or disclosure by the Recipient.

7.2 Subject to Sections 7.2 and 7.3, the Parties agree to protect Proprietary Information as follows:

7.2.1 The receiving party shall use the Proprietary Information disclosed hereunder only for the purpose of performing the Work under this Agreement and, during the Term and for a period of ten (10) years following expiration or termination of the Agreement, the receiving party shall take reasonable efforts to preserve in confidence such Proprietary Information and prevent disclosure thereof to third parties and shall use the same standard of care to protect the disclosing party's Proprietary Information as the receiving party uses to protect its own information of like kind but, in any event, shall employ at least reasonable care. Disclosures of such Proprietary Information shall be restricted to those individuals of the receiving party who are directly participating in the efforts relating to this Agreement or the individual SOWs, as applicable, who have a need to know such information and who have been made aware of and consent in writing to abide by the restrictions contained in this Agreement which concern the use of such information.

7.2.2 The Parties agree that in order to identify Proprietary Information for protection under this Agreement where such Proprietary Information is not otherwise reasonably understood to be proprietary to a Party, the disclosing party shall clearly and conspicuously mark written or documentary, recorded, machine readable and other information in a tangible form using an appropriate legend. Proprietary Information stored in electronic form on disk, tape, or other storage media shall be considered to be adequately marked if a legend indicating the information is proprietary displays when the information originally runs on a computer system and when the information is printed from its data file. The disclosing party shall identify proprietary information originally disclosed in some other form (e.g., orally or visually) by (a) identifying the information as proprietary at the time of original disclosure, (b) summarizing the Proprietary Information in writing sufficiently specific to enable the receiving party to identify the information considered proprietary by the disclosing party, (c) marking the written summary clearly and conspicuously with an appropriate proprietary legend, and (d) delivering the written summary to the receiving party within sixty (60) days following the original disclosure. All information disclosed through access to the non-public areas of [***] premises, and through access to [***] computer networks are considered Proprietary Information, whether or not marked, unless specifically notified in writing to the contrary.

7.2.3 The terms and conditions of this Agreement and any purchase order issued hereunder will be regarded as Proprietary Information and subject to the provisions of this Section 7. Either the Seller or [***] may disclose such terms and conditions to its legal and financial advisors or to any federal or provincial government department or agency in Canada or to any other applicable government body. In addition, [***] may disclose the terms and conditions of this Agreement to its parent company or to any affiliated or subsidiary company or to any past, present or prospective customers of [***].

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7.3 The disclosing party warrants that it shall not provide any Proprietary Information to the receiving party for which the disclosing Party does not own or control the intellectual property rights, or under which disclosing party does not have a right to grant to receiving party a license to such intellectual property rights, and agrees to defend, indemnify and hold the receiving party, and their affiliates, subsidiaries, and their respective customers, directors, officers, employees and agents harmless from and against any cost, expenses or other liability arising from any claim or cause of action brought against receiving party and resulting from the disclosing party's breach of this warranty. The foregoing shall constitute the sole and exclusive remedy of the receiving party for a breach of the foregoing warranty by the disclosing party.

7.4 Ownership of Intellectual Property / Title to Inventions and Work

7.4.1 Seller shall assign and transfer, and does hereby irrevocably assign and transfer to [***] Customer the entire right, title and interest, worldwide, in, to and under all Foreground Intellectual Property including but not limited to all copyrights, Inventions, and patents, including copyright renewal rights, and such Foreground Intellectual Property shall, from the time of creation, be and shall remain the sole and exclusive property of [***] Customer and its nominees throughout the world, whether or not patented or copyrighted, and without regard to any expiration or termination of this Agreement or a SOW. Seller shall waive and does hereby waive, and shall cause its personnel to so waive, all moral rights in the Services and deliverables including but not limited to all copyrights, Inventions, and patents, including copyright renewal rights, and relinquish and transfer and set over to [***] Customer any and all interest in such work. The Seller agrees to exercise reasonable care to avoid making any Foreground Intellectual Property assigned to [***] Customer available to any third party. The Seller is liable to [***] and [***] Customer for all damages, subject to the limitation of liability, including reasonable attorneys' fees, in the event any Foreground Intellectual Property is made available to third parties by the Seller in any manner not authorized by [***] Customer.

7.4.2 Reporting. Seller shall communicate in writing to [***] promptly and describe fully all Foreground Intellectual Property whether made solely by Seller or jointly with others. On the first business day of every calendar quarter after execution of this Agreement, Seller shall submit a written report to [***] reporting the Foreground Intellectual Property conceived, reduced to practice or to a tangible medium of expression, or made by Seller during the previous quarter and any previously unreported items. The written report shall contain a description of the Foreground Intellectual Property and those responsible its creation. [***] shall have the right to audit annually the Seller to determine whether the Seller has disclosed to [***] all of the Foreground Intellectual Property in accordance with this Subsection 7.4.2.

7.4.3 Further Assurances. Seller and its Sub-Tier Sub-Subcontractors, at [***] request and expense, shall assist [***] and its nominees in every reasonable way during and subsequent to the Term to obtain for [***] Customer or its nominees' benefit, patents, copyrights, or other forms of legal protection on such Foreground Intellectual Property throughout the world including without limitation to execute all applications, assignments and other documents required to give effect to the provisions of this Subsection 13.4.3 and the applicable Sub-Tier Sub-Subcontractor certifications, and to enforce the rights of [***] Customer to all deliverables, Work and Intellectual Property.

7.4.4 Subject to the limitations of the use of Seller's Background Intellectual Property as stated in Subsection 7.4.5 below, all data, designs, drawings, tracings, plans, layouts, programs, flow charts, specifications, software, documentation, work product and any and all other memoranda, including but not limited to any and all written information which may be or has been furnished to Seller or which may be produced, prepared, or designed by Seller in connection with the Work hereunder, shall be, become, and remain the exclusive property of [***] Customer, and shall be available to [***] Customer at all times. Such materials shall be subject to the provision of Subsection 7.2 or such other non-disclosure terms executed  by the Parties hereto. Upon the termination or completion of the Work performed under a SOW, any and all material referred to in this Subsection 7.4.4, together with all copies and reprints in Seller's possession, custody, or control, shall be promptly transferred and delivered to [***] Customer and Seller shall thereafter make no further use, either directly or indirectly, of such material.

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7.4.5 License to Seller's Background Intellectual Property - [***] Customer. Seller grants and agrees to grant to [***] Customer a perpetual, non-exclusive, irrevocable, transferable, royalty-free, fully paid-up, worldwide license, to all of Seller's Background Intellectual Property necessary to use and freely exploit Foreground Intellectual Property without restriction, including but not limited to rights to Seller's patents, copyrights and know-how, for [***] Customer to make, have made, use, copy, have copied, reproduce, have reproduced, translate, have translated, modify, compile, configure, create derivative works of, distribute, sell, lease, sublicense or otherwise market and dispose of products and services and to practice processes or methods related thereto. If Seller's Background Intellectual Property includes computer software, Seller grants and agrees to grant to [***] Customer the right to sublicense Seller's computer software to its sub- licensees under the same rights as granted to [***] Customer when the Seller's software is necessary to be used in conjunction with the Foreground Intellectual Property conceived during the performance of the Work under this Agreement.

7.4.6 License to Seller's Background and Foreground Intellectual Property - [***]. Seller hereby grants and agrees to grant to [***], a limited, non-exclusive, royalty-free, non-transferable, license in Canada, for the Term of the Agreement to use, modify, prepare derivative works based on, and copy Seller's Background and/or Foreground Intellectual Property provided by Seller to [***] pursuant to and strictly limited to the purpose of, for the Program. Such license shall be limited to and solely for the purposes of [***] fulfilling its respective obligations under the Program and/or this Agreement. Nothing in this Agreement shall grant to [***] any rights or license to use any Seller Intellectual Property and/or Proprietary Information (including without limitation any Seller Proprietary Information developed pursuant to this Agreement) for any purpose other than fulfilling its obligations under the Program.

8 INTELLECTUAL PROPERTY INDEMNITY

8.1 Third Party Licenses. Seller agrees not to knowingly incorporate in the deliverables third party intellectual property, excluding commercial computer software acquired with [***] written consent and subject to the third party licensor's standard commercial license, which shall be delivered to [***] forthwith.

8.2 IP Indemnity. The Parties shall indemnify, defend and hold harmless the other Party, Customer, its parent, affiliates, subsidiaries, and their respective customers, directors, officers, employees, and agents from all claims, suits, actions, awards, liabilities, damages, costs, expenses and attorneys' fees: (i) related to the actual or alleged infringement of any Canadian, American or foreign intellectual property right related to the other Party's Intellectual Property and/or Proprietary Information; and (ii) arising out of the Work performed. Each Party shall notify the other of any such claim, suit or action; and the notified Party shall, at its own expense, fully defend such claim, suit or action on behalf of indemnities.

8.3 Limitation of Liability for IP Infringement. Seller's liability under this Section with regard to any infringement shall be limited solely to the extent that the infringement claim arises from: (i) Seller's compliance with formal specifications issued by [***] where infringement could not be avoided in complying with such specifications; or (ii) [***] use or sale of Work or deliverables in combination with other non-Seller services or products that would not reasonably be expected to be used in such combination, and which are used without Seller's approval or direction or otherwise approved in the SOW and where the infringement claim would have been avoided but for such combination.

8.4 For purposes of this Section 8, the term [***] shall include the [***], all of its subsidiaries, all officers, directors, agents, and employees of [***].

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9 ACCOUNTS AND AUDIT

9.1 The Seller shall keep proper accounts and records of the cost to the Seller of the Work and of all expenditures or commitments made by the Seller in connection therewith, in numeric and machine readable form (not PDF copies) and shall keep all invoices, receipts and vouchers relating thereto. The Seller shall not, without the prior written consent of [***] Commercial Authority, dispose of any such accounts, records, invoices, receipts or vouchers until the expiration of seven (7) years after final payment under this Agreement, or until the settlement of all outstanding claims and disputes, whichever is later.

9.2 Subject to Subsection 9.1, all such accounts and records as well as any invoices, receipts and vouchers shall at all times during the retention period referred to in Subsection 9.1 be open to audit, inspection and examination by [***] Customer directly or independent third parties authorized by either [***], or [***] Customer, who may make copies and take extracts thereof. The Seller shall provide all facilities for such audits and inspections and shall furnish all such information as the independent third parties or [***] Customer may from time to time require with respect to such accounts, records, invoices, receipts and vouchers, to the extent they are required in relation to confirming the Seller's obligations under this Agreement. Such third parties will not disclose, and Seller will not be required to disclose, sensitive financial or competitive information of the Seller to [***], without the prior written consent of the Seller.

10 INDEPENDENT SELLER

10.1 Seller shall have complete control over the performance of, and the details for accomplishing, the Work. It is the intention of [***] and Seller that for all purposes Seller is and shall be an independent contractor and the sole employer and/or principal of any and all Sub-Tier Sub-Subcontractors assigned by Seller to provide Work. Under this Agreement, Seller is obligated to perform all requirements of an employer under federal, provincial, and local laws and ordinances (or foreign law, if applicable). Such compliance shall include, but not be limited to, laws regarding, as applicable, the payment or remittance, as applicable, of minimum wages, employment equity, pension plan contributions, employment insurance premiums, federal and provincial income taxes, and workers' compensation premiums and health premiums. Under no circumstances shall Seller or its Sub-Tier Sub- Subcontractor's be construed to be employees, representatives, or agents of [***] for any purpose, including but not limited to taxation and worker's compensation laws. Seller's Sub-Tier Sub-Subcontractors, employees and agents shall not be entitled to participate in the profit sharing, benefits, pension, or other plans established for the benefit of [***] employees.

10.2 Relationship. Under the terms of this Agreement [***] and Seller are independent contractors, and nothing contained herein shall be construed to create or imply that there exists between the Parties any partnership, joint venture, or other combined business organization. The respective obligations and rights of Seller and [***] are limited to the terms of this Agreement, and both Parties hereby specifically acknowledge that they do not have authority to incur any obligations or responsibilities on behalf of the other Party.

10.3 Compliance with Code of Conduct. Notwithstanding Seller's status as an independent contractor, Seller understands, and Seller agrees to ensure Seller's contractors understand, the [***] Code of Conduct which illustrates [***] expectations, ethics and conduct of Seller and Seller's contractors during the performance of Work under this Agreement. Seller agrees that it shall abide by, and Seller agrees that it shall ensure that Seller's contractors abide by, the principles contained in such code, a copy of which is attached hereto as Schedule C. Seller agrees to furnish written certification to [***] before commencement of Work and at any time thereafter before substituting or adding new personnel to work on [***] premises, that Seller has reviewed with Seller's contractors the [***] Code of Conduct.

10.4 Seller further agrees that Seller understands the certification required under the terms of Schedule D, which include the Government of Canada Integrity Provisions. Seller agrees to furnish the written certification (Schedule D) to [***] at the time of executing this Agreement and at any time thereafter at the request of [***].

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11 SECURITY AND ACCESS TO [***] FACILITIES WHILE VISITING OR WORKING AT [***] FACILITIES

11.1 Facility Access. Seller and Seller's Sub-Tier Sub-Subcontractors shall be granted access to [***] facilities, only as indicated in the applicable SOW and only during [***] normally scheduled business hours or as otherwise specifically agreed in writing between the Parties, all of which shall be in accordance with the Security Terms and Conditions attached at Schedule E.

12 TERMINATION

12.1 Termination for Convenience

12.1.1 [***] may, upon termination for convenience by [***] Customer, terminate for any reason all or any part of the Work under this Agreement and/or a SOW by written notice to the Seller. In the event of termination of this Agreement, Seller shall immediately cease performance of all Work terminated hereunder, cause any and all of Seller's Sub-Tier Sub-Subcontractors to cease work, and comply with the requirements of the written notice. In the event of termination of a SOW, Seller shall immediately cease all Work under the applicable SOW and cause Seller's Sub-Tier Sub-Subcontractors performing such Work to cease work.

12.1.2 [***] shall have no liability for any such termination except for liability for Work rendered or expenses reasonably and properly incurred prior to the effective date of such termination notice and for which payment has not been made. The Seller agrees that it will only be paid: (i) on the basis of the Price, for any part of the Work completed that is inspected and accepted in accordance with the Agreement, whether completed before, or after the termination in accordance with the instructions contained in the termination notice; and (ii) the Cost incurred by the Seller plus a fair and reasonable profit thereon as determined by [***] in accordance with the profit provisions found in PWGSC Supply Manual section 10.65 Calculation of profit on negotiated contracts, for any part of the Work commenced, but not completed, prior to the date of the termination notice. The Seller agrees that it is not entitled to any anticipated profit on any part of the Agreement terminated. The Seller shall not be paid for any Work performed or costs incurred that reasonably could have been avoided. [***] may reduce the amount paid in respect of any part of the Work, if upon inspection, it does not meet the requirements of the Agreement. Failure to agree shall be deemed a dispute and shall be settled in accordance with the provisions of Section 23 (Dispute Resolution). Seller must submit all claims within sixty (60) Days after the effective date of termination notice. In no event shall [***] be obligated to pay Seller: (i) in the case of termination of the Agreement, any amount in excess of the Agreement Price; (ii) in the case of termination of a SOW, any amount in excess of the Price for the applicable Work; or (iii) for any Work, that upon inspection, does not meet the requirements of the Agreement. Seller shall continue to perform Work not terminated by this termination notice.

12.2 Termination for Default

12.2.1 [***] may terminate this Agreement for default immediately if Seller and/or Seller's Sub-Tier Sub-Subcontractor(s) breach the provisions of Section 7 (Proprietary Information and Intellectual Property Ownership) and/or if Seller or Seller's Sub-Tier Sub-Subcontractor fails to comply with the Government of Canada's Integrity Provisions as contained in Schedule D. In addition, [***] may terminate all or any part of this Agreement and/or a SOW by written notice to Seller if: (i) Seller fails to perform any provision of this Agreement or a SOW, or fails to make progress, so as to endanger performance of this Agreement and/or a SOW, and, in either of these two circumstances, does not cure the failure within the cure period specified in the written notice; or (ii) in the event Seller declares bankruptcy, becomes insolvent, suspends its business operation, initiates any reorganization and/or arrangement for the benefit of its creditors, takes the benefit of any statute relating to bankrupt or insolvent debtors, if a receiver is appointed under a debt instrument or a receiving order is made against the Seller, or an order is made or a resolution passed for the winding-up of the Seller. Seller shall continue to perform the Work not terminated. If [***] terminates all or any part of this Agreement and/or a SOW for default, [***] may acquire, under terms and conditions and in a manner [***] considers appropriate, Work similar to those terminated and the Seller shall be liable to [***] for any reasonable excess costs for that Work (the "Reprocurement"). If the Agreement and/or a SOW is terminated for default, [***] may require the Seller to transfer title and deliver to [***] any completed Services and deliverables or partially completed Services and deliverables and materials, part, tool, dies, jigs, fixtures, plans, drawings, information and agreement rights that the Seller has specifically produced or acquired for this Agreement. Seller shall protect and preserve property in its possession in which [***] has an interest.

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12.2.2 [***] shall pay for completed Services and deliverables delivered and accepted in accordance with the Prices set forth in the applicable SOW and in accordance with the terms of this Agreement. [***] and Seller shall agree on the amount of payment for in process Services and deliverables or materials, title to which has been transferred and delivered to [***]. Failure to agree shall be a dispute and shall be settled in accordance with Section 23 (Dispute and Resolution). Seller must submit all claims within sixty (60) Days after the effective date of termination. In no event shall [***] be obligated to pay Seller: (i) in the case of termination of the Agreement, any amount in excess of the Agreement Price; and (ii) in the case of termination of a SOW, any amount in excess of the Price for the applicable SOW. The rights and remedies provided by [***] in this Section 18 are in addition to any other right or remedies provided by law or in equity.

12.2.3 Upon termination of this Agreement and/or a SOW, Seller shall promptly return to [***] all copies of any [***] Proprietary Information, data, records or materials, of whatever nature, and all work in progress.

12.2.4 The rights and obligations to protect Proprietary Information disclosed prior to expiration or termination in accordance with the time period set forth in Subsection 13.2.1 of this Agreement shall not be affected by the expiration or termination of this Agreement or a SOW. Upon expiration or termination of this Agreement and/or a SOW, but subject to the use required for Reprocurement, each Party shall cease all use of Proprietary Information received under the Agreement or the SOW, as applicable.

12.2.5 Within thirty (30) calendar days following termination or expiration of this Agreement and/or the SOW, Seller shall submit to [***] an itemized invoice of any fees or expenses theretofore incurred under this Agreement or the SOW, as applicable. [***] upon payment of accrued amounts so invoiced and accepted shall thereafter have no further liability or obligation to Seller for any further fees, expenses or other payments under this Agreement or the SOW, as applicable.

13 ASSIGNMENT, DELEGATION AND SUB-TIER SUBCONTACTING, NO LIENS

13.1 Subject to Section 6, Seller may not assign, Sub-Tier Subcontact or delegate its obligations, rights or duties under this Agreement or under a SOW, in whole or in part, without the prior written consent of [***]. Any such assignment or delegation without such consent shall be void.

13.2 Seller may assign its right to monies due or to become due provided that Seller gives [***] written evidence of said assignment. No assignment, delegation or Sub-Tier Subcontacting by Seller, with or without [***] consent, shall relieve Seller of any of its obligations under this Agreement or a SOW or prejudice any of [***] rights against Seller whether arising before or after the date of any assignment. This Section does not limit Seller's ability to purchase standard commercial supplies or raw materials.

13.3 To the fullest extent permitted by law, Seller shall not file any mechanic's or materialmen's lien against [***] property and shall keep the property free and clear of all liens, claims, and encumbrances arising from Seller's or Seller's Sub-Tier Sub-Subcontractor' performance of Work under this Agreement. In the event that any mechanic's or materialmen's lien is filed against [***] property by Seller or Seller's Sub-Tier Sub-Subcontractors, [***] shall notify Seller of such filing, and if a waiver or release of the lien is not provided to [***] within seventy-two (72) hours of such notice, [***] shall be entitled to pay the amount claimed by the filer of the lien directly to such person or firm, and to deduct any such sum from compensation then due or due in the future to Seller. Seller agrees to indemnify, defend and hold [***] harmless from and against any cost, expenses or other liability arising from any claim or cause of action in connection with such lien.

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14 NON-EXCLUSIVITY AND CONFLICT OF INTEREST

14.1 Each Party reserves the right to contract with other firms or individuals during the Term of this Agreement to provide or procure services similar to those being performed by Seller hereunder.

14.2 Notwithstanding Subsection 14.1, Seller specifically agrees that during the applicable Term it shall not provide the same or similar work product(s) or service(s) as those described in the applicable SOW under this Agreement to a competitor of [***] without prior written notice to and the consent of [***], which shall not be unreasonably withheld. Seller shall provide prior notice to [***], if during the Term hereof, Seller shall be performing the same or similar services for any other company. Based upon that information, [***] shall inform Seller whether the other recipient of Seller's services is a competitor of [***]. Except for the above, Seller shall be free to accept all other service opportunities during the Term of this Agreement.

14.3 Seller agrees that at the time of execution of this Agreement, Seller has disclosed to [***] in writing the existence, if any, of conflicting roles. Seller further agrees that it has a continuing obligation during the applicable Period of Performance of any SOW to disclose immediately in writing to [***] the existence of conflicting roles.

14.4 The Seller agrees that it is a term of this Agreement that no person who is not in compliance with the provisions of the Conflict of Interest and Post-Employment Code for Public Office Holders or the Conflict of Interest and Post-Employment Code for the Public Service of Canada or its successor code entitled "Values and Ethics Code for the Public Service", shall derive any direct benefit from this Agreement.

15 INSURANCE REQUIREMENTS

15.1 Seller agrees to meet all Insurance requirements as outlined in Schedule G to this Agreement.

16 INDEMNIFICATION

16.1 Seller agrees to indemnify and hold harmless [***], its parent, [***], [***] affiliates, subsidiaries, and their respective customers, directors, officers, employees and agents from and against all actions, causes of action, liabilities, claims, suits, judgments, liens, awards and damages of any kind and nature whatsoever for third party claims related to (a) property damage, (b) bodily injury, (c) death (including without limitation injury to or death of employees and Sub-Tier Sub-Subcontractors of Seller or any of its suppliers thereof), (d) expenses, (e) costs of litigation, or (f) legal counsel fees which arise out of, or are in any way related to Seller's or Seller's Sub-Tier Sub-Subcontractors' 1) grossly negligent or wilful breach of obligations or responsibilities arising from this Agreement, any SOW, or purchase order issued hereunder, or 2) failure to comply with all applicable local, provincial, state and Federal Laws and regulations in the performance of this Agreement or a SOW, with the exception of Privacy Laws. Seller's obligation hereunder is not limited to insurance available to or provided by Seller, Seller's Sub-Tier Sub-Subcontractors or any of Seller's suppliers. Seller expressly waives any immunity under industrial insurance, whether arising out of statue or source, to the extent of the indemnity set forth in this Subsection 16.1.

16.2 Gratuities

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16.2.1 Seller warrants that neither Seller nor any of Seller's Sub-Tier Sub-Subcontractors, employees, agents or representatives have offered or given, or shall offer or give, any gratuities to [***] employees, agents or representatives for the purpose of securing this Agreement or a SOW or securing favourable treatment under this Agreement or under a SOW.

16.3 Protection of Property

16.3.1 At all times Seller shall use, and Seller shall ensure that any of Seller's Sub-Tier Sub- Subcontractors shall use, suitable precautions to prevent damage to [***] property. If any such property is damaged by the fault or negligence of Seller or any Seller Sub-Tier Sub-Subcontractor thereof, Seller shall, at no cost to [***], promptly and equitably reimburse [***] for such damage or repair or otherwise make good such property to [***] satisfaction. If Seller fails to do so, [***] may perform the repairs and recover from Seller the cost thereof.

16.4 Cooperation

16.4.1 [***] agrees to comply with all reasonable requests of Seller and provide access to all documents reasonably necessary for Seller to perform its duties under this Agreement or any Statement of Work. Seller shall comply with all reasonable requests of [***] in order for [***] to properly assess Seller's performance hereunder.

17 DISPUTE RESOLUTION

17.1 Subject to the provisions of Subsection 17.3, in the event of a dispute, prior to taking any legal actions, but subject to Subsection 17.4, an aggrieved Party shall provide written Notice to the other Party of its intention to engage in informal discussions to resolve the dispute pursuant to this paragraph. For a period of no more than thirty (30) Days from the date of such Notice, unless otherwise extended by mutual agreement, authorized representatives of both Parties will endeavour, in good faith, to settle the dispute. In the event the authorized representatives are unable to resolve the dispute within such thirty (30) Day period, either Party may provide written Notice to the other Party requesting escalation of the dispute to the Parties' next appropriate level of management ("Senior Representatives"). The Parties will use good faith efforts to schedule the meeting of the Senior Representatives within ten (10) Business Days from such Notice. The Senior Representatives will meet to discuss the matter and will endeavour, in good faith, to settle the dispute within thirty (30) Days from the date of the meeting. If the Parties' Senior Representatives are not able to resolve the dispute within thirty (30) Days from the meeting and unless otherwise agreed upon, the Parties shall submit the dispute to arbitration, as defined below. All defences based on passage of time will be suspended pending the conclusion of this dispute resolution process, including, if exercised, the arbitration process defined herein.

17.2 All disputes arising out of this Agreement shall be finally settled pursuant to the Arbitration Act of Ontario by one arbitrator; the arbitrator shall either be agreed on by the Parties or be appointed. The language of the proceedings shall be English. Each Party shall submit a brief not to exceed ten (10) pages and the arbitration shall not exceed two (2) Business Days in duration. The arbitrators' decision shall follow the plain and natural meaning of the relevant documents, and shall be final and binding. The arbitrators will have no power to award:

17.2.1 Damages inconsistent with this Agreement, or

17.2.2 punitive damages or any other damages not measured by a Party's actual damages, and the Parties expressly waive their right to obtain such punitive damages in arbitration or in any other forum.

17.3 Disputes, claims, questions, or disagreement that are based on intellectual property rights (including, but not limited to patent validity and infringement, trademark or copyright infringement, and misuse or disclosure of trade secrets) shall be submitted to a court of competent jurisdiction and are not subject to the arbitration procedures mandated by this clause. The prevailing party in any action or proceeding that arises out of this Subsection 17.3 shall be entitled to recover reasonable attorney's fees, costs, and litigation expenses from the non-prevailing Party. The "prevailing party" shall be determined by the court before which the action was brought based upon an assessment of which Party's major arguments or positions taken in the suit or proceeding could fairly be said to have prevailed over the other Party's major arguments or positions on major disputed issues in the court's decision.

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17.4 The arbitral award may be entered in any court having jurisdiction. All aspects of the arbitration will be confidential. Each Party will promptly pay its share of all arbitration fees and costs. The arbitration proceedings shall take place in Ottawa, Ontario, Canada.

17.5 The procedures set forth in this Section 17 shall be the sole and exclusive procedures for the resolution of disputes between the Parties arising out of or relating to this Agreement or a SOW; provided, however, that a Party may seek a preliminary injunction or other provisional judicial relief if, in its sole judgment, such action is necessary. Despite such action, the Parties shall continue to participate in good faith in the procedures specified in this Section 17. All applicable statutes of limitations and defences based upon the passage of time shall be tolled while the procedures (including optional mediation) specified in this Section 17 are pending. The Parties shall take necessary action that is required to effectuate such tolling. Each Party is required to continue to perform its obligations under this Agreement pending resolution of any dispute arising out of the Agreement unless to do so would be impossible under the circumstances. The requirements of this Section 17 shall not be deemed to constitute a waiver of any right of termination under this Agreement.

17.6 Should [***], without fault on [***] part, be made a party to any litigation instituted by Seller or by any third party against Seller, or any such other person or otherwise arising out of or resulting from any act, omission or transaction of Seller, Seller covenants to save and hold [***] harmless from any judgment rendered against [***] and all costs and expenses, including reasonable attorneys' fees, incurred by [***] in or in connection with such litigation.

18 EXPORT/IMPORT REGULATIONS AND COMPLIANCE WITH CANADIAN LAWS

18.1 The Work under this Agreement may be subject to the requisites of the Export/Import Regulations and Economic Sanctions of the Government of Canada. The Seller shall not export, directly or indirectly, any hardware, software, technology, information or technical data disclosed under this Agreement to any individual or country for which the Government of Canada requires an export license or other government approval, without first obtaining such license or approval and notifying [***] Commercial Authority.

18.2 The Parties shall be responsible for complying with all export control and sanction laws ("Export Control Laws") applicable to them in the performance of their obligations under this Agreement. Export Control Laws includes and is not limited to, the relevant export and sanction laws of Canada, and other jurisdictions, including those such as the U.S. Export Administration Regulations ("EAR"), the International Traffic in Arms Regulations ("ITAR") and the U.S. Department of Treasury's Office of Foreign Assets Control ("OFAC"), to the extent applicable.

18.3 [***] understands that the exportation/importation by the Seller of the Work, which is the subject matter of this Agreement, may be subject to export licenses. If required, [***] agrees to fully cooperate with the Seller and its suppliers to obtain such export license(s), which also include the securing of signed End Use Statements and/or the US Department of State Non-transfer and Use Certificate (Form DSP- 83), it being understood that the responsibility to obtain such documents remains with the Seller. The Seller agrees to provide [***] copies of all approved export licenses, upon request by [***]. [***] shall use, distribute, transfer or transmit Products, information or Services supplied under this Agreement in accordance with all applicable export laws and/or regulations.

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18.4 The performance and delivery by the Seller of the Work including any information, data and manuals related thereto are subject to conditions stated on the applicable export licenses. In the event the Seller is unable to obtain the requisite and necessary export license, the Parties shall attempt to reach an amicable resolution. Failing this, the matter may be referred for resolution by either Party pursuant to Section 23. (Dispute Resolution).

18.5 If necessary to this Agreement, the Seller shall deliver to [***] the End Use Statements and/or the US Department of State Non-transfer and Use Certificate ("Certificate") form within fifteen (15) Business Days following the determination of the export classification identifying the requirement for an End Use Statement or Certificate and shall, within thirty (30) Business Days following the receipt of the form, return to the Seller the duly completed and signed Certificate.

18.6 Each Party shall advise the other in writing of the export control classification of the goods or documents prior to their exchange throughout the Program. Use of a Controlled Information Delivery Table mutually agreed to by the Parties.

18.7 Neither Party shall be held liable to or penalized by the other Party for any delays in performing its obligations under this Agreement, which are caused due to delays in obtaining an export authorization, which are not solely attributable to the affected Party.

18.8 Should any license obtained be withdrawn, denied, or not renewed, after signature or during the execution of this Agreement, or any applicable restrictive measures including sanctions, export or re-export controls (including but not limited to Canadian and US. law) would prevent export, delivery and use of the deliverables to [***] Customer or any other end-user, such situation not being solely attributable to a Party, that Party shall not be held liable and in this event would be considered a Force Majeure event pursuant to Subsection 35.9.

19 COMPLIANCE WITH LAWS

19.1 The Seller shall comply with all laws applicable to the performance of the Work or any part thereof including, without limitation, all laws concerning health and labour conditions and the protection of the environment. Evidence of compliance with such laws shall be furnished by the Seller to [***] Commercial Authority at such times as [***] Commercial Authority may reasonably request.

19.2 The Seller and its respective agents and affiliates shall, and shall cause their respective employees and contractors to, comply with all applicable local, national, regional and international laws, ordinances, regulations, codes, standards, directives and international conventions and agreements to the extent that any of the foregoing have the force of law by being directly enforceable by a governmental authority, a court or other proper tribunal in countries in which such Party conducts business as it relates to this Agreement including without limitation those that relate to the Universal Declaration of Human Rights, child labour and human trafficking laws, data privacy laws, criminal reporting laws, environmental, health and safety laws or any similar laws, including, but not limited to identifying and filing or purchasing (as applicable) any and all required permits, certificates, licenses, insurance, approvals and inspections required in performance of its obligations under this Agreement. Evidence of compliance with such laws shall be furnished by the Seller to [***] Commercial Authority at such times as [***] Commercial Authority may reasonably request.

20 LIMITATION OF LIABILITY

20.1 This Section 20 applies despite any other provision of the Agreement. Any reference in this Section to damages caused by the Seller also includes damages caused by its employees, as well as its Sub-Tier Sub- Subcontractors, agents, and representatives, and any of their employees. This Section applies regardless of whether the claim is based in contract, tort, or another cause of action. The Seller is not liable to [***] with respect to the performance of or failure to perform the Agreement, except as described in this Section and in any section of the Agreement pre-establishing any liquidated damages. The Seller is only liable for indirect, special or consequential damages to the extent described in this Section 20, even if it has been made aware of the potential for those damages.

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20.2 First Party Liability:

20.2.1 The Seller is fully liable for all damages to [***], including indirect, special or consequential damages, caused by the Seller's performance or failure to perform the Agreement that relate to:

20.2.1.1 any infringement of intellectual property rights to the extent the Seller breaches Section 8 (Intellectual Property Indemnity); and

20.2.1.2 physical injury, including death.

20.3 The Seller is liable for all direct damages caused by the Seller's performance or failure to perform the Agreement affecting real or tangible personal property owned, possessed, or occupied by [***].

20.4 Each of the Parties is liable for all direct damages resulting from its breach of confidentiality under the Agreement.

20.5 The Seller is liable for all direct damages relating to any encumbrance or claim relating to any portion of the Work for which [***] has made any payment. This does not apply to encumbrances or claims relating to intellectual property rights, which are addressed under Subsection 20.2.1 above.

20.6 The Seller is also liable for any other direct damages to [***] caused by the Seller's performance or failure to perform the Agreement that relate to:

20.6.1 any breach of warranty obligations under the Agreement, up to the total amount paid by [***] (including Taxes) for the goods and services affected by the breach of warranty; and

20.6.2 any other direct damages, including all identifiable direct costs to [***] associated with re-procuring the Work from another party if the Agreement is terminated either in whole or in part for default, up to an aggregate maximum for this Subsection 20.6.2 of the Price payable for the Work to be performed by Seller under this Agreement. In no event shall Seller's liability under each SOW for direct damages in any circumstance set forth in this Section 20, exceed the Price payable for the work to be performed by the Seller under the applicable SOW.

20.6.3 In any case, the total liability of the Seller under Subsection 20.6 will not exceed the Price payable for the Work to be performed by Seller under this Agreement. In no event shall Seller's liability under each SOW for direct damages in any circumstance set forth in this Section 20, exceed the Price payable for the work to be performed by the Seller under the applicable SOW.

Note: The Price payable for the Work to be performed by Seller under this Agreement or a SOW will continue to evolve throughout the Term, thus the claim will be based on the Price payable for the Work to be performed by Seller at the point in time when it is made.

20.7 If [***] records or data are harmed as a result of the Seller's negligence or wilful act, the Seller's only liability is, at the Seller's own expense, to restore [***] records and data using the most recent back-up kept by [***]. [***] is responsible for maintaining an adequate back-up of its records and data.

20.8 Third Party Claims:

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20.8.1 Regardless of whether a third party makes its claim against [***] or the Seller, each Party agrees that it is liable for any direct damages that it causes to any third party in connection with the Agreement as set out in a settlement agreement or as finally determined by a court of competent jurisdiction, where the court determines that the Parties are jointly and severally liable or that one Party is solely and directly liable to the third party. The amount of the liability will be the amount set out in the settlement agreement or determined by the court to have been the Party's portion of the damages to the third party. No settlement agreement is binding on a Party unless its authorized representative has approved the agreement in writing.

20.8.2 If [***] is required, as a result of joint and several liability, to pay a third party in respect of damages caused by the Seller, the Seller must reimburse [***] by the amount finally determined by a court of competent jurisdiction to be the Seller's portion of the damages to the third party. However, despite Subsection 20.6.1, with respect to special, indirect, and consequential damages of third parties covered by this section, the Seller is only liable for reimbursing [***] for the Seller's portion of those damages that [***] is required by a court to pay to a third party as a result of joint and several liability that relate to the infringement of a third party's intellectual property rights; physical injury of a third party, including death; damages affecting a third party's real or tangible personal property; liens or encumbrances on any portion of the Work; or breach of confidentiality.

20.8.3The Parties are only liable to one another for damages to third parties to the extent described in this Subsection 20.8.

20.9 Subject to the terms of Section 20 set out above (i.e. Section 20.1 - 20.8 inclusive) [***], ITS PARENT, AFFILIATES, SUBSIDIAIRIES, OR THEIR RESPECTIVE EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL NOT BE LIABLE BY REASON OF [***] BREACH OR TERMINATION OF THIS AGREEMENT OR A SOW OR BY REASON OF ANY ACTS OR OMISSIONS IN CONNECTION WITH THIS AGREEMENT OR A SOW FOR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND, HOWEVER CAUSED, INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS OR REVENUE, LOSS OF DATA, WORK INTERRUPTION, INCREASED COST OF WORK, OR ANY CLAIMS OR DEMANDS AGAINST SELLER BY ANY OTHER ENTITY, WHETHER SUCH REMEDY IS SOUGHT IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY OR OTHERWISE. IN NO EVENT SHALL [***] TOTAL LIABILITY UNDER THE AGREEMENT FOR DIRECT DAMAGES IN ANY CIRCUMSTANCE SET FORTH IN THIS CLAUSE EXCEED THE PRICE PAYABLE FOR THE WORK TO BE PERFORMED BY SELLER UNDER THIS AGREEMENT. IN NO EVENT SHALL [***] LIABILITY UNDER EACH SOW FOR DIRECT DAMAGES IN ANY CIRCUMSTANCES SET FORTH IN THIS CLAUSE EXCEED THE PRICE PAYABLE FOR THE WORK TO BE PERFORMED BY SELLER UNDER THE APPLICABLE STATEMENT OF WORK. THIS AGREEMENT SHALL NOT CREATE FOR NOR GIVE TO ANY THIRD PARTY ANY CLAIM OR RIGHT OF ACTION AGAINST [***] WHICH WOULD NOT ARISE WITHOUT THIS AGREEMENT.

21 SUSPENSION OF THE WORK

21.1 Unless the [***] Commercial Authority orders the Seller to suspend the Work or part of the Work pursuant to this Section 21 or terminates all or part of the Agreement pursuant to Section 12, the Seller must not stop or suspend the Work or part of the Work pending the settlement of any dispute between the Parties about the Agreement.

21.2 [***] Commercial Authority may, upon suspension by [***] Customer, by Notice, suspend or stop part or all of the Work to be performed under this Agreement and/or a SOW for a period of up to one hundred eighty (180) calendar days. The Seller shall immediately comply with any such Notice in the manner that minimizes the cost of so doing. While such an order is in effect, the Seller shall not remove any part of the Work from any premises without the prior written consent of [***] Commercial Authority. At any time prior to the expiration of the one hundred eighty (180) calendar day period, [***] shall either: (i) extend the suspension period by a mutually agreed period of time, (ii) rescind the order or (iii) terminate thisAgreement, in whole or in part, under Subsection 12.2 (Termination for Default) or Subsection 12.1 (Termination for Convenience).

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21.3 If [***] cancels the suspension of Work order by written notification, Seller shall promptly resume Work. [***] and Seller shall negotiate an equitable adjustment in the applicable Price or schedule or both if (i) the suspension results in a change in Seller's cost of performance of Work or ability to meet the Agreement and/or SOW delivery schedule; and (ii) Seller submits a claim for adjustment within twenty (20) days after the applicable suspension is cancelled.

21.4 If this Agreement or a SOW is terminated, then either Subsection 12.1 (Termination for Convenience) or Subsection 12.2 (Termination for Default) of this Agreement, whichever is applicable, shall be followed.

22 ANTI-BRIBERY

22.1 The Parties shall comply with the Canadian Corruption of Foreign Officials Act, the UK Bribery Act, 2010 and the U.S. Foreign Corrupt Practices Act ("FCPA"), as well as the rules and regulations issued thereunder, as amended and as may be further amended and supplemented from time to time ("Anti-Bribery Laws").

22.2 Each Party recognizes and acknowledges that in every aspect of its business, including all services rendered on its behalf by any Associated Person, as defined by the FCPA as amended from time to time, it is obliged to comply with the Anti-Bribery Laws.

22.3 Each Party represents to the other Party that it has not and will not, and none of its current or former directors, officers or employees has or will (and, as far as it is aware, none of its other current or former Associated Persons has or will):

22.3.1 make, authorize, offer, promise or give any financial or other advantage (including any payment, loan, gift or transfer of anything of value), directly or indirectly, to or for the use or benefit of any Government Official (as defined by the FCPA) (or to another person at the request or with the assent or acquiescence of such Government Official), or any other natural or legal person, in order to assist it or any of its subsidiaries in improperly obtaining or retaining business for or with any person, in improperly directing business to any person, or in securing any improper advantage; or

22.3.2 engage in any other conduct which would violate any applicable Anti-Bribery Laws.

22.4 Each Party undertakes to the other that for as long as it is a Party to this Agreement it will not, and to the extent it is legally able, will certify that none of its Associated Persons will not engage in any of the conduct described in Subsection 22.3 above.

22.5 Notwithstanding any other provision of this Agreement, neither Party shall be obliged to take any action or omit to take any action under this Agreement that it believes, in good faith, would cause it to be in violation of any Anti-Bribery Laws.

22.6 Each Party represents to the other Party that none of its directors, officers or employees are Government Officials. Each Party agrees that if any of its directors, officers or employees becomes a Government Official, it will promptly notify the other Party in writing. On receipt of written Notice, the Parties will consult together to address concerns under Anti-Bribery Laws and determine whether those concerns can be satisfactorily resolved.

22.7 Each Party represents and undertakes to the other Party that it has in place, and for as long as it is a Party to this Agreement will maintain adequate policies, systems, controls and procedures: (a) designed to prevent it and their respective Associated Persons from violating Anti-Bribery Laws; and (b) for reporting a violation or suspected violation of Anti-Bribery Laws and/or generally accepted standards of business ethics and conduct directly to its Board of Directors, and for ensuring that all such reports are fully investigated by the Board of Directors (or one or more persons designated by the Board of Directors) and acted upon appropriately.

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22.8 The Parties agree that they will keep accurate and complete expense, correspondence, and other records of the business.

22.9 The Parties agree that, to address any concerns regarding Anti-Bribery Laws as they relate to this Agreement, they will make financial records available to external auditors at reasonable times and upon reasonable notice.

22.10 Each Party agrees that, without the prior written consent of the other Party, it will not assign its rights to any third party until appropriate steps have been taken to ensure compliance with Anti-Bribery Laws.

22.11 Each Party agrees to indemnify the other Party against all direct or indirect losses, liabilities, costs (including legal costs), charges, expenses, actions, proceedings, claims and demands which the other Party may suffer through or arising from any breach by it of its obligations under this Section 22.

23 CANADIAN INDUSTRIAL TECHNOLOGY BENEFITS (OFFSETS)

23.1 The offset commitments under this Agreement shall be in accordance with the Offset Terms and Conditions attached at Schedule H and constitute the offset credit requirements ("Offset") of this Agreement.

24 INDIGENOUS BUSINESS OR CREDITS

24.1 Sub-Tier Subcontrctor shall achieve not less than five percent (5%) of the Price (per Firm Period) with Indigenous businesses or will provide equivalent Indigenous credits to Thales, which are in accordance with Thales' Customer requirements. Notwithstanding the foregoing, the Sub-Tier Subcontrctor will use its best efforts to achieve ten percent (10%) of any Price (per Firm Period) within Indigenous businesses.

24.2 Effective January 1, 2025, the Sub-Tier Subcontrctor shall provide to Thales its proposed Indigenous participation plan ("IPP") and an update on an annual basis thereafter. All proposed updates must be provided the Thales at least fifteen (15) days before Thales' Customer progress review meetings or any other meeting as specified by Thales. The Sub-Tier Subcontrctor's format and content is subject to approval by Thales and its Customer(s). The Sub-Tier Subcontrctor must implement any Customer directed changes within fifteen (15) days from a Thales written request.

24.3 The IPP must address, but is not limited to, the following information:

24.3.1 Approach. Presents an overview of the plan to support Indigenous Business, including but not limited to;

24.3.1.1 Human resources strategy on retaining Indigenous peoples for the performance of the Work;

24.3.1.2 Sub-Tier Subcontracting strategy on participation of Indigenous business in the performance of the Work;

24.3.1.3 Past and current activities undertaken to support Indigenous Businesses as well as proposed future plans or additional activities which will create long-term, sustainable economic benefits for Indigenous groups or Indigenous Businesses; and

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24.3.1.4 Estimated cost projected for participation of Indigenous Businesses under this Agreement.

24.3.2 Report. The Sub-Tier Subcontrctor must provide details on activities conducted as part of the IPP, including but not limited to:

24.3.2.1 List and value of Sub-Tier Subcontracts awarded during the Agreement period supporting the Work, with references to applicable claims;

24.3.2.2 Number of employment or sourcing of Indigenous resources used to perform the Work;

24.3.2.3 Deviations from the plan or unforeseen circumstances, which may have had an impact on achieving projected goals; and

24.3.2.4 For each proposed Indigenous businesses for Sub-Tier Subcontracting, a copy of the Procurement Strategy for Indigenous Business (PSIB) certification must be included.

25 SECURITY REQUIREMENTS

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[***] [***]

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[***] [***]
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26 NOT USED

27 NOT USED

28 NOT USED

29 NOTICES

29.1 Any notices required to be given under this Agreement by either Party to the other shall be deemed to have been duly given or served if in writing and either: (i) personally served; (ii) delivered by pre-paid nationally recognized overnight courier service with evidence of receipt required for delivery; (iii) forwarded by Registered or Certified mail, return receipt requested, postage prepaid; or (iv) e-mailed with evidence of receipt and followed by delivery of a copy of the Notice by first class mail; in all such cases addressed to the Parties at the addresses set forth below. Either Party may re-designate its respective alternative representative and/or change its address by written Notice to the other Party. Notices shall become effective on the day the Notice is received by the other Party.

30 QUALITY ASSURANCE

30.1 Throughout the performance of the Agreement, the Seller shall perform all Work and deliver all services and goods in accordance with the latest quality standard of ISO 9001: - Quality management systems

- Requirements, published by the International Organization for Standardization ("ISO") or AS9100 - Requirements for Aviation, Space, and Defence Organizations, published by the International Aerospace Quality Group, current edition. It is not intended that the Seller be registered to ISO 9001 or AS9100; however, the Seller's quality management system shall address all requirements appropriate to the scope of the Work under this Agreement.

31 QUALITY ASSURANCE FOR EXTERNALLY-PROVIDED PROCESSES, PRODUCTS, AND SERVICES

31.1 The Seller shall ensure that externally provided processes, products, and services do not adversely affect the Seller's ability to consistently deliver conforming products and services to [***]. The Seller must:

31.1.1 ensure that externally-provided processes remain within the control of its quality management system;

31.1.2 define the controls that it intends to apply to its contractors, Sub-Tier Sub-Subcontractors, suppliers or agents and those it intends to apply to the resulting output;

31.1.3 determine the verification, or other activities, necessary to ensure that the externally provided processes, products, and services meet requirements. Verification activities of externally provided processes, products, and services shall be performed according to the risks identified by the Seller. These shall include inspection or periodic testing, as applicable, when there is high risk of nonconformities including counterfeit parts.

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31.1.4 take into consideration (i) the potential impact of the externally-provided processes, products, and services on the organization's ability to consistently meet [***] and applicable statutory and regulatory requirements, (ii) the effectiveness of the controls applied by the external provider and (iii) the results of the periodic review of external provider performance.

32 FLOW DOWNS FOR EXTERNALLY-PROVIDED PROCESSES, PRODUCTS, AND SERVICES

32.1 The Seller shall require that any contractors, Sub-Tier Sub-Subcontractors agents or suppliers apply industry appropriate quality assurance controls when;

32.1.1 externally-provided products and services are intended for incorporation into Seller's own products and services;

32.1.2 externally-provided products and services are provided directly to [***] or [***] Customer on behalf of the Seller; and

31.1.3 a process, or part of a process, is externally provided as a result of a decision by the Seller.

33 CHANGE OF CONTROL

33.1 At any time during the Term of this Agreement, if requested by [***] Commercial Authority, the Seller must provide to [***] an organization chart for the Seller and/or Sub-Tier Sub-Subcontractors showing all related corporations and partnerships; for the purposes of this Section, a corporation or partnership will be considered related to another entity if:

33.1.1 they are "related persons" or "affiliated persons" according to the Canada Income Tax Act;

33.1.2 the entities have now or in the two (2) years before the request for the information had a fiduciary relationship with one another (either as a result of an agency arrangement or any other form of fiduciary relationship); or

33.1.3 the entities otherwise do not deal with one another at arm's length, or each of them does not deal at arm's length with the same third party.

33.2 a list of all the Seller's shareholders; if the Seller is a subsidiary, this information must be provided for each parent corporation or parent partnership, up to the ultimate owner; with respect to any publicly traded corporation, [***] anticipates that the circumstances in which it would require a complete list of shareholders would be unusual and that any request from [***] for a list of a publicly traded corporation's shareholders would normally be limited to a list of those shareholders who hold at least 1% of the voting shares.

33.3 a list of all the Seller's directors and officers, together with each individual's home address, date of birth, birthplace and citizenship(s); if the Seller is a subsidiary, this information must be provided for each parent corporation or parent partnership, up to the ultimate owner; and

33.4 any other information related to ownership and control that may be requested by [***].

33.5 If requested by the [***] Commercial Authority, the Seller must provide the above information regarding its Sub-Tier Sub-Subcontractors as well. However, if a Sub-Tier Sub-Subcontractor considers this information to be confidential, the Seller may meet its obligation by having the Sub-Tier Sub-Subcontractor submit the information directly to [***] Customer. Regardless of whether the information is submitted by the Seller or a Sub-Tier Sub-Subcontractor, [***] agrees to handle this information in accordance with Subsection 13.2 of the Agreement, provided the information has been marked as either confidential or proprietary.

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33.6 The Seller must notify [***] Commercial Authority in writing of:

33.6.1 any Change of Control in the Seller itself;

33.6.2 any Change of Control in any parent corporation or parent partnership of the Seller, up to the ultimate owner; and

33.6.3 any Change of Control in any Sub-Tier Sub-Subcontractor performing any part of the Work (including any Change of Control in any parent corporation or parent partnership of the Sub-Tier Sub- Subcontractor, up to the ultimate owner).

33.6.4The Seller must provide this Notice by no later than seven (7) Days after any Change of Control takes place (or, in the case of a Sub-Tier Sub-Subcontractor, within ten (10) Days after any Change of Control takes place). Where possible, [***] requests that the Seller provide advance notice of any proposed Change of Control transaction.

33.7 In this Section, a Change of Control includes but is not limited to a direct or indirect change in the effective control of the corporation or partnership, whether resulting from a sale, encumbrance, or other disposition of the shares (or any form of partnership units) by any other means. In the case of a joint venture, Seller or Sub-Tier Sub-Subcontractor, this applies to a change of control of any of the joint venture's corporate or partnership members. In the case of a Seller or Sub-Tier Sub-Subcontractor that is a partnership or limited partnership, this requirement also applies to any corporation or limited partnership that is a partner ("Change of Control").

33.8 If [***] Customer determines in its sole discretion that a change of control affecting the Seller (either in the Seller itself or any of its parents, up to the ultimate owner) may be injurious to national security, [***] may terminate this Agreement on a "no-fault" basis by providing notice to the Seller within ninety (90) Days of receiving the notice from the Seller regarding the change of control. [***] will not be required to provide its reasons for terminating the Agreement in relation to the change of control, if [***] Customer determines in its discretion that the disclosure of those reasons could itself be injurious to national security.

33.9 If [***] Customer determines in its sole discretion that a change of control affecting a Sub- Tier Sub-Subcontractor (either in the Sub-Tier Sub-Subcontractor itself or any of its parents, up to the ultimate owner) may be injurious to national security, [***] will notify the Seller in writing of its determination. [***] will not be required to provide the reasons for its determination, if [***] Customer determines in its discretion that the disclosure of those reasons could itself be injurious to national security. The Seller must, within ninety (90) Days of receiving [***] determination, arrange for another Sub-Tier Sub-Subcontractor, acceptable to [***] Customer, to perform the portion of the Work being performed by the existing Sub-Tier Sub-Subcontractor (or the Seller must perform this portion of the Work itself). If the Seller fails to do so within this time period, [***] will be entitled to terminate this Agreement on a "no fault" basis by providing notice to the Seller within one hundred and eighty (180) Days of receiving the original notice from the Seller regarding the change of control.

33.10 In this Section, termination on a "no-fault" basis means that neither party will be liable to the other in connection with the change of control or the resulting termination, and [***] will only be responsible for paying for those services received up to the effective date of the termination.

33.11 Despite the foregoing, [***] right to terminate on a "no-fault" basis will not apply to circumstances in which there is an internal reorganization that does not affect the ownership of the ultimate parent corporation or parent partnership of the Seller or Sub-Tier Sub-Subcontractor, as the case may be; that is, [***] does not have a right to terminate this Agreement pursuant to this Section where the Seller or Sub-Tier Sub-Subcontractor continues, at all times, to be controlled, directly or indirectly, by the same ultimate owner. However, in any such case, the notice requirements of this Section still apply.

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34 CUSTOMER PROPERTY

34.1 All [***] Customer property must be used by the Seller solely for the purpose of this Agreement and remains the property of [***] Customer. The Seller must maintain adequate accounting records of all [***] Customer property and, whenever feasible, mark it as being the property of [***] Customer.

34.2 The Seller must take reasonable and proper care of all [***] Customer property while it is in its possession or subject to its control. The Seller is responsible for any loss or damage resulting from its failure to do so other than loss or damage caused by ordinary wear and tear.

34.3 All [***] Customer property, unless it is installed or incorporated in the Work, must be returned to [***] Customer on demand. All scrap and all waste materials, articles or things that are [***] Customer property must, unless provided otherwise in this Agreement, remain the property of [***] Customer and must be disposed of only as directed by [***].

34.5 At the time of completion of this Agreement, and if requested by the [***] Commercial Authority, the Seller must provide to [***] an inventory of all [***] Customer Property relating to this Agreement.

35 GENERAL TERMS

35.1 Survivability. The termination of this Agreement shall not terminate any obligations of the Parties, which by their nature should survive after termination. This Subsection 35.1 and, without limitation, Sections 2 (Inspection/Acceptance/Warranty), 7 (Proprietary Information and Intellectual Property Ownership), 8 (Intellectual Property Indemnity), 9 (Accounts and Audit), 10 (Independent Seller), 11 (Security and Access to [***] Facilities While Visiting or Working at [***] Facilities), 12 (Termination), 13 (Assignment, Delegation and Subcontracting, No Liens), 17 (Dispute Resolution), 18 (Export/Import Regulations and compliance with Canadian laws), 19 (Compliance with Laws), 20 (Limitation of Liability), 35.3 (Entire Agreement and Amendments), 35.9 (Force Majeure), 35.11 (Governing Law and Venue), Schedule D, and Schedule F shall survive termination of this Agreement.

35.2 Counterparts. This Agreement may be executed and delivered (including by email transmission) in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

35.3 Entire Agreement and Amendments

35.3.1 Entire Agreement and Prior Negotiations. This Agreement, along with the Schedules listed in Subsection 35.3.1.1, constitutes the entire agreement between the Parties with respect to the subject matter and supersede all previous negotiations, communications and other agreements, whether written or oral, relating to it. There are no terms, covenants, representations, statements or conditions binding on the Parties other than those contained in this Agreement.

35.3.1.1 The following Schedules form part of this Agreement:

(1) Schedule A: Rates;

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(2) Schedule B: Form of Statement of Work (SOW);

(3) Schedule C: [***] Code of Conduct;

(4) Schedule D: Seller and Seller's Sub-Tier Sub-Subcontractor Certifications and Agreements Regarding Seller restrictions;

(5) Schedule E: [***] Facility Security Terms and Conditions;

(6) Annex 1 of Schedule E: Security Requirements Checklist (SRCL);

(7) Schedule F: Additional Terms and Conditions;

(8) Schedule G: Insurance Requirements; and

(9) Schedule H: Industrial and technological Benefits (ITB) Terms and Conditions.

35.4 Written Amendments.

35.4.1 Any amendment to this Agreement shall be of no force or effect unless in writing and signed by the authorized representatives of [***] and the Seller. Subject to Section 2 (Authorities and Designations), no waiver shall be valid and binding unless it is made in writing by, in the case of a waiver by [***], by [***] Commercial Authority and, in the case of a waiver by the Seller, by the authorized representative of the Seller. The form of the request for waiver shall be as defined in the Schedule B (SOW).

35.4.2 While the Seller may discuss any proposed modifications to the Work with other representatives of [***] shall have no liability for the cost of any modification unless it has been incorporated into this Agreement in accordance with Subsection 35.4.1.

35.5 Assignment. Neither Party shall assign this Agreement or any of the rights or obligations granted hereunder unless with the express written consent of the other Party, such consent shall not be unreasonably delayed or withheld, except that either party may assign this Agreement to an affiliate for administrative purposes without such consent.

35.6 Binding on Assigns. This Agreement is binding upon and for the benefit of the Parties and in the case of [***] its affiliates in the Mission Systems area of business, namely: [***], who have a "need-to-know" exclusively and strictly to support the achievement of the Program, their successors and permitted assigns.

35.7 Relationship. No agency, partnership, joint venture or employment relationship is or shall be created by virtue of this Agreement.

35.8 Publicity. No Party shall use the trade name, trademark or logo of the other Party in any public statement, advertising, marketing, promotion, public relations, testimonials, web or internet site content, or media release relating to the subject matter of this Agreement or the relationship of the Parties or its participation in the Program, without the prior written consent of the other Party.

35.9 Force Majeure. Neither Party shall be liable for any delay or failure in performing its obligations hereunder that is due to circumstances beyond such Party's reasonable control, including, but not limited to, acts of God or the public enemy, actions or decrees of governmental entities, civil unrest, acts of terrorism, riots, war, fire, floods, unusually severe weather, earthquakes, volcanoes, explosions ("Force Majeure Event"), provided that such circumstances were not reasonably foreseeable by such Party and, by the exercise of reasonable commercial due diligence, could not have been prevented or mitigated by such Party. Upon the occurrence of a Force Majeure Event, the affected Party shall give five (5) Days' notice, to the other Party of the nature of any such conditions and the extent of the anticipated delay resulting from such conditions, at which time performance of this Agreement to the extent affected by the Force Majeure Event shall immediately be suspended without penalty to such affected Party. The Party who has been affected shall take all reasonable actions to resume performance hereunder as soon as such Force Majeure Event is removed or ceases. If the period of non-performance exceeds thirty (30) Days from receipt of the notice of the Force Majeure Event, [***] may terminate this Agreement and/or the applicable SOW immediately upon written notice to Seller.

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35.10 No Waiver. No term or provision hereof will be considered waived by either Party, and no breach excused by either Party, unless such waiver or consent is in writing and signed by authorized representatives of the Party against whom the waiver is asserted. No consent by either Party to, or waiver of, a breach by the other Party will constitute a consent to, waiver of, or excuse of any other, different, or subsequent breach by such other Party. Any failures, delays or forbearances of either Party in insisting upon or enforcing any provisions of this Agreement or a SOW, or in exercising any rights or remedies under this Agreement or a SOW, shall not be construed as a waiver or relinquishment of any such provisions, rights or remedies; rather, the same shall remain in full force and effect. Except as otherwise specifically limited in this Agreement, the rights and remedies set forth herein are cumulative and in addition to any other rights or remedies that the Parties may have at law or in equity.

35.11 Governing Law and Venue. This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario, Canada, without resort to its conflict of laws rules. Venue shall be in a court of competent jurisdiction in the City of Ottawa, within the Province of Ontario, Canada. If a court of competent jurisdiction determines one or more provisions of this Agreement illegal, invalid or unenforceable, that determination shall not affect the enforceability of the remaining provisions to the extent they can be given effect without the illegal, invalid or unenforceable provision. The failure of a Party to enforce at any time, or for any period, any of the provisions of this Agreement shall not constitute a waiver of such provision, nor the right of that Party to enforce each and every provision.

35.12 Headings. The headings used in this Agreement are inserted for the convenience of the Parties and shall not define, limit or describe the scope or the intent of the provisions of this Agreement.

35.13 Language. This Agreement has been drafted in the English language at the mutual request of the Parties hereto. Les présentes ont été rédigées dans la langue anglaise à la demande mutuelle des Parties aux présentes.

35.14 Time is of the Essence. It is essential to this Agreement that the Work be delivered within or at the time stated in this Agreement.

35.15 Defence Contract. This Agreement is a defence contract within the meaning of the Defence Production Act, of Canada R.S. 1985, c. D-1 as amended, and shall be interpreted, construed and governed accordingly.

35.16 Priority Rating. This Agreement concerns a Canadian defence requirement and therefore is eligible to be assigned a "U.S. Priority Rating" for any materials/services imported from the United States which may be required in the performance of the Work. For U.S. Sellers only, Canada is a participant in the U.S. Defence Priorities and Allocations System and this Defence Contract is eligible for a Priority Rating. As applicable, the [***] Commercial Authority shall advise the Seller as to the appropriate priority rating within ninety (90) Business Days of the Effective Date of this Agreement.

35.17 Labour Relations. During the performance of this Agreement, the Seller shall immediately provide Notice to [***] Commercial Authority of any change in the labour relationship between the Seller and its employees. This information shall include details of any actual or potential labour dispute, notification of pending negotiations, completion of negotiations and possible establishment of a union to represent the employees provided one does not already exist. The Seller shall provide such information to [***] Commercial Authority at the earliest possible date to establish alternative plans if required should a labour disruption occur.

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35.18 Business Principles. The Seller acknowledges and agrees that [***] requires that the Seller maintain a high standard of ethical conduct in all its dealings with [***]. The Seller agrees to comply with, and agrees to be responsible that all Seller Personnel comply with, [***] and as amended from time to time.

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Schedule A - Rates

Refer to Annex B

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Sub-Tier Subcontract Agreement
Kwesst Inc		Page 55

A.1 Definitions

A.1.1 Fixed Hourly Labour Rate means a fixed hourly labour rate to be charged for each hour worked and prorated for any period less than an hour in fifteen minutes increments.

A.1.2 Laid-Down Cost is the cost incurred by a supplier to acquire a specific product or service for resale to the government. This includes the supplier's invoice price (less trade discounts), plus any applicable charges for incoming transportation, foreign exchange, customs duty and brokerage, but excludes the GST and the HST.

A.1.3 Markup is defined as the difference between the Seller's laid-down cost for a product and its resale price to [***], GST and/or the HST excluded. Mark-up includes applicable purchasing expense, internal handling and general and administrative expenses and profit.

A.1.4 Fixed Price is a method of pricing in which the total amount payable is a fixed lump sum or is an amount determinable in accordance with fixed unit prices.

A.1.5 Ceiling Price is a method of pricing in which the maximum amount of money to be paid to the Seller for the prescribed work as established in a particular SOW. When a ceiling price is used in a SOW, the Seller is not entitled to additional compensation. A ceiling price is used when the level of effort or quantity can be realistically estimated, and there is full agreement between the Parties as to what constitutes the prescribed work.

A.1.6 Limitation of Expenditure Price is a maximum amount of money that may be paid to a Seller for certain prescribed work. A limitation of expenditure is normally used in service requirements where the level of effort cannot be accurately estimated at the outset. If needed, the [***] Commercial Authority may amend the contract to provide additional funds or request the Seller to complete the work to the extent that the allocated funding permits.

A.1.7 Level of Effort is defined as the total number of hours allocated to either expend on a task or complete a task that may include one or multiple labour categories.

A.1.8 Consumer Price Index (CPI) represents changes in prices as experienced by Canadian consumers. It measures price change by comparing, through time, the cost of a fixed basket of goods and services. The CPI is published by Statistics Canada.

A.1.9 General and Administrative Expenses are defined as the estimated general and administrative expenses as a percentage of material, labour and overhead costs.

A.1.10 Fully Loaded Labour Rate is defined as a rate that includes General and Administration expenses, overheads and profit, however, it excludes applicable taxes.

A.2 SOWs

A.2.1 Payment for work performed under a SOW will be made as monthly progress payments under the Agreement. [***] will make monthly payments for SOWs as follows:

A.2.2 Labour charges for authorized Work must be based on Fixed Hourly Rates, in accordance with Refer to Annex B Basis of Payment

A.2.3 Should the Seller Sub-Tier Subcontact any of the Resource Categories that are covered by the Table 1, the Seller will be paid the Fixed Hourly Labour Rates in accordance with the Agreement.

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LC4ISR	COMMERCIAL IN CONFIDENCE UNCLASSIFIED	Date: 07 June 2024
Sub-Tier Subcontract Agreement
Kwesst Inc		Page 56

A.2.4 The Seller will be reimbursed for its authorized travel and living expenses reasonably and properly incurred in the performance of the Work, at cost, without any allowance for profit and/or administrative overhead, in accordance with the meal, and private vehicle allowances specified in Appendices B, C, D and E of the National Joint Council Travel Directive. All travel must have prior authorization of the [***] Commercial Authority.

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LC4ISR	COMMERCIAL IN CONFIDENCE UNCLASSIFIED	Date: 07 June 2024
Sub-Tier Subcontract Agreement
Kwesst Inc		Page 57

Schedule B - Form of Statement of Work ("SOW")

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LC4ISR	COMMERCIAL IN CONFIDENCE UNCLASSIFIED	Date: 07 June 2024
Sub-Tier Subcontract Agreement
Kwesst Inc		Page 58

1 INTRODUCTION

1.1 The Parties agree that one or more SOWs may be attached to this Agreement, or executed separately hereunder and incorporated into this Agreement by their execution, provided that each such SOW references this Agreement, is referenced as Schedule B-[insert sequential number] to this Agreement, and is signed by both Parties to this Agreement.

1.2 The initial Schedule B under this Agreement shall be Schedule B-1 and is executed simultaneously herewith and deemed appended hereto.

1.3 The form of Schedule B to be used as a guide for the creation of SOWs is as follows:

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LC4ISR	COMMERCIAL IN CONFIDENCE UNCLASSIFIED	Date: 07 June 2024
Sub-Tier Subcontract Agreement
Kwesst Inc		Page 59

Schedule B-[*] to Professional Services Agreement

between

Thales Canada Defence and Security (TCDS)

and

[insert full legal name of counterparty in bold] ("Seller")

Statement of Work No. ([insert SOW number in bold])

Customer Task No. ([insert Prime Contract Task number in bold])

This Statement of Work contains confidential and proprietary information of [***] and Seller.

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LC4ISR	COMMERCIAL IN CONFIDENCE UNCLASSIFIED	Date: 07 June 2024
Sub-Tier Subcontract Agreement
Kwesst Inc		Page 60

2 GENERAL TERMS

2.1 General

2.1.1 This Statement of Work (“SOW”) sets forth the Services and deliverables to be provided by the Seller to [***] in support of [insert name of program] (“Program”).

2.2 Services

2.2.1 The following Services shall be provided by the Seller in support of the Program:

2.2.1.1 [Insert a description or list of Services to be performed by the Seller during the Period of Performance.]

2.3 Deliverables

2.3.1 The following Deliverables shall be provided by the Seller in support of the Program:

Deliverables	Format (i.e. CD-ROM, electronic, MS Word, etc.

2.4 Program Authority

2.4.1 The Seller will assign a Program Authority with overall responsibility for coordinating the provision of Work as outlined in this SOW, including without limitation the management of all Seller’s contractor(s) and related activities. The Program Authority will be the primary point of contact (“POC”) for [***] for the SOW.

2.4.2 Primary responsibilities of the Program Authority will include but not be limited to [insert description of POC responsibilities].

2.5 Contacts

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Sub-Tier Subcontract Agreement
Kwesst Inc		Page 61

2.6 Access to [***] Personnel

2.6.1 Seller [will/will not] require access to the following [***] personnel to perform the Work.  Such access will be facilitated through the [***] Commercial Authority. [If access to [***] personnel will be required for the Work, insert the titles of the personnel to whom access will be required].

Name	Title/Roll	Phone	Email

2.7 Work Location

2.7.1 Services shall be performed at the following location(s):

2.7.1.1 [***] (Address): [insert full municipal address]

2.7.1.2 Seller (Address): [insert full municipal address]

2.7.1.3 Customer (Address): [insert full municipal address]

2.8 Acceptance

2.8.1 Except as otherwise specifically provided below, criteria for acceptance of the Work, including without limitation the deliverables, shall be as determined by the [***] Authorized Technical Representative. The Work, including the deliverables shall be subject to review and approval by the Authorized Technical Representative.  In accordance with the following acceptance criteria:

2.8.1.1 [List applicable acceptance criteria]

3 COMMERCIAL TERMS

3.1 Period of Performance

3.1.1 The period of performance for this SOW shall commence on [insert start date] and end on [insert end date] (“Period of Performance”).

3.2 Seller’s Availability

3.2.1  Except as otherwise agreed with the [***] Commercial Authority, there shall be no pre-set hours of work and the Seller shall be available to perform the Work on any day of the week, Sunday through Saturday, in coordination with the Authorized Technical Representative.

3.2.2 Except as otherwise specifically agreed in writing with the [***] Commercial Authority, the Seller shall not be entitled to claim Overtime for the performance of Services.

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Sub-Tier Subcontract Agreement
Kwesst Inc		Page 62

3.2.3 Overtime is defined by the Ontario Labour Code as work in excess of forty-four (44) hours of work in a calendar week (Sunday through Saturday, inclusive), or on Statutory Holidays as defined therein.  Overtime shall be defined in accordance with the provisions of the applicable labour law in effect in the jurisdiction where Seller is performing Services (“Overtime”).

3.2.4 If Overtime is to be specifically permitted by [***] in writing, the following shall apply:

3.2.4.1 “Full-Time Availability” means availability during the Period of Performance on a “Man-Day” basis, that is, eight (8) hours per day, Monday to Friday, within [***] core business hours, subject to the provisions applicable to Overtime.  A Man-Day excludes Canadian statutory and [***] company holidays, employee annual vacation, and sick days (“Excluded Days”).

3.2.5 In calculating Overtime, consideration shall be given to the period of time, in excess of Full Time Availability and on Excluded Days, during which the Seller provided Services.

3.2.6 The Seller will monitor and track on a monthly basis the Overtime hours, if any, worked by the Seller’s Sub-Tier Sub-Subcontractor(s).  Where it is necessary for [***] to reimburse the Seller’s Sub-Tier Sub-Subcontractor(s) for Overtime hours worked, these hours will be summarized at the end of each calendar month, and will be included as a separate line item on the monthly invoice to [***], identifying total Overtime hours worked in the prior calendar month, and the costs associated with this effort.

3.2.7 Overtime hours will be reimbursed at the rates identified in the table below.

Overtime Rates
Resource type	$ / hour
Resource type	$ /hour

3.3 Basis of Payment and Prices

3.3.1 The basis of payment for Work, including deliverables, provided under this SOW is as follows:

3.3.1.1 [The Fixed Price for Work, including deliverables, is $[insert amount], is stated in Canadian dollars, is inclusive of all overheads, mark-ups and fees, and is valid for the Period of Performance of this SOW (“Price”).  [***] liability to Seller for Work, including deliverables, provided under this SOW, excluding Sales Taxes (defined in the Agreement), shall not exceed the Price and Seller shall not adopt any changes in the Work, including deliverables, that would cause an increase in the Price unless otherwise authorized in writing by the [***] Commercial Authority.]

[OR]

3.3.1.2 [The Fixed Hourly Labour Rates for Work, including deliverables, on a time and materials basis are listed in the table below, are stated in Canadian dollars, are inclusive of all overheads, mark-ups and fees, and are fixed for the Period of Performance of this SOW (“Price”).  [***] liability to Seller for Work, including deliverables, provided under this SOW, excluding Sales Taxes (defined in the Agreement), shall not exceed $[insert not to exceed amount] (“Ceiling Price”) unless otherwise authorized in writing by the [***] Commercial Authority.]

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LC4ISR	COMMERCIAL IN CONFIDENCE UNCLASSIFIED	Date: 07 June 2024
Sub-Tier Subcontract Agreement
Kwesst Inc		Page 63

Rates
Fixed Hourly Labour Rate (CDN$)	Number of Hours	Total Not to Exceed Fee (CDN$) for Period of Performance
$ /hour

[OR]

3.3.1.3 [A milestone plan has been established for the Services, including deliverables and is set forth in Attachment 1 to Exhibit B. The Fixed Price price for Work is $[insert amount], is stated in Canadian dollars, is inclusive of all overheads, mark-ups and fees, and is valid for the Period of Performance of this SOW (“Price”).  [***] liability to Seller for Work, including deliverables, provided under this SOW, excluding Sales Taxes (defined in the Agreement), shall not exceed the Price and the Seller shall not adopt any changes in the Work that would cause an increase in the Price unless otherwise authorized in writing by the [***] Commercial Authority.]

3.4 Travel and Living

3.4.1 Subject to prior approval and authorization by the [***] Commercial Authority, [***] will reimburse the Seller in accordance with [***] guidelines (based on the per diem rates as set by the Government of Canada, [***] for such reasonable travel, living and other out-of-pocket expenses that the Seller’s personnel may incur in providing Work under the Agreement).

3.5 Other Costs

3.5.1 Any other costs that may be required to be incurred by the Seller in order to perform Work shall be subject to prior written agreement between [***] and the Seller.

In witness whereof, the Parties have caused this SOW to be executed by their duly-authorized representatives to be effective as of the Period of Performance stated above

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LC4ISR	COMMERCIAL IN CONFIDENCE UNCLASSIFIED	Date: 07 June 2024
Sub-Tier Subcontract Agreement
Kwesst Inc		Page 64

For and on behalf of:	For and on behalf of:

[***]	[insert full legal name of counterparty in bold]

_______________________________________	_______________________________________

I warrant that I have authority to bind the company.	I warrant that I have authority to bind the company.

Signed by:	Signed by:

Name: _____________________________	Name: _____________________________

Title: _____________________________	Title: _____________________________

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LC4ISR	COMMERCIAL IN CONFIDENCE UNCLASSIFIED	Date: 07 June 2024
Sub-Tier Subcontract Agreement
Kwesst Inc		Page 65

Schedule C - [***] Code of Conduct

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LC4ISR	COMMERCIAL IN CONFIDENCE UNCLASSIFIED	Date: 07 June 2024
Sub-Tier Subcontract Agreement
Kwesst Inc		Page 66

1 INTRODUCTION

1.1 Times will change. [***] products will change. [***] employees will change. [***] customers will change. What [***] will not change is its commitment to its key beliefs.

2 KEY BELIEFS

2.1 Key beliefs define who we are as individuals and as a company. [***] key beliefs have defined it for many years to each other, to its customers, its shareholders, its suppliers, its competitors, and its communities.

2.2 "Uncompromising integrity" means staying true to what we believe. We adhere to honesty, fairness and "doing the right thing" without compromise, even when circumstances make it difficult.

2.3 "Constant respect for people" means we treat others with dignity, as we would like to be treated ourselves. Constant respect applies to every individual we interact with around the world.

3 PURPOSE OF THE SELLER'S CODE OF BUSINESS CONDUCT

3.1 Since its inception, the keystone of [***] business success has been integrity with respect to its dealings with customers, suppliers and governments. The highest order of ethical conduct has and continues to be the very foundation of our enterprise. These qualities have been instilled and transmitted throughout [***] ("Company").

3.2 [***] adheres to a Code of Business Conduct that provides firm uncompromising standards for each [***] employee in dealing with agents, customers, suppliers, political entities and others. The Code re- emphasizes and provides guidance regarding policies that have been an integral part of [***] business philosophy from its beginning.

3.3 [***] believes that its Sellers should also maintain the highest order of ethical conduct. The following Seller's' Code of Conduct ("Code of Conduct") represents [***] expectations with respect to the ethical conduct of the Sellers we retain. [***] urges our Sellers to strive to achieve and maintain the principles outlined in this Code of Conduct.

3.4 The terms "[***]" and "Company" as used in this Code of Conduct includes [***] and all of its affiliated companies.

4 YOUR RESPONSIBILITY AS A SELLER TO [***] EMPLOYEES

4.1 To respect the dignity of each and every individual [***] employee.

4.2 Constant Respect

4.2.1 [***] expects that its Sellers will treat [***] employee with respect and fairness at all times.

4.3 Harassment

4.3.1 Abusive, harassing or offensive conduct is unacceptable, whether verbal, physical or visual. Examples include derogatory comments based on racial or ethnic characteristics and unwelcome sexual advances.

4.4 Safety and Health

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Sub-Tier Subcontract Agreement
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4.4.1 All [***] Sellers are responsible for maintaining a safe workplace by following safety and health rules and practices. You are responsible for immediately reporting accidents, injuries, and unsafe equipment, practices or conditions related to your performance of work for [***] to your [***] contact person. [***] is committed to keeping its workplaces free from hazards.

4.4.2 In order to protect the safety of all employees, Sellers must report to [***]'s facilities free from the influence of any substance that could prevent them and [***] employees from conducting work activities safely and effectively. Threats or acts of violence or physical intimidation are prohibited.

5 YOUR RESPONSIBILITY TO [***] AND ITS SHAREHOLDERS

5.1 Protecting [***] Assets

5.1.1 [***] assets such as funds, products, or computers may only be used for [***] business purposes or other purposes approved by management. [***] assets may never be used for illegal purposes of any kind. The payment of a bribe to a public official or the kickback of funds to an employee of a customer would be in direct violation of this Section of the Code. Under no circumstances may the payment of a gratuity, fee, or gift of any kind be made to a government employee whether in recognition of efficient service or otherwise.

5.2 Proprietary Information

5.2.1 Safeguard all proprietary information by marking information accordingly, keeping it secure, and limiting access to those who have a need-to-know in order to do their job. Proprietary information includes any information that is not generally known to the public and is helpful to [***] or would be helpful to competitors. The obligation to preserve proprietary information continues even after the consultancy period ends. Information disclosed by a customer or supplier to a [***] Seller and clearly identified verbally or in writing as sensitive, private or confidential shall also be protected from disclosure to unauthorized persons inside and outside the Seller and [***] to the same extent as [***] sensitive, private or confidential information is protected, except where such information was already known to the Seller or to [***], is available from other sources, or is generally known outside [***] or customer organizations.

5.2.1.1 Example: A customer makes [***] or a [***] Seller aware of a confidential project for which it is contemplating use of [***] products. The customer asks [***] or a [***] Seller to hold the discussion in confidence. This request will be honoured. The information will not be disclosed by the [***] Seller to persons without a reasonable need to know in order to serve the best interests of that customer. Nor will the information be disclosed to any persons outside [***] or the [***] Seller except where required to comply with a law or regulation.

5.3 Inside Information and Securities Trading

5.3.1 Sellers are not allowed to trade in securities or any other kind of property based on knowledge that comes from their work at [***], if that information hasn't been reported publicly. It is against the laws of many countries, including the U.S, to trade or to "tip" others who might make an investment decision based on inside job information. For example, using non-public information to buy or sell [***] stock, options in [***] stock or the stock of a [***] supplier or customer is prohibited.

5.4 Accuracy of Company Records

5.4.1 We require honest and accurate recording and reporting of information in order to make responsible business decisions. This includes business data such as quality, safety, and personnel records, as well as all financial records.

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Sub-Tier Subcontract Agreement
Kwesst Inc		Page 68

5.4.2 All financial books, records and accounts must accurately reflect transactions and events, and conform to required accounting principles. No false or artificial entries may be made. When a payment is made, it can only be used for the purpose spelled out on the supporting document. For example, it would be a violation of this Section of the Code to purposefully issue an invoice or other document that inaccurately reflected a transaction.

6 YOUR RESPONSIBILITY TO COMPETITORS

6.1 We compete aggressively and with integrity at the same time.

6.2 Competitive Information

6.2.1 Sellers must never use any illegal or unethical methods to gather competitive information. Stealing proprietary information, possessing trade secret information that was obtained without the owner's consent, or inducing such disclosures by past or present employees of other companies is prohibited. If information that may constitute a trade secret or confidential information of another business is obtained by mistake, or if you have questions about the legality of information gathering, inform your [***] contact person who, in turn, will consult with the [***] Law Department.

7 YOUR RESPONSIBILITY TO GOVERNMENTS

7.1 As a responsible citizen, it is your obligation to obey the law.

7.2 Compliance with the Law

7.2.1 [***] Sellers around the world are required to comply with all applicable laws and regulations. Demands due to business conditions are not excuses for violating the law. If you have any questions or concerns about the legality of an action, you are responsible for checking your management and requesting assistance from [***]. Sellers of [***] will respect the laws, customs and traditions of each country in which they operate, but will, at the same time, engage in no act or course of conduct which, even if legal, customary and accepted in any such country, could be deemed to be in violation of the accepted business ethics of [***] or the laws of Canada relating to business ethics.

7.3 [***] Political Activities

7.3.1 No [***] Seller may make any political contribution for [***] or use [***]'s name, funds, property, equipment or services for the support of political parties, initiatives, committees or candidates. The term "political contributions" is used in its broadest sense and includes local, provincial or federal fund- raising dinners, banquets, raffles or any funds or gifts (including the free or discounted use of property or services) which could be routed, directly or indirectly, to a political candidate, party, committee or organization.

7.4 Anti-Corruption Laws

7.4.1 [***] and [***] Sellers will comply with the anti-corruption laws of the countries in which it does business, including the U.S. Foreign Corrupt Practices Act ("FCPA") and the Canadian Bribery of Foreign Officials Act which applies to its global business. [***] and [***] Sellers will not directly or indirectly offer or make a corrupt payment to government officials, including employees of state-owned enterprises.

7.5 Crossing National Borders

7.5.1 When importing or exporting products, services, information or technology, [***] and [***] Sellers will comply with applicable Canadian, U.S. and other national laws, regulations and restrictions. In addition, if Seller travels internationally on behalf of [***] he/she is also subject to laws governing import and export. [***] Sellers are responsible for knowing the laws that pertain to them, and for checking with the [***] contact person who, in turn, can check with an import/export compliance manager.

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Sub-Tier Subcontract Agreement
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8 CONFLICT OF INTERESTS

8.1 We will make business decisions based on the best interests of [***]

8.2 General Guidance

8.2.1 Business decisions and actions must be based on the best interests of [***], and must not be motivated by personal considerations or relationships. Relationships with prospective or existing suppliers, contractors, customers, competitors or regulators must not affect independent and sound judgment on behalf of [***] General guidelines to help [***] Sellers better understand several of the most common examples of situations that may cause a conflict of interest are listed below. However, you are required to disclose to local [***] management any situation that may be, or appear to be, a conflict of interest. When in doubt, it is best to disclose.

8.3 Family Members and Close Personal Relationships

8.3.1 Seller may not use personal influence to get [***] to do business with a company in which Seller's family member or friend has an interest. If an instance occurs where it is important to [***]'s advantage to enter into such a transaction, the proposed situation shall be submitted in writing to, and receive prior written approval of, [***]'s Law Department before any commitment is made. Such approval will not be granted unless it can be ascertained that the terms of the transaction are to be determined by competitive bidding or are established by law, or are determined under other conditions, which clearly establish an arm's length fairness of terms.

9 GIFTS

9.1 Gifts are not always physical objects they might also be services, favours or other items of value.

9.2 Gifts to [***] Employees and From [***] Employees

9.2.1 Sellers don't accept kickbacks, lavish gifts or gratuities. They can accept items of nominal value, such as small promotional items bearing another company's name. They will not accept anything that might make it appear that their judgment for [***] would be compromised. Suppliers win [***] business on the basis of product or service suitability, price, delivery and quality. There is no other basis. Attempts to influence procurement decisions by offers of any compensation, commission, kickback, paid vacation, special discount on a product or service, entertainment or any form of gift or gratuity must be firmly rejected by all [***] Sellers. In some rare situations, it would be impractical or harmful to refuse or return a gift. When this happens, discuss the situation with local [***] management.

9.3 Gifts Given by [***]

9.3.1 Some business situations call for giving gifts. [***]'s gifts must be legal, reasonable, and approved by local management. [***] never pays bribes. We will not provide any gift if it is prohibited by law or the policy of the recipient's organization. For example, the employees of many government entities around the world are prohibited from accepting gifts. If in doubt, check first.

10 ENTERTAINMENT

10.1 We consider "entertainment" to include a representative of both Parties at an event.

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10.2 Entertainment of [***]'s Sellers

10.2.1 Sellers working on behalf of [***] may accept entertainment that is reasonable in the context of the business and that advances [***]'s interest. For example, accompanying a business associate to a local cultural or sporting event, or to a business meal, would in most cases be acceptable.

10.2.2 Entertainment that is lavish or frequent may appear to influence your independent judgment on behalf of [***]. If an invitation seems inappropriate, turn down the offer or pay the true value of the entertainment yourself. Discuss entertainment that may appear inappropriate with local [***] management, in advance if possible.

10.3 Entertainment by [***] Sellers

10.3.1 Sellers may provide entertainment that is reasonable in the context of the business if approved by [***] contact person. If you have a concern about whether providing entertainment is appropriate, discuss it with [***] management in advance. Entertainment of government officials may be prohibited by law. Get approval from appropriate local government representatives in each instance.

11 TRAVEL

11.1 Acceptance of Travel Expenses

11.1.1 Sellers may accept transportation and lodging provided by a [***] supplier or other third party, if the trip is for business and is approved in advance by the [***] Authorized Technical Representative. All travel accepted must be accurately recorded in the Seller's travel expense records.

12 OTHER JOBS

12.1 A [***] Seller shall not engage in any activity where the skill and knowledge the Seller develops or applies in the Sellers's [***] position is transferred or applied to such activity in derogation of the present or prospective business interests of [***]. A [***] Seller shall not have any relationship with any other business enterprise, which might affect the Seller's independence of judgment in transactions between [***] and the other business enterprise, or otherwise conflicts with the proper performance of the Seller's duties for [***].

13 PERSONAL FINANCIAL INTEREST

13.1 Supplier-Customer Relationships - A [***] Sellers may not have any interest in any supplier or customer of [***] which interest could in any respect compromise the Seller's loyalty to [***].

13.2 Competitor Relationships - A [***] Seller may not have any interest in another enterprise, which might appear to adversely affect their judgment regarding their job or loyalty to [***]. The proper application of criteria concerning the effect of a specific interest on a Seller's judgment and loyalty will vary somewhat with the circumstances, but generally, the greater the job responsibilities of the Seller's employee within the Seller's organization, the higher their duties are in these regards.

13.3 Interest of Associates - The interest of a [***] Seller's associate in a supplier, customer or competitor of [***] may create a conflict-of-interest depending upon the facts and circumstances of the particular case.

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Sub-Tier Subcontract Agreement
Kwesst Inc		Page 71

13.3.1 "Associate" for purposes of this policy statement shall mean:

13.3.1.1 any relative of a [***] Seller, any person living in the Seller's household or to whom the Seller furnishes support or any person having a personal relationship, similar to the above, with a [***] Seller;

13.3.1.2 any business in which the Seller has a financial interest, any creditor or debtor of the [***] Seller, or any other person benefits to whom could reasonably be expected to relieve the [***] Seller of some obligation or obtain for the Seller some personal advantage or gain; or

13.3.1.3 any trust or estate administered by such persons or in which they have a financial interest as a beneficiary.

14 KEY BELIEFS

14.1 It would be wonderful if the right thing to do were always perfectly clear. In the real world of business, however, things are not always obvious. If you are ever in a situation where the "right thing" is unclear or doing the right thing is difficult, remember [***] key beliefs.

Does my action reflect [***] key beliefs of integrity and respect?

To [***] employees? To customers?

To business partners, competitors and shareholders?

To the government? To the public?

If you wouldn't want your action to appear in the media, it's probably not the right thing to do.

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Sub-Tier Subcontract Agreement
Kwesst Inc		Page 72

Schedule D - Seller and Seller's Sub-Tier Sub-Subcontractor
Certifications and Agreements Regarding Seller Restrictions

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Sub-Tier Subcontract Agreement
Kwesst Inc		Page 73

ATTENTION: This certification is to be completed by Seller and every one of Seller's contractors performing Work under this Agreement. If Seller or Seller's contractor is a corporation, partnership or other form of business organization, the representations and certifications shall apply not only to the individual(s) who will be performing the Work but also to the principal officers and owners of the business organization. The Seller shall provide a copy of every executed copy of this certification to [***]'s Commercial Authority.

1.1 By execution of this Schedule D, as Seller or Seller's contractor, I represent and certify to the following Integrity Provisions:

1.1.1 I have reviewed the Government of Canada's Ineligibility and Suspension Policy (the "Policy") in effect on [*] [*] 20[*] and all related Directives in effect on that date and I certify that I (Seller) complies with the Policy and directives which can be found at Ineligibility and Suspension Policy which can be found at http://www.tpsgc-pwgsc.gc.ca/ci-if/politique-policy-eng.html;

1.1.2 I, the Seller, understand that certain domestic and foreign criminal charges and convictions and other circumstances as described in the Policy will, or may, result in a determination of ineligibility or suspension under the Policy by the Government of Canada;

1.1.3 I, the Seller, certify that I am aware that [***] may request additional information, certifications, and validations from me or a third party if requested by the Government of Canada to do so, for purposes of making a determination of ineligibility or suspension;

1.1.4 I, the Seller, certify to the best of my knowledge and belief, I, my affiliates and any proposed first tier Sub-Tier Subcontractors have not been charged with or convicted of any foreign criminal charges and convictions that may be similar to one of the listed offences in the Policy;

1.1.5 I, Seller, certify that none of the domestic criminal offences, and other circumstances, described in the Policy that will or may result in a determination of ineligibility or suspension apply to me, my affiliates and any proposed first tier Sub-Tier Subcontractors; and

1.1.6 I, Seller, certify that I am not aware of a determination by the Government of Canada of a determination of ineligibility or suspension issued by the Government of Canada that applies to me.

1.2 By execution of this Schedule D, as Seller or Seller's contractor, I agree that, I will not engage in any effort on behalf of [***] to lobby (i.e., to influence or attempt to influence) the Government of Canada or any Member of Parliament.

1.3 By execution of this Schedule D, as Seller's contractor, I represent that I have and will make disclosure during the Term of this Agreement and the Period of Performance of each Statement of Work, as required for the Seller to strictly comply with the terms of Section 14.2 of the Agreement or where such disclosure is required by [***] in order to facilitate its compliance with applicable laws and regulations.

1.4 By execution of this Schedule D, as Seller or Seller's contractor, I agree that I shall not attempt to obtain, or receive any information that is security classified or procurement sensitive, directly or indirectly, from the Government of Canada or any other source where it is clear that release is unauthorized or in circumstances where there is reason to believe that such information cannot lawfully be in [***]'s possession. The same prohibitions apply to information of another company that is business confidential or proprietary. For the purpose of this Agreement, the term "Information" includes documents, video and audio materials, oral transmissions, electronic data, and any other method or means by which information might be conveyed.

1.5 I understand and agree that I am not an employee of [***], and that my employer is responsible for any tax deductions and withholdings.

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1.6 I further understand and agree that [***]'s various benefit plans are intended to provide benefits solely to [***] employees, and not to services, independent contractors, leased employees, or temporary contract labour, and in consideration of being permitted to perform services on [***]'s premises, I waive any claims for benefits under any of [***] benefit plans.

1.7 By execution of this Schedule D, as an individual working for Seller, I agree and understand that my employer has entered into this Agreement to provide Work to [***]. My employer desires to assign me to perform the Work under this Agreement. I understand that such work may require access to [***]'s, its customers', suppliers' and business partners' Proprietary Information, or property on which such Proprietary Information is located. I also understand that such work is subject to the terms of the Agreement, inlucing but not limited to Section 7 (Proprietary Information and Intellectual Property Ownership).

1.8 Before [***] shall permit my employer to assign me to perform to provide Work for [***], I understand that I must agree to the following conditions for the benefit of [***]. By executing this Agreement, I do so agree to the following:

1.8.1 In providing Work to [***], I shall not disclose to or use in any work I perform for [***], any confidential information belonging to myself or to others, unless I have obtained their written authorization to do so from both the owner of the confidential information and from [***]. I shall not knowingly use or incorporate any Inventions made by me or others which [***] is not otherwise entitled to learn or use.

1.8.2 Except as my work for [***] requires, I shall not use, publish, or disclose to others, either during or after my work for [***], any Proprietary Information of [***] or of [***]'s customers, suppliers, or business partners, because Proprietary Information is a valuable asset, and its use, publication or disclosure may have harmful consequences.

1.8.3 Upon completion of my work for [***], I shall promptly deliver to [***] all documents, records, badges, and other materials, which belong to [***] or relate to its business activities.

1.8.4 I shall transfer and assign and I do hereby transfer and assign to [***] as its exclusive property, my entire right, title, and interest in all of those Inventions conceived or reduced to practice by me solely, or jointly with others, during the Term of the Agreement, including during the Period of Performance of any SOW if they (a) are made with [***] equipment supplies, facilities, trade secrets, Proprietary Information, or time, (b) result from any Services performed by me for [***] under the terms of the Agreement or any SOW performed under the Agreement, or (c) embodied in Deliverables and I shall waive and do hereby waive all moral rights in the Services and Deliverables including but not limited to all copyrights, Inventions, and patents, including copyright renewal rights, and relinquish and transfer and set over to [***] any and all interest in such work.

1.8.5 I shall make and maintain written records of all Inventions, innovations, or ideas referred to in the preceding Subsection, and shall promptly submit such records and make supplemental disclosures to [***]. I shall also execute all papers and otherwise provide proper assistance at [***]'s request and reasonable expense, during and after my work for [***], to enable [***] or its nominees to obtain patents, copyrights, and legal protection for Inventions in any country.

1.8.6 I agree that all notes, drawings, designs, memoranda, computer programs, and other data prepared or produced in the performance of Work for [***] shall be the sole property of [***], and shall not be disclosed to anyone outside of [***]

1.8.7 I agree that all computer programs, software, and the like, and any documentation for them, which are created by me in the performance of Work for [***], shall be considered to be works made for hire for purposes of the copyright laws of Canada, and to the extent that any such items are determined by a court not to be works made for hire, I shall transfer and assign and I do hereby transfer and assign, and I shall waive and do hereby waive all moral rights and all of my interest, including any copyright interest I may own, in such items to [***].

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1.8.9 I understand that the term "Invention" when used above includes innovations and ideas in any form, original works of authorship, and other intellectual property, including computer programs. The term "Proprietary Information" includes proprietary information, trade secrets, and other information learned by the provision of Work under this Agreement. The term also includes proprietary information, trade secrets, and other information learned by Seller from third parties during the provision of Work under this Agreement. The term does not include information which, at the time of disclosure, is available to the general public without breach of this Agreement or another non-disclosure agreement; or information that is properly released from all restrictions in writing by its owner to Seller; or information that is lawfully obtained from a third party without confidential restriction; or was known to Seller without confidential restriction prior to disclosure; or information that is, at any time, developed by Seller independent of this Agreement. Proprietary Information does include information regarding [***] products, computer systems, business plans, processes, equipment, personnel, or facilities, which is disclosed in oral, written, graphic, or machine recognizable or reusable form, and which is designated, labelled, or marked as confidential or its equivalent, Names of customers, names and qualifications of employees, organizational structures, number or character of contracts, marketing strategies and Prices, manufacturing processes, equipment or strategies, or products.

1.9 I agree that while on [***] property I shall comply with all work place procedures of which I have notice, and I understand that my failure to follow these procedures may result in the denial of further access to [***] property.

1.10 By execution of this Schedule D, as Seller or Seller's employee, I represent that:

1.10.1 Seller has provided me with a copy of and that I have carefully read the [***] Code of Conduct.

1.10.2 I understand that the [***] Code of Conduct policy sets forth the standards of ethics and conduct that [***] expects of contractors. As a condition of my assignment to [***] as a Seller, I agree to conduct myself in a manner that is consistent with such Code of Conduct.

1.10.3 I understand that the [***] Code of Conduct contains [***] expectations regarding the giving and receiving of gifts and entertainment by non-employees, including contract workers, to or from [***] employees. As a condition of my assignment to [***] as a Seller, I agree that I shall not offer gifts to [***] employees nor accept gifts from [***] employees that would violate this policy.

1.10.4 I understand and acknowledge that my agreement to comply with these policies and procedures does not create any employment relationship between myself and [***].

1.10.5 To the best of my knowledge and belief, all activities on behalf of [***] by employees or agents under my supervision have been in compliance with the terms of the [***] Code of Conduct, except such activities which have been previously reported in writing to the Ethics Director or Chief Legal Counsel of [***] and have been approved as an exception to the policy [or as otherwise described below].

1.10.6 [insert description]

1.10.7 Additionally, all of my individual activities on behalf of [***] have been in compliance with the terms of the [***] Code of Conduct.

1.10.8 I further understand that if I require interpretation of any part of the [***] Code of Conduct, I can obtain such interpretation by contacting the [***] from any other country).

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1.11 By execution of this Schedule D, as Seller or Seller's contractor, I agree that inappropriate Internet activity on [***]'s computers is not allowable. Examples of inappropriate activity include accessing, storing or forwarding inappropriate, illegal, pornographic or otherwise offensive materials. I understand [***] has a zero- tolerance policy for misuse of [***]'s assets, both during and after normal work schedules. [***] shall terminate your assignment, if you disregard this policy.

1.12 I understand that [***] has authorized regular monitoring of servers and workstations and that I shall not store inappropriate materials on any workstation or assigned server. Access of inappropriate web sites is not allowed.

1.13 By my signature below I am certifying that I have read, understand, and shall comply with the foregoing statements and that the certifications provided by me are true:

Seller: ______________________________________

Signature: _______________________

Print Name: __________________________________

Date: _______________________________________

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Schedule E - [***] facility Security Terms and Conditions

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Sub-Tier Subcontract Agreement
Kwesst Inc		Page 78

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Sub-Tier Subcontract Agreement
Kwesst Inc		Page 79

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[***] on file by [***] for any hazardous substances, which are present in such work areas shall be made available for review by Seller and Seller's contractors upon request.

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1.10.2 Seller agrees, and Seller shall ensure that Seller's contractors each agree, not to deliver or transport any hazardous substances or materials onto [***]'s property without having first obtained prior written approval from [***]'s Environmental, Health and Safety Department, and Seller agrees, and Seller shall ensure that Seller's contractors each agree, to comply with any instructions from such department regarding such substances and materials.

1.10.3 Seller agrees, and Seller shall ensure that Seller's contractors each agree, to immediately report any known spill of hazardous materials, hazardous substances, or hazardous wastes on [***]'s property whether caused or not by Seller or Seller's contractors. In addition, for spills of hazardous materials, hazardous substances, or hazardous wastes, which are owned or controlled by Seller, Seller agrees that containment and clean-up shall be at the sole expense of Seller and shall be performed to the satisfaction of [***]'s Environmental, Health and Safety Department.

1.11 Emergency Medical Aid

1.11.1 Seller authorizes [***] to administer minor first aid to Seller or Seller's contractors for injuries incurred on [***] property. In the event of a serious injury or if immediate emergency care is believed necessary for an illness, Seller authorizes [***] to arrange for emergency response services at Seller's expense.

1.12 Denial of Facility Access

1.12.1 The Seller agrees that [***] shall at all times have the right, for any reason, to deny or withdraw access to its property to the Seller or any of Seller's contractors.

1.12.2 Without limitation or waiver of any of [***] rights otherwise set forth in this Agreement, [***] may stop the work of the Seller or Seller's contractor at any time and remove any of Seller's contractors from [***] premises if the Seller or Seller's contractor fails to comply with their obligations herein.

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Sub-Tier Subcontract Agreement
Kwesst Inc		Page 81

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Schedule F - Additional Terms and Conditions

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Sub-Tier Subcontract Agreement
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Kwesst Inc		Page 84

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Seller will be added to the "FCP Limited Eligibility to Bid" list. The imposition of such a sanction by ESDC will constitute the Seller in default as per the terms of this Agreement.

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 Schedule G - Insurance Requirements

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1 INSURANCE REQUIREMENTS

1.1 The Seller must comply with the insurance requirements specified in this Schedule. The Seller must maintain the required insurance coverage for the duration of the Agreement. Compliance with the insurance requirements does not release the Seller from or reduce its liability under the Agreement.

1.2 The Seller is responsible for deciding if additional insurance coverage is necessary to fulfil its obligation under the Agreement and to ensure compliance with any applicable law. Any additional insurance coverage is at the Seller's expense, and for its own benefit and protection.

1.3 The Seller must forward to the [***] Commercial Authority within ten (10) days after the date of award of the Agreement, a Certificate of Insurance evidencing the insurance coverage and confirming that the insurance policy complying with the requirements is in force. Coverage must be placed with an Insurer with an A.M. best Rating no less than "A". The Seller must, if requested by the [***] Commercial Authority, forward to [***] a certified true copy of all applicable insurance policies.

2 GENERAL INSURANCE REQUIREMENTS

2.1 The Seller must review the required insurance coverage with [***] on an annual basis to ensure the relevance and appropriateness of coverages and limits.

2.2 The Seller must maintain the required insurance coverage for the duration of the Agreement.

2.3 Each insurance required hereunder shall have the following characteristics or terms:

2.3.1 The insurance shall provide primary coverage with respect to the operations and activities pertaining to the Agreement;

2.3.2 Breach of any term by an insured, an additional insured or any other Person shall not invalidate the insurance with respect to other insureds;

2.3.3 The Seller will provide the [***] Commercial Authority forty-five (45) days prior written notice of policy cancellation or any changes to the insurance policy.

2.3.4 Any unintentional failure by an insured, an additional insured or any other Persons to provide accurate and complete representations to its insurers as of the inception of insurance policies will not invalidate the insurance with respect to the [***] Commercial Authority and,

2.3.5 Any coverage written on a claims-made basis shall include provision for twenty-four (24) months extended reporting period in the event of termination of the Agreement for any reason, including its expiration.

2.3.6 Any requirement for an insurance specified herein may be waived by [***], at its sole and reasonable discretion, upon request by the Seller for such waiver, accompanied by acceptable evidence of other financial resources available to the Seller in an amount commensurate with the amount of insurance otherwise required.

2.3.7 Upon request of [***], the Seller shall add [***] and it's Customer as additional insured under all other specified insurance to the extent of the liabilities assumed by the Seller under this Agreement. In addition, the Seller's insurance must be designated as primary.

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3 COMMERCIAL GENERAL LIABILITY INSURANCE

3.1 The Seller must obtain Commercial General Liability Insurance and maintain it in force throughout the duration of the Agreement, in an amount usual for a contract of this nature, but for not less than $10,000,000 per accident or occurrence and in the annual aggregate. The required limits can be obtained through the use of excess or umbrella liability insurance acting excess of, and follow form to, a primary Commercial General Liability Insurance.

3.2 The Commercial General Liability policy must include the following:

3.2.1 Additional Insured: Thales Canada Inc., [***], and its Customer is added as an additional insured, but only with respect to liability arising out of the Seller's performance of the Agreement. The interest of [***] and its Customer should read as follows: [***] and its Customer, as represented by Public Works and Government Services Canada.

3.2.2 Products and Completed Operations: Coverage for bodily injury or property damage arising out of goods or products manufactured, sold, handled, or distributed by the Seller and/or arising out of operations that have been complete Seller.

3.2.3 Personal Injury: While not limited to, the coverage must include Violation of Privacy, Libel and Slander, False Arrest, Detention or Imprisonment and Defamation of Character.

3.2.4 Cross Liability/Separation of Insureds: Without increasing the limit of liability, the policy must protect all insured parties to the full extent of coverage provided. Further, the policy must apply to each Insured in the same manner and to the same extent as if a separate policy had been issued to each.

3.2.5 Blanket Contractual Liability: The policy must, on a blanket basis or by specific reference to the Agreement, extend to assumed liabilities with respect to contractual provisions.

3.2.6 Employees, Sub-Tier Sub-Subcontractors, consultants and, if applicable, Volunteers participating in the provision of service to [***] must be covered under this policy.

3.2.7 Employers' Liability (or confirmation that all employees are covered by Worker's compensation (WSIB) or similar program).

3.2.8 Broad Form Property Damage including Completed Operations: Expands the Property Damage coverage to include certain losses that would otherwise be excluded by the standard care, custody or control exclusion found in a standard policy.

3.2.9 Notice of Cancellation: The Seller will provide the [***] Commercial Authority forty-five (45) days prior written notice of policy cancellation or any changes to the insurance policy.

3.2.10 If the policy is written on a claims-made basis, coverage must be in place for a period of at least twenty-four (24) months after the completion or termination of the Agreement.

3.2.11 Owners' or Sellers' Protective Liability, for damages that the Seller becomes legally obligated to pay arising out of the operations of a Sub-Tier Sub-Subcontractor of the Seller.

3.2.12 Sudden and Accidental Pollution Liability (minimum 120 hours): To protect the Seller for liabilities arising from damages caused by accidental pollution incidents.

3.2.13 Litigation Rights: Pursuant to subsection 5(d) of the Department of Justice Act, S.C. 1993, c. J-2, s.1, if a suit is instituted for or against [***] or its Customer which the Insurer would, but for this clause, have the right to pursue or defend on behalf of Thales Canada Inc., [***], or its Customer as an Additional Named Insured under the insurance policy, the Insurer must promptly contact the Attorney General of Canada to agree on the legal strategies by sending a letter, by registered mail or by courier, with an acknowledgement of receipt.

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For other provinces and territories, excluding Quebec, send to:

Senior General Counsel,

Civil Litigation Section,

Department of Justice

234 Wellington Street, East Tower

Ottawa, Ontario K1A 0H8

3.2.14 Deleted.

3.3 A copy of the letter must be sent to the [***] Commercial Authority. [***] reserves the right to co- defend any action brought against [***] All expenses incurred by [***] to co-defend such actions will be at [***] expense. If [***] decides to co-defend any action brought against it, and [***] does not agree to a proposed settlement agreed to by the Seller's insurer and the plaintiff(s) that would result in the settlement or dismissal of the action against [***], then [***] will be responsible to the Seller's insurer for any difference between the proposed settlement amount and the amount finally awarded or paid to the plaintiffs (inclusive of costs and interest) on behalf of [***]

4 ERRORS AND OMISSIONS (E&O) LIABILITY INSURANCE

4.1 The Seller must obtain Errors and Omissions Liability (a.k.a. Professional Liability) Insurance, and maintain it in force throughout the duration of the Agreement, in an amount usual for a contract of this nature but for not less than $10,000,000 per loss and in the annual aggregate, inclusive of defence costs.

4.2 The policy or policies must cover liability arising out of error or omission in the rendering of, or failure to render, services in connection with the Agreement.

4.3 Coverage must be sufficiently broad to respond to the duties and obligations as is undertaken by the Seller in the Agreement and must include, third-party claims involving infringement of intellectual property, (including infringement of copyright, trademark).

4.4 To the extent not provided under the Cyber Security and Privacy Liability Insurance described below, coverage should be provided under the Errors and Omissions Liability Insurance for invasion of privacy violations, information theft, damage to or destruction of electronic information, release of private information, alteration of electronic information and network security.

4.5 The policy or policies must include an extended discovery and reporting period of not less than twenty-four (24) months in the event of cancellation, termination or non-renewal of the policy or termination of the Agreement for any reason, including its expiration.4.6 Notice of Cancellation: The Seller will provide the [***] Commercial Authority sixty (60) days prior written notice of policy cancellation or any changes to the insurance policy.

4.6 The Seller's Sub-Tier Sub-Subcontractors and consultants involved in the Agreement must be added as Additional Insureds, but only with respect to operations directly connected to the Agreement.

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5 CYBER SECURITY AND PRIVACY LIABILITY INSURANCE

5.1 The Seller must obtain Cyber Security and Privacy Liability insurance, and maintain it in force throughout the duration of the Agreement, in the amount of not less than $10,000,000 per claim and in the annual aggregate.

5.2 The policy or policies must include, at a minimum, each of the following components: network security, privacy liability, network business interruption, media liability and errors and omissions.

5.3 The policy or policies must at a minimum provide coverage in the event of a failure to protect confidential information, which results in an identity theft or other wrongful emulation of the identity of an individual or corporation, failure or violation of the security of a computer system including, without limitation, that which results in or fails to mitigate any unauthorized access, unauthorized use, denial of service attack or receipt or transmission of a malicious code, data breach, privacy breach, system security breach, extortion, network impairment or electronic theft.

5.4 Coverage must include:

5.4.1 "First Party Cover", providing coverage which includes, but is not limited to, defence and legal costs, claim avoidance costs, notification and communications costs, data and restoration costs, investigation costs, cost of regulatory proceedings, penalties and fines, and the cost of credit protection and crisis management services.

5.4.2 "Third Party Cover", providing coverage for liabilities arising from an event, including judgements and settlements.

5.4.3 "Extra Expense", providing coverage addressing extra expenses incurred in order to continue as nearly practicable the normal conduct of the Insured's business following insured events.

5.5 Notice of Cancellation:

5.5.1 The Seller will provide the [***] Commercial Authority sixty (60) days prior written notice of policy cancellation or any changes to the insurance policy.

5.5.2 The Seller's Sub-Tier Sub-Subcontractor and consultants involved in the Agreement shall be added as Additional Insureds, but only with respect to operations directly connected to the Agreement.

6 ENVIRONMENTAL IMPAIRMENT LIABILITY INSURANCE

6.1 The Seller must obtain Pollution Legal Liability - Fixed Site Coverage insurance, and maintain it in force throughout the duration of the Agreement, in an amount usual for a contract of this nature, but for not less than $1,000,000 per accident or occurrence and in the annual aggregate.

6.2 If the policy is written on a claims-made basis, coverage must be in place for a period of at least twelve (12) months after the completion or termination of the Agreement.

6.3 The Pollution Legal Liability - Fixed Site Coverage policy must include the following:

6.3.1 Additional Insured: [***] is added as an additional insured, but only with respect to liability arising out of the Seller's performance of the Agreement. The interest of [***] as additional insured should read as follows:

Add [***] legal name and address

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6.3.2 Notice of Cancellation: The Seller will provide the [***] Commercial Authority thirty (30) days prior written notice of policy cancellation or any changes to the insurance policy.

6.3.3 Separation of Insureds: The policy must apply to each Insured in the same manner and to the same extent as if a separate policy had been issued to each.

6.3.4 Contractual Liability: The policy must, on a blanket basis or by specific reference to the Agreement, extend to assumed liabilities with respect to contractual provisions.

6.3.5 Incidental Transit Extension: The policy must extend to losses arising from any waste, products or materials transported, shipped, or delivered via any transportation mode to a location beyond the boundaries of a site at which the Seller or any entity for which the Seller is legally liable is performing or has performed the operations described in the Agreement.

6.3.6 Litigation Rights: Pursuant to subsection 5(d) of the Department of Justice Act, S.C. 1993, c. J-2, s.1, if a suit is instituted for or against [***] which the Insurer would, but for this clause, have the right to pursue or defend on behalf of [***] as an Additional Named Insured under the insurance policy, the Insurer must promptly contact the [***] to agree on the legal strategies by sending a letter, by registered mail or by courier, with an acknowledgement of receipt.

6.4 A copy of the letter must be sent to the [***] Commercial Authority. [***] reserves the right to co- defend any action brought against [***]. All expenses incurred by [***] to co-defend such actions will be at [***]'s expense. If [***] decides to co-defend any action brought against it, and [***] does not agree to a proposed settlement agreed to by the Seller's insurer and the plaintiff(s) that would result in the settlement or dismissal of the action against [***] then [***] will be responsible to the Seller's insurer for any difference between the proposed settlement amount and the amount finally awarded or paid to the plaintiffs (inclusive of costs and interest) on behalf of [***]

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 Schedule H - Industrial and Technological Benefits (ITB) Terms
and Conditions

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1 DEFINITIONS

1.1 For the purpose of this Industrial and Technological Benefits (ITB) Terms and Conditions, the following definitions apply. Terms not otherwise defined in this the Industrial and Technological Benefits (ITB) Terms and Conditions have the meaning given to them in the Agreement.

1.1.1 "Achievement Period" means the period commencing on 8 August 2020 and ending one (1) year after the completion of the Work under this Agreement;

1.1.2 "Allowable Investment" means:

for cash contributions, a payment to, or purchase of, non-controlling common or preferred shares of a Canadian Company. It does not include either the purchase of debentures or a repayable loan; and

for in-kind contributions, a licence for Intellectual Property (e.g. authorization to use the licensed material for commercial use); equipment (e.g. equipment, software, or systems to develop new or improved goods or services); knowledge transfer (e.g. lending of an employee to provide technical or managerial know-how); marketing and sales support (e.g. lending of an employee to undertake marketing or sales activities and share market intelligence, or a licence for brand or trademarks;

1.1.3 "Canadian Company" means a commercial enterprise that is incorporated pursuant to the laws of Canada and which has ongoing business activities in Canada;

1.1.4 "Canadian Content Value" or "CCV" has the meaning ascribed thereto in Article 9 of this Schedule;

1.1.5 "Capitalization" means the total value of a company's issued shares plus the value associated with instruments that can be converted into shares. For publicly traded companies, this is equal to the total number of issued shares multiplied by the market price plus the equity portion of any derivative instrument according to Canadian generally accepted accounting principles. For privately held companies, this is equal to the total number of issued shares multiplied by the most recent price at which they were sold plus the equity portion of any derivative instrument according to Canadian generally accepted accounting principles;

1.1.6 "Collaborative Research" means a Seller or Eligible Donor working with one or more Post- Secondary or Public Research Institutions, and in the case of Consortia transactions, with a Canadian company, under a formal written agreement, and sharing Intellectual Property, technical or scientific expertise, or testing equipment or facilities to achieve the common goal of producing scientific knowledge or intellectual knowledge for the benefit of all parties;

1.1.7 "Commercialization Activity" means a process through which economic value is extracted from knowledge through the production and sale of new or significantly improved goods and services. It can also include advertising, sales promotion and other marketing activities. Specific Commercialization Activities consist of business and market planning, project feasibility studies, identifying customer needs, market engagement and testing, profitability analysis and financing, and launch advertising;

1.1.8 "Commitment" means the Seller's specific undertakings related to its activities, its Plans, and its Transactions, as referenced in Appendix A (Value Proposition Commitments and Transactions);

1.1.9 Reserved.

1.1.10 "Credit" means the amount attributed to a Transaction, measured in CCV, which has been achieved in whole or in part, as confirmed by written notice from the Thales Commercial Authority, once approved by the ITB Authority. All Transactions are subject to annual reporting and verification before Credit is awarded;

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1.1.11 "Designated Regions of Canada" means the following regions that have been designated by the government of Canada for socio-economic purposes: the Atlantic Region (consisting of the provinces of Newfoundland and Labrador, Prince Edward Island, New Brunswick, and Nova Scotia); the Quebec Region (consisting of the province of Quebec); the Northern Ontario Region (consisting of that part of the province of Ontario north of and including Nipissing and Parry Sound Districts); the Southern Ontario Region (consisting of that part of the province of Ontario south of Nipissing and Parry Sound Districts); the Western Region (consisting of the provinces of Manitoba, Alberta, Saskatchewan, and British Columbia); and the Northern Region (consisting of the territories of Yukon, Northwest Territories and Nunavut);

1.1.12 "Direct Transaction" or "Direct Work" means a Transaction that is entered into for Work under the Agreement, as detailed in Schedule B - Form of Statement of Work;

1.1.13 "Eligible Donor" means the parent corporation of [***] and all of the parent's subsidiaries, divisions and subdivisions, and [***] Tier One suppliers related to the performance of the Work, their respective parent corporations, and all of the parent's subsidiaries, divisions and subdivisions. See Article 8.1.4;

1.1.14 "Export" means sales of domestic services and goods, produced developed, or manufactured in Canada and leaving the country for a foreign destination;

1.1.15 "Grouped Transaction" means a Direct Transaction that has more than one Recipient. Grouped Transactions will only include activities involving Canadian suppliers with similar characteristics of one or more of product, size, or region; specify regional and Small and Medium Business content; and will have a total Canadian Content Value (CCV) of not more than ten percent (10%) of the Obligation contained in Article 3.1.1;

1.1.16 "Indigenous Peoples" describes a First Nations, Inuit/Inuk, or Métis person, and has the meaning assigned by the definition "Aboriginal Peoples of Canada" in subsection 35(2) of the Constitution Act, 1982;

1.1.17 "Indirect Transaction" means a Transaction that is entered into for a business activity that is not Work under the Agreement, as detailed in Schedule B - Form of Statement of Work;

1.1.18 "In-Kind Valuation" means a valuation report, which is satisfactory to Thales, and approved by the ITB Authority, provided by a qualified party who possesses a professional designation related to business valuation or similar area of expertise. Valuation reports will contain (a) a statement from the qualified party regarding its expertise and adherence with the standards of its professional designation; and (b) a detailed valuation of the proposed in-kind contribution, including supporting assumptions. Thales reserves the right to request a valuation report prepared by an independent third party that possesses a professional designation related to business valuation or similar area of expertise. The Seller or Eligible Donor shall assume all costs associated with obtaining the In-Kind Valuation report(s);

1.1.19 "Intellectual Property" or "IP" means, for the purposes of these Industrial and Technological Benefits (ITB) Terms and Conditions, all patents, inventions, trade-marks, copyrights, industrial designs, trade secrets, technical information and other intellectual property belonging to or licensed to a company;

1.1.20 "ITB Annual Report" has the meaning set out in Article 4 of this Industrial and Technological Benefits (ITB) Terms and Conditions;

1.1.21 "ITB Authority" means the Minister of Innovation, Science and Economic Development or any other person designated by that Minister to act on the Minister's behalf. The ITB Authority is responsible for evaluating, accepting, monitoring, verifying, and crediting ITBs, and Thales will reference this, when assessing the Seller's ITB performance under these Industrial and Technological Benefits (ITB) Terms and Conditions;

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1.1.22 "Key Industrial Capabilities" or "KICs" are areas of emerging technology with the potential for rapid growth, established industrial capabilities in Canada, and where domestic capacity is essential to national security. Maintaining and growing these sovereign industrial capabilities helps ensure that Canadian industry can provide our military with the equipment and services they require. A list of KICs is provided as Appendix I;

1.1.23 "Obligation" means each of the contractual Obligations that the Seller must meet, as set forth in Article 3, which are collectively referred to as the Obligations, including options;

1.1.24 "Overachievement" means the amount by which the Seller's Credits, awarded on a Transaction during the Achievement Period, are greater than the original value for that Transaction;

1.1.25 Reserved;

1.1.26 "Post-Secondary Institution" means a higher education institution or other organizational entity in Canada that is eligible to receive funding from at least one of the three federal granting councils (the Social Science and Humanities Research Council, the Natural Science and Engineering Research Council, or the Canadian Institutes of Health Research). For informational purposes only: Information on the federal granting councils can be found on the Government of Canada website: http://science.gc.ca/eic/site/063.nsf/eng/h_FEE7261A.html;

1.1.27 "Price", for the purposes of ITB Commitments, includes the value of the Agreement and any exercised options or option periods, but excludes applicable taxes;

1.1.28 "Public Research Institution" means a federal, provincial, or territorial organization in Canada that: is engaged in research, research training and related activities in Canada; has as its primary goals the conduct of research, peer review, and the dissemination of results by way of publication, technology transfer or training; and is funded primarily from public resources and has established processes, systems, procedures and controls to ensure achievement of public objectives;

1.1.29 "Recipient" means the Canadian Company or organization that receives, from the Seller or an Eligible Donor, the commercial or business activity described in a Transaction;

1.1.30 "Reporting Period" means each twelve (12) month period within the Achievement Period upon which the Seller's annual reporting will be based. Notwithstanding the foregoing, the first Reporting Period may include more than twelve (12) months in that it commences on the first day of the Achievement Period and ends on January 31, 2025. Subsequent Reporting Periods (e.g. Period 2) will follow in consecutive twelve (12) month periods until the end of the Achievement Period;

1.1.31 "Research and Development" or "R&D" means a scientific investigation that explores the development of new goods and services, new inputs into production, new methods of producing goods and services, or new ways of operating and managing organizations. Specific R&D activities consist of standard test, measurement, or analysis; test, measurement, or analysis reports; specific thermo-mechanical analysis methodology development projects; product, process design, or engineering; customized product, process, or technology development project; related evaluation and feasibility studies; applied research projects for new product concepts, new technology platforms and new test, measurement, or analysis; basic scientific research for creating better understanding and insights in new phenomena; research to advance scientific knowledge with or without a specific practical application in view; and support work in engineering, design, operations research, mathematical analysis, computer programming, data collection, testing, or research. For this Agreement, R&D activities must be in the KICs of Artificial Intelligence, Defence Systems Integration, Cyber Resilience, In-Service Support, or Remotely-piloted Systems and Autonomous Technologies;

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1.1.32 "Research Skills Development" refers to the knowledge and expertise acquired by students through the conduct of research at a Post-Secondary Institution or through Collaborative Research led or supervised by a faculty member in Canada;

1.1.33 "Semi-processed Goods" means goods converted from their natural state of a raw material through the use of a specialized process into a state of readiness for use or assembly into a final product;

1.1.34 "Shortfall" means the amount by which the Seller's Credits, awarded during the Achievement Period, are less than the Obligation;

1.1.35 "Skills Development and Training" means a specific activity intended to enhance, or address a gap in, Canadian workforce skills and training capability or capacity through a cash or in-kind contribution (e.g. equipment or a knowledge transfer), For this Agreement, Skills Development and Training activities must be in the KICs of Artificial Intelligence, Defence Systems Integration, Cyber Resilience, In-Service Support, or Remotely-piloted Systems and Autonomous Technologies;

1.1.36 "Small and Medium Business" or "SMB" means a Canadian Company with fewer than two hundred and fifty (250) full-time personnel as of the date of entering into a Transaction. Neither (i) agents nor distributors of foreign goods and services nor (ii) any subsidiaries of the Seller or any subsidiaries of an Eligible Donor on any Agreement with IRB/ITB obligations qualify as a Small and Medium Business;

1.1.37 "Supplier Development" means the Seller or an Eligible Donor undertaking Transactions with Canadian Companies that are neither (i) agents nor distributors of foreign goods and services nor (ii) any subsidiaries of the Seller or an Eligible Donor;

1.1.38 "Tier One Supplier" means a company that performs a specific portion of the Work directly for the Seller, producing or servicing a major subassembly or major component that is installed or used in the platform or system being serviced under this Agreement;

1.1.39 "Transaction" means a commercial or business activity involving the Seller or an Eligible Donor and a Recipient, which is carried out by means of a Sub-Tier Subcontact, sales agreement, licence agreement, letter of agreement or other similar instrument in writing, and which has an identified dollar value. A Transaction meets all eligibility criteria, aligns with the Industrial and Technological Benefits (ITB) Terms and Conditions with respect to valuation and Transaction types, and has been formally accepted as such in writing by Thales, subject to ITB Authority approval;

1.1.40 "Value Proposition" or "VP" means the portion of Commitments and Transactions, along with any other information, which was submitted to Thales at the time of the bid to Thales' Customer; and

1.1.41 "World Product Mandate" means a purchase of goods or services from a Canadian Company where there is a long-term supplier relationship between the Seller or an Eligible Donor and the Canadian Company, pursuant to which the Canadian Company has been legally authorized to carry out and has sole responsibility for specific activities, including the design, development, manufacture, and marketing related to the supply of products, components, modules, or services destined for domestic and world markets.

2 CANADA'S INDUSTRIAL AND TECHNOLOGICAL BENEFITS OBJECTIVES

2.1 Canada has responsibility to set in place programs and policies that ensure that Canada's significant investments in defence-related goods and services generate long-term and high-value economic benefit to Canadian industry and encourages the growth of industry in emerging technologies, established and globally competitive capabilities, and domestic capacity related to national security issues. Canada's Industrial and Technological Benefits (ITB) Policy objectives include:

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2.1.1 the economic development and long-term sustainment of Canada's defence sector, by maximizing the amount of business activities in Canada involving work directly on the procurement and work in the defence sector more broadly;

2.1.2 increased productivity and competitiveness among Canadian Companies, through meaningful opportunities for growth and supply chain integration into major global systems suppliers;

2.1.3 strengthened innovation and R&D in Canada, which positions Canadian Companies to move up the value chain, capture market opportunities, and benefit from subsequent commercialization opportunities;

2.1.4 Canadian Company success in tapping traditional and non-traditional Export markets that have been leveraged from the Program, sharing in long-term jobs and growth;

2.1.5 developing, growing, and sustaining a diverse, talented, and innovative Canadian workforce;

2.1.6 encouraging the participation of Canadian Companies in the Designated Regions of Canada, assisting with long-term quality improvements to their capability, capacity, international competitiveness, and growth potential; and

2.1.7 encouraging the participation of Canadian SMB as suppliers on major federal procurements and increasing their competitiveness and Export market access.

3 STATEMENT OF OBLIGATIONS

3.1 The Seller shall by the end of the Achievement Period:

3.1.1 Achieve not less than one hundred twenty percent (120%) of the Price, including options, in CCV as Transactions, specified in Appendix A (Value Proposition Commitments and Transactions), as updated from time to time.

3.1.2 Achieve the following VP Commitments:

3.1.2.1 achieve not less than one hundred percent (100%) of the Price, including options, as Transactions involving Supplier Development, measured in CCV;

3.1.2.2 Reserved;

3.1.2.3 achieve not less than twenty percent (20%) of the Price, including options, as Transactions involving Skills Development and Training, measured in CCV, developed with Indigenous groups where possible, in any of the following KICs: Defence Systems Integration, Artificial Intelligence, Cyber Resilience, or In-Service Support;

3.1.2.4 achieve not less than one hundred percent (100%) of the Price, including options, as Transactions involving Small and Medium Business, measured in CCV;

3.1.3 Achieve Transactions in the Designated Regions of Canada, as specified in Appendix A (Value Proposition Commitments and Transactions) and representing no less than the following:

[Note: Values below are based on the CCV of Transactions identified in the VP Proposal.]

3.1.3.1 Atlantic region: $0;

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3.1.3.2 Quebec region: $0;

3.1.3.3 Northern Ontario region: $0;

3.1.3.4 Southern Ontario region: $0;

3.1.3.5 Western region: $0; and

3.1.3.6 Northern region: $0.

3.1.4 achieve not less than one hundred percent (100%) of the Price, including options, as Direct Transactions, measured in CCV;

3.1.5 Carry out each and every Transaction as set out in the Transaction list attached at Appendix A (Value Proposition Commitments and Transactions), as amended from time to time.

3.1.6 Achieve Credits valued at no less than fifty percent (50%) of the Price by the end of Reporting Period 4, i.e. January 31, 2028.

3.1.7 The Seller shall submit to Thales, Annual Reports describing the performance achieved during each Reporting Period, as follows:

3.1.7.1 these reports shall be submitted fifteen (15) calendar days after the end of each Reporting Period;

3.1.7.2 the Seller shall use the format and electronic template provided by Thales, as outlined in Article 4; and

3.1.7.3 as evidence of the achievement of the Obligations and compliance with the Lobbying Act, a certificate of compliance, using the template attached as Appendix F (Certificate of Compliance) to this Industrial and Technological Benefits (ITB) Terms and Conditions, signed by a senior company official with the authority to bind the Seller.

3.2 The Seller shall submit to Thales proposed new Transactions along the following timeline:

3.2.1 By November 15, 2025, such that the cumulative total of Transactions is not less than sixty percent (60%) of the Price, including any exercised options, measured in CCV; and

3.2.2 By November 15, 2027, such that the cumulative total of Transactions is not less than one hundred percent (100%) of the Price, including any exercised options, measured in CCV.

3.3 The Parties acknowledge that the Seller is an Eligible Donor under the following LC4ISR Sustainment Services prime contracts:

(1) System of Systems Engineering and Integration Sustainment Services;

(2) Core Network Sustainment Services;

(3) Applications Sustainment

(4) Services;

(5) Intelligence, Surveillance, Target Acquisition and Reconnaissance (ISTAR) Sustainment Services.

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3.3.1 At its discretion, Thales or its customer may allocate the Seller's Indirect Transactions prepared under this Agreement towards any of the above mentioned LC4ISR Sustainment Services prime contracts, on condition that it does not prejudice the Seller's obligations under Articles 3.1.1, 3.1.2, 3.1.3., 3.1.4, and 3.2.

3.3.2 Should an Indirect Transaction be allocated to a different LC4ISR Sustainment Services prime contract than the one proposed by the Seller, as per Article 3.3.1, Thales shall notify the Seller to facilitate transaction submission and annual reporting requirements.

4 ANNUAL REPORTING

4.1 The Seller shall submit ITB Annual Reports to Thales. These reports shall be submitted fifteen (15) days after the end of the annual Reporting Period. Each Annual Report must have five parts (Parts A through E), as described below. The ITB Annual Report shall be submitted to Thales in the format provided to the Seller by Thales.

4.1.1 Part A must include:

4.1.1.1 Overview and status of the Work on the Program:

(1) A high-level overview of the work performed during the reporting period, including major highlights and schedule changes.

4.1.1.2 Progress payments:

(1) A list of all the progress payment claims that have been submitted to Thales for Work completed since the Effective Date of the Agreement, broken down by Reporting Period and including the amount, date submitted and payment status.

4.1.1.3 Reserved.

4.1.1.4 Value Proposition Overview:

(1) A detailed overview of each of the Seller's VP Commitments, the related activities during the Reporting Period and a cumulative summary of the achievement status of each.

4.1.2 Part B must include the following, for each Transaction being reported:

4.1.2.1 an update on any changes to details, such as the CCV percentage or Recipient contact information;

4.1.2.2 a description of significant achievements and activities, particularly those associated with Transactions involving multipliers; and

4.1.2.3 a description of any delays, problems or achievement Shortfalls, along with a plan of action to resolve them.

4.1.3 Part C must include, for each Transaction being reported:

4.1.3.1 the CCV of the achievements claimed for the current Reporting Period.

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4.1.4 Part D must include, for each Transaction reported:

4.1.4.1 the CCV of the achievements claimed to date in all the Reporting Periods since the beginning of the Achievement Period.

4.1.5 Part E must include:

4.1.5.1 SMB and regional development activities:

(1) Overview and highlights of activities undertaken during the Reporting Period.

4.1.5.2 New, changed or cancelled Transactions:

(1) A list of Transactions which have been cancelled, added or substantially altered during the Reporting Period with the approval of Thales, and subject to ITB Authority approval.

4.1.5.3 As evidence of the achievement of the Obligations and compliance with the Lobbying Act, a certificate of compliance, using the template attached as Appendix F (Certificate of Compliance) to this Industrial and Technological Benefits (ITB) Terms and Conditions, signed by a senior company official of the Seller with the authority to bind the Seller.

5 PRICE CHANGES

5.1 In the event that the Price is increased (e.g. options exercised) or decreased, the Seller's Obligations in Articles 3.1.1, 3.1.2, 3.1.4, 3.1.5, and 3.1.6 will correspondingly be either increased or decreased.

5.2 If the Price increases after November 30, 2027 the Seller shall submit to Thales Transactions valued at one hundred percent (100%) of the increase, measured in CCV, within one (1) year of the date of the increase.

6 OVERACHIEVEMENT OF COMMITMENTS

6.1 The Seller may achieve Credits for any Transaction in excess of its original value. When this excess Credit occurs, it can be applied to Transactions that have not yet met their original value or used to meet identification milestones in Article 3, as long as the relevant regional, SMB and VP Commitments are achieved.

7 TRANSACTION TYPES AND CANADIAN CONTENT VALUE

7.1 Transactions may be Direct or Indirect and may involve the manufacture of goods by a Canadian Company, the purchase of goods or services from a Canadian Company, grants and donations, or Allowable Investments. The Transaction types listed below are those that have specific requirements or that receive Multipliers; they do not constitute a complete list of possible Transaction types.

7.1.1 These Transactions are measured in CCV in accordance with Article 9.

7.1.2 When an Indirect Transaction involves a World Product Mandate and where the CCV of the product is verified to be seventy percent (70%) or greater, the CCV shall be deemed to be one hundred percent (100%) for reporting and verification purposes.

7.2 Small and Medium Business Transactions

7.2.1 Valuation for Credit purposes

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7.2.1.1 A Transaction where an SMB is the Recipient, and the SMB's product or service has a CCV of at least seventy percent (70%), will have its Credit awarded as follows:

7.2.1.1.1. the portion of the Transaction's CCV that is equal to or less than one million dollars ($1,000,000) will be deemed to have one hundred percent (100%) CCV for reporting and verification purposes; and

7.2.1.1.2. any portion of the Transaction's CCV that is over one million dollars ($1,000,000) will use the actual CCV as calculated using Article 9.

7.3 `Cyber Certification Transaction

7.3.1 `A cyber certification Transaction will receive Credit for the value of the contribution if it involves:

7.3.1.1 `a contribution to the cyber certification of a Canadian Company granted by a governmental or non-governmental provider that provides nationally, internationally, provincially, or territorially recognized cyber certification, which allows Canadian Companies to better access opportunities in Canada and abroad.

7.3.2 `Valuation for Credit purposes

7.3.2.1`The value will be the cash contribution from a Seller or Eligible Donor to a Recipient.

7.4 `Skills Development and Training Transactions

7.4.1 A Skills Development and Training Transaction will receive Credit for the value of the cash contribution or in-kind contributions if it involves:

7.4.1.1 donations of equipment or resources intended for Skills Development or Training purposes at current market value (e.g. computers or software);

7.4.1.2 the hourly rate of pay associated with knowledge or technology transfer (e.g. the hourly rate of pay for an employee loaned for teaching or training);

7.4.1.3 salaries of students for work-integrated learning (e.g. co-operative education and work placements);

7.4.1.4 sponsorship costs for apprentices enrolled in a nationally, provincially, or territorially recognized apprenticeship program to obtain the necessary training to complete an apprenticeship program;

7.4.1.5 a contribution to the personal certification of a Canadian citizen or permanent resident (as defined in the Immigration and Refugee Protection Act) granted by a provincially, territorially, nationally, or internationally (if no equivalent Canadian association exists) recognized trade association or representative body of a specific profession;

7.4.1.6 a contribution to skills development programs, including a contribution to a charity registered with the Canada Revenue Agency or a not-for-profit organization incorporated federally under the Canada Not-for-profit Corporations Act or in the province or territory where it operates, for work related to Skills Development and Training (e.g. science, technology, engineering, or mathematics summer camps); or

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7.4.1.7 educational costs, including tuition or course fees, and travel expenses incurred in Canada and covered by the Seller or Eligible Donor to provide employees with new or upgraded skills that are demonstrably different, improved, or expanded as compared to employees' current skills and which will enhance their career or employment potential.

7.4.2 The Transaction will receive a Credit multiplier of five (5) times if it involves a contribution to Skills Development and Training for Indigenous Peoples or majority Indigenous-controlled educational or training facilities.

7.4.3 The Transaction may be eligible to receive a Credit multiplier of five (5) times if it involves a contribution to Research Skills Development under Article 7.5.1 or 7.6.1.

7.4.4 The following will not be eligible for Credit

7.4.4.1 Any contribution made directly to the Seller or Eligible Donor by any level of government to cover the cost in whole or in part of the Skills Development and Training activity; and

7.4.4.2 The value of an in-kind contribution that involves a licence for Intellectual Property.

7.4.5 Valuation for Credit purposes

7.4.5.1 The initial value will be the cash contribution from a Seller or Eligible Donor to a Recipient;

7.4.5.2 The value of any in-kind contributions would then be added.

7.5 Research and Development Transactions

7.5.1 A Research and Development Transaction shall receive a Credit multiplier of five (5) times if it involves:

7.5.1.1 a cash contribution to a Post-Secondary Institution for research or the establishment of research chairs or Collaborative Research undertaken with a Post-Secondary or Public Research Institution.

7.5.2 At the discretion of Thales, the Seller may be asked to submit a copy of the formal Collaborative Research written agreement covering the roles and responsibilities of the parties, to Thales, prior to approval of the Transaction.

7.5.3 The following will not be eligible for Credit

7.5.3.1 The value of an in-kind contribution that involves a licence for Intellectual Property.

7.5.4 Valuation for Credit purposes

7.5.4.1 An initial value shall be calculated based on the cash contributions;

7.5.4.2 Once the initial value is established, it may be multiplied by five (5); and

7.5.4.3 The value of any in-kind contributions would then be added, based on an In-Kind Valuation.

7.6 Consortium Transactions

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7.6.1 An Allowable Investment into a consortium shall receive a Credit multiplier of five (5) times if it involves:

7.6.1.1 the Seller or an Eligible Donor;

7.6.1.2 a minimum of one (1) Canadian Company as a Recipient; and

7.6.1.3 a minimum of one (1) Post-Secondary Institution or Public Research Institution as a

Recipient.

7.6.2 The Seller or Eligible Donor shall demonstrate how its contribution contributed to those of the other consortium members.

7.6.3 At the discretion of Thales, the Seller may be asked to submit a copy of the formal consortium written agreement covering the roles and responsibilities of the parties, to Thales, prior to approval of the Transaction.

7.6.4 The following will not be eligible for Credit

7.6.4.1 Any contribution made to the consortium by Post-Secondary Institutions or Public Research Institutions; and

7.6.4.2 Any contribution made directly into the consortium by any level of government.

7.6.5 Valuation for Credit purposes

7.6.5.1 An initial value will be calculated and will be the sum of the value of the cash contributions from the Seller or an Eligible Donor to the consortium and the combined value of contributions from all other consortium members, up to a maximum value equal to that of the contribution of the Seller or an Eligible Donor, which have been leveraged by the Seller or Eligible Donor's participation in the consortium;

7.6.5.2 Once the initial value is established, it will be multiplied by five (5); and

7.6.5.3 The value of any in-kind contributions is then added, based on an In-Kind Valuation.

7.6.6 Other consortium criteria

7.6.6.1 The combined total investment of non-Canadian Companies in the consortium will not exceed fifty percent (50%) of the total investment in the consortium.

7.6.6.2 In cases where an Eligible Donor participates in the same consortium as the Seller, separate transaction sheets will be submitted that describe the Seller's and the Eligible Donor's respective contributions to the consortium.

7.6.6.3 The Seller and the Eligible Donor may only claim the Credits associated with the contributions that each has made or leveraged into the consortium.

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7.7 Investment Framework Transactions

7.7.1 A Transaction may involve an investment framework Transaction, which is a long-term and innovation-related contribution made directly to a Canadian SMB. Investment framework Transactions will meet the following criteria:

(1) demonstrated link to either R&D activities, Commercialization Activities, or both, in Canada;

(2) the Recipient is an SMB;

(3) the Eligible Donor and Recipient cannot be the same company;

(4) the Transaction eligibility criteria, as outlined in Article 8;

(5) be an Allowable Investment;

(6) have a duration of at least five (5) continuous years, beginning at the date the investment is made; and

(7) A business plan must be submitted to Thales, in the form attached in Appendix D (Template - Investment Framework Business Plan).

7.7.2 Valuation for Credit purposes

7.7.2.1 Contributions made in cash will be valued based on the actual amount of money that has been invested. In-kind investments will be subject to an In-Kind Valuation.

7.7.2.2 The following Credit multipliers will be applied to the value of the contribution:

(1) cash for R&D activities or licence for IP: nine (9);

(2) cash to purchase, or in-kind transfer of, equipment: seven (7);

(3) in-kind transfer of knowledge or marketing/sales support: four (4)

7.7.2.3 The total issued Credits associated with an investment framework Transaction will not exceed twenty-five percent (25%) of the Obligation, specified in Article 3.1.1.

7.7.3 Timeline for Credit award

7.7.3.1 Fifty percent (50%) of Credits will be awarded once the Allowable Investment is made according to the business plan, then reported to and verified by Thales, with approval from the ITB Authority. The remaining fifty percent (50%) of Credits will be apportioned over the remaining years of the Transaction, as annual reporting requirements are achieved.

7.7.3.2 The entire investment must remain with the SMB for at least five (5) continuous years and be used for the purposes outlined in the business plan in order for Credit to be awarded each year.

7.8 Venture Capital Fund Transactions

7.8.1 VCF Transactions involve those instances where the Seller or an Eligible Donor provides funds to a VCF to assist the growth of Canadian SMBs as defined in Article 1.1.36.

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7.8.2 VCF criteria

7.8.2.1 Only VCF investments disbursed to Canadian SMBs involved in the development, manufacture, or commercialization of advanced technology products or services shall be eligible for ITB credit.

7.8.2.2 As part of the initial transaction assessment, the Seller or Eligible donor shall provide Thales with information about the composition of the VCF in terms of Canadian SMB participation.

7.8.2.3 The Seller or Eligible donor shall also commit to a specific percentage of their investment to be disbursed to Canadian SMBs. This percentage shall form the CCV of the transaction.

7.8.3 Valuation for Credit purposes

7.8.3.1 An initial value will be the sum of the cash contributions' CCV from the Seller or an Eligible Donor to the VCF.

7.8.3.2 Once the initial value is established, it will be multiplied by five (5).

7.8.3.3 Fifty Percent (50%) of this value will be awarded in Credit once the Seller or Eligible Donor's investment is deposited into the VCF.

7.8.3.4 Sellers or Eligible Donors are required to submit claims once per year as part of their ITB annual reports.

7.8.3.5 The remaining fifty percent (50%) of Credits will be apportioned over the years of the Transaction, as funds are disbursed to recipient companies and annual reporting requirements are achieved.

7.8.3.6 The multiplied Credit related to VCF investments will not exceed five percent (5%) of the overall Obligation value in Article 3.1.1.

7.8.4 The following will not be eligible for ITB Credit:

7.8.4.1 In the event that a business decides to make an initial public offering, no further Credit will be granted by Thales for that company within the VCF Transaction.

7.9 ITB Investments for Future Sales

7.9.1 Transactions may take the form of an Allowable Investment to a Canadian Company for its business purposes, including research, design, development, sales, or support of products or services.

7.9.2 The full CCV of any Allowable Investment, including for future sales Credits and the initial investment are part of the Obligations.

7.9.3 Valuation for Credit purposes

7.9.3.1 Credit is based on the CCV of future sales achieved by the Recipient as a result of the Allowable Investment:

7.9.3.1.1 Eligible future sales are limited to work that is not associated with this Agreement and to work that is not counted for Credit on any other Industrial and Regional Benefits or ITB Sub-Tier Subcontact or agreement. Eligible future sales will be pro-rated by the resulting future sales by the ratio of the Seller's Allowable Investment in the Recipient, relative to either:

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(1) Recipient's Capitalization at the time the investment was made (in cases of purchase of non-controlling shares); or

(2) the combined total contributions made by all parties in the activity (in all other cases).

7.9.3.2 In the case of cash Allowable Investment, the value of the Allowable Investment itself may be credited, once the Recipient's future sales achievement surpasses the amount of the Allowable Investment.

7.9.3.3 In the case of an in-kind Allowable Investment, the value of reasonable transfer costs, as determined by Thales, with approval from the ITB Authority, will be credited once the Recipient's future sales achievement surpasses the amount of the costs. Reasonable transfer costs include infrastructure set-up to exploit technology. The value of the in-kind Allowable Investment itself will not be credited.

7.9.3.4 The Allowable Investment will remain with the Canadian Company for a minimum of three

(3) years, starting from the date the investment is placed with the Recipient. Failure to do so will result in the immediate deduction of all Credits for the Transaction.

7.9.3.5 Allowable Investments shall be assessed as to whether they:

(1) help provide a capability that does not already exist in Canada;

(2) develop strategic partnerships with Canadian Companies that contribute to their long-term viability and increase sales; and

(3) do not result in overcapacity, shutdowns of existing companies or losses of prospective sales by existing companies in Canada.

7.9.3.6 The capital associated with the purchase of a Canadian Company that is considered a "going concern" is not an Allowable Investment for ITB Credit. If the investment is for a Canadian Company that is insolvent, or has initiated, or had initiated in respect of it, any proceeding seeking relief under any bankruptcy or insolvency law, or similar law affecting creditors' rights, then the investment can be considered for ITB purposes.

8 TRANSACTION ELIGIBILITY CRITERIA

8.1 Each proposed Transaction is assessed by Thales, with approval from the ITB Authority, against all of the eligibility criteria outlined below.

8.1.1 Causality: Each Transaction must be one which was brought about by the Seller, due in part to a current or anticipated IRB or ITB obligation to Canada. It will not be one that probably would have been entered into if an Obligation had not existed or been anticipated. Causality may be demonstrated for a specific project or more broadly to a company's obligations in general.

8.1.1.1 The Seller must demonstrate causality by providing a detailed statement on causality using the space provided in the transaction sheet template attached at Appendix B (Template - Transaction Sheet. The statement shall outline the steps and timelines involved in its decision about a business activity and clearly show the link between the steps and decision on that business activity and Canada's ITB Policy.

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8.1.1.2 The Seller must also provide evidence that will certify causality, in support of its detailed statement referred to in Article 8.1.1.1. A certification template is found in Appendix E (Certificate of Causality).

8.1.2 Timing: Transactions shall be implemented within the Achievement Period.

8.1.2.1 Transactions that are identified after the Effective Date of the Agreement must only involve work occurring after the date that the Transaction was proposed to Thales.

8.1.3 Incrementality: Transactions shall involve new work in Canada.

8.1.3.1 Should an Indirect Transaction involve the purchase of goods or services from an existing Canadian supplier to the Seller, the incremental method of calculating the Credits will apply, as follows:

(1) a three (3) year average of previous purchases is calculated, based on the three years immediately preceding the date that the Transaction was proposed to Thales; and

(2) Credit will be awarded only for the amounts that exceed the three (3) year average, in each of the Reporting Periods.

8.1.3.2 The incremental method of calculation outlined in Article 8.1.3.1 does not apply in cases where the product or service being purchased in the Transaction:

(1) involves a Direct Transaction;

(2) is substantially different than what was previously purchased;

(3) involves a different end use (e.g. Export market sale or commercial application) for what was previously purchased; or

(4) follows a competitive process to re-select the Canadian supplier.

8.1.3.3 The Seller shall demonstrate incrementality by providing a statement on incrementality for every proposed Indirect Transaction, using the document attached at Appendix H (Incrementality Checklist). The Seller shall provide supporting evidence of incrementality as indicated in the document.

8.1.4 Eligible Donor: Transactions shall be undertaken by Thales or an Eligible Donor.

8.1.4.1 Reserved.

8.1.4.2 Reserved.

8.1.4.3 Reserved.

8.1.4.4 Reserved.

8.1.4.5 a list of approved Eligible Donors for the LAND C4ISR CAPABILITY - Intelligence, Surveillance, Target Acquisition and Reconnaissance Sustainment Services prime contract, found in Article 22.

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8.1.5 Other Eligibility Criteria

8.1.5.1 Transaction Recipient: Transactions will have one Recipient, unless it is a Grouped Transaction. Government organizations cannot be Recipients, unless it is a Public Research Institution.

8.1.5.2 Level of Technology: Indirect Transactions will involve a level of technology that is the same or higher than that of the Program, with applications in Canadian advanced technology industries.

8.1.5.3 CCV: Indirect Transactions will have a CCV of no less than thirty percent (30%) of the total value of the Transaction.

8.1.5.4 Alignment with policy features: Transactions will comply with any specific criteria and valuation features outlined within these Industrial and Technological Benefits (ITB) Terms and Conditions.

8.2 Thales, with approval from the ITB Authority shall assess eligibility prior to a proposed Transaction becoming an Obligation in the Agreement. Sellers should note that all Transactions are subject to annual reporting and verification before Credits are confirmed.

8.3 One Transaction may be used to meet more than one of the Obligations in Article 3. Credits will be awarded based on how much of the Transaction value is attributable to each Obligation.

8.4 Failure to provide the information and certifications outlined in the above Articles may result in a proposed Transaction being rejected. Further, the provision of this information and certification should not be seen as limiting the discretion of Thales or its customer in any decisions related to the eligibility of proposed Transactions.

9 CANADIAN CONTENT VALUE

9.1 CCV means that portion of the value of a product or service that involves Canadian costs. The CCV of any Direct and Indirect Transaction will be determined by the net selling price method or the cost aggregate method, described below.

9.1.1 Net selling price method: This method is used when a product or service included in a Transaction has a substantiated selling price. This method of calculating CCV is as follows:

(1) begin with the total selling price of the product or service;

(2) minus the applicable customs duties, excise taxes, Goods and Services Taxes, Harmonized Sales Taxes and all provincial sales taxes;

(3) minus any ineligible costs, as detailed in Article 9.2; and

(4) the remaining value is the CCV.

9.1.2 Cost aggregate method: This method is used where a product or service contained in a Transaction cannot be assigned a substantiated selling price (e.g. in-house production). This method of calculating CCV is the aggregate of the following items:

9.1.2.1 the cost of parts produced in Canada and the cost of materials, to the extent that they are of Canadian origin, that are incorporated in the product in the factory of the manufacturer in Canada;

9.1.2.2 the cost of parts or materials of Canadian origin, in that they have been exported from Canada and subsequently imported into Canada as parts or finished goods;

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9.1.2.3 transportation costs, including insurance charges, incurred in transporting parts and materials from a Canadian supplier or frontier port of entry to the factory of the manufacturer in Canada for incorporation in the product, to the extent that such costs are not included in the foregoing paragraph; and

9.1.2.4 such part of the following costs, as are reasonably attributable to the production or implementation of the product, service or activity:

9.1.2.4.1 wages and salaries paid for direct and indirect production and non-production labour, paid to employees residing and working in Canada, who are Canadians or Permanent Residents, as defined in the Immigration and Refugee Protection Act 2001, c.27;

9.1.2.4.2 materials of Canadian origin used in the work but not incorporated in the final products;

9.1.2.4.3 utilities paid in Canada, such as light, heat, power and water;

9.1.2.4.4 workers compensation, employment insurance and group insurance premiums, pension contributions and similar expenses incurred with respect to wages and salaries of Canadians or Permanent Residents referred to above;

9.1.2.4.5 taxes on land and buildings in Canada;

9.1.2.4.6 fire and other insurance premiums relative to the production plant, its equipment and production inventories, paid to a company authorized by the laws of Canada or any province or territory to carry on business in Canada or such province;

9.1.2.4.7 rental for factory or office premises in Canada paid to a Canadian Company;

9.1.2.4.8 maintenance and repairs that are executed in Canada to buildings, machinery and equipment used for production purposes;

9.1.2.4.9 tools, dies, jigs, fixtures and other similar plant equipment items of a non- permanent nature that have been designed, developed or manufactured in Canada;

9.1.2.4.10 engineering and professional services, experimental work and product or process development work executed and completed in Canada by Canadians or permanent residents;

9.1.2.4.11 miscellaneous factory and office expenses paid in Canada, such as: administrative and general expenses; depreciation with respect to production machinery and permanent plant equipment and the installation costs of such machinery and equipment; and a capital allowance not exceeding five percent (5%) of the total capital outlay incurred for buildings in Canada owned by the producer of the work;

9.1.2.4.12 R&D activities performed in Canada;

9.1.2.4.13 Canadian citizen and permanent resident travel expenses specifically associated with Direct Transactions on the Program and incurred in Canada, including transportation, meals, and accommodations;

9.1.2.4.14 fees paid for services performed by Canadians or Permanent Residents in Canada not elsewhere specified; and

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9.1.2.4.15 pre-tax net profit upon which Canadian taxes are paid or are payable.

9.2 Costs or business activities that are ineligible for Credit:

9.2.1 non-repayable funding from any level of government (municipal, provincial, territorial, or federal);

9.2.2 the value of materials, labour and services imported into Canada;

9.2.3 in the case of an Indirect Transaction, the value of raw materials and Semi-processed Goods exported from Canada;

9.2.4 the value of any remuneration, living costs, travel expenses and relocation costs paid to non- Canadians for work on the Program;

9.2.5 the amount of all Excise Taxes, Import Duties, Federal and Provincial Sales Taxes, Goods and Services Taxes, Harmonized Sales Taxes and other duties;

9.2.6 the value of any royalties and licence fees paid by the Seller or an Eligible Donor to a person, company or entity outside of Canada;

9.2.7 the value of goods and services with respect to which Credits have been received or are being claimed by the Seller as a Transaction to Canada under any other obligation or agreement;

9.2.8 any proposal or bid preparations costs;

9.2.9 all transportation or travel costs not covered under Article 9.1.2;

9.2.10 the cost of government furnished equipment (equipment supplied by Canada to be used in the production process; for example, tooling, jigs, dies, production equipment);

9.2.11 licence fees paid by the Recipient and any on-going royalty payments;

9.2.12 ransactions claimed by a Seller that pertain to its influence or that of an Eligible Donor over any country's purchasing agent/department;

9.2.13 interest costs associated with letters of credit or other financial instruments to support Transactions;

9.2.14 fees paid to lobbyists (as per the Lobbying Act, R.S.C. 1985, c. 44 (4th Supp.)); and

9.2.15 fees paid to third-party consultants or agents for work related to obtaining Credit against this Agreement. This includes, but is not limited to, providing advice on the ITB/IRB policy; preparation of proposed Transactions or reports; representing the interests of the Seller to Thales; or searching for potential Recipients.

10 STRATEGIC PLANNING

10.1 Reserved.

10.2 Additionally, Thales reserves the right to request company business plan, ITB management plan or other related planning information from the Seller, as required. The Seller may be asked to provide strategic planning inputs, and may be asked to meet to review, discuss, or update this information, as required.

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11 POOLING

11.1 Pooling refers to the act of splitting the Credits achieved on a single Transaction and applying each portion to one of two or more ITB obligations.

11.2 Pooled Transactions must meet the following criteria:

11.2.1 meet all of the Transaction eligibility criteria as described in Article 8 of this Industrial and Technological Benefits (ITB) Terms and Conditions and align with this Industrial and Technological Benefits (ITB) Terms and Conditions;

11.2.2 have a value of not less than fifty million dollars ($50,000,000), measured in CCV; and

11.2.3 have strategic and long-term impacts on the Recipient, including but not limited to R&D support; first purchase of innovative Canadian technologies; World Product Mandate; global value chain activities; consortia activities; SMB activities; and/or technology advancement.

11.3 The Seller must describe and document how any proposed transaction for pooling meets the criteria in Article 11.2.

11.4 A portion of a pooled Transaction may be applied to this Agreement. The Seller shall report on the pooled Transaction through the annual reporting process and schedule agreed to with Thales at the time of pooled Transaction approval.

11.5 If a portion of a pooled Transaction originates in the bank and Credits have already been confirmed, the value of those Credits will transfer to this Agreement, if the Eligible Donor criterion is met. In addition, any uncredited Transaction value, measured in CCV, will also be transferred to this Agreement and be subject to the annual reporting and verification processes and the remedies in these Industrial and Technological Benefits (ITB) Terms and Conditions.

11.6 For informational purposes only: Pooling guidelines are available on the ITB website (www.canada.ca/itb).

12 BANKING

12.1 The Seller may apply bank transactions to this Agreement up to a total value of equal to the Obligation cited in Article 3.1.1, measured in CCV.

12.2 Any bank transaction applied to this Agreement, or portion thereof, shall clearly state that it originated from the bank and be the same in description and details as the approved bank transaction. The bank transaction must meet the Eligible Donor criteria outlined in Article 8.1.4.

12.3 Reserved.

12.4 Reserved.

12.5 Reserved.

12.6 Trading and/or transfer between companies of bank transactions is not permitted.

12.7 For informational purposes only: Banking guidelines are available on the ITB website (https://ised- isde.canada.ca/site/industrial-technological-benefits/en/).

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13 PUBLIC COMMUNICATIONS

13.1 The Seller and its Recipients are strongly encouraged to be as transparent as possible regarding the Obligations, Commitments and specific Transactions, making them publicly available whenever possible.

13.2 The Seller, Thales and the ITB Authority shall jointly coordinate public communications related to the Transactions. The parties shall also collaborate to identify success stories associated with specific Transactions.

13.3 Specifically in regard to ITBs - the Seller consents to public announcements regarding the Program, made by or on behalf of Thales and/or the ITB Authority, which are related to Obligations, Commitments and Transactions. These announcements would include company names, general descriptions of the work being proposed and approximations of CCV. In these cases, Thales and the ITB Authority will make all reasonable efforts to ensure that the Seller has the opportunity to participate in the announcement and/or the preparation of any related materials. The Seller shall obtain a similar consent from each of the Recipients.

13.4 The Seller consents to allow Thales and/or the ITB Authority to publish and openly disclose the Seller's track record in fulfilling its Obligations, in a manner that respects commercial confidentiality.

13.5 For all other public communications regarding the Transactions, drafts of announcements and their publication schedule will be delivered by either party to the other as soon as is reasonably possible, but in any event prior to the proposed release date. Each party shall make every effort to inform the other, and seek resolution of, any objections to the content or timing of a proposed announcement.

13.6 Nothing in this Article shall be interpreted as preventing the fulfillment by any company involved in an Obligation or Transaction of its reporting obligations under applicable securities laws.

14 INFORMATION MANAGEMENT

14.1 It is understood and agreed that the Seller shall submit corporate and transactional business information to Thales in the implementation of these Industrial and Technological Benefits (ITB) Terms and Conditions or through a strategic plan, some of which may contain information that is sensitive and confidential to the Seller. Thales and the ITB Authority shall ensure, to the best of their ability, that this information is protected, stored and used according to the Government of Canada's information management and security guidelines. Thales reserves the right to determine how information, including reports and transactions, are submitted.

14.2 The Seller agrees that the overall, aggregate information related to Obligations, Transactions and Credits is considered by the ITB Authority to be information available to Parliament and the public.

14.3 Subject to all applicable federal laws and processes, such as the Access to Information Act, the Privacy Act and the Library and Archives of Canada Act, Thales and/or the ITB Authority shall not release or disclose outside the Government of Canada any of the Seller's commercially confidential business information.

14.3.1 Data may be used by the ITB Authority for internal policy analysis purposes. Certain relevant information may also be shared, subject to applicable laws and processes, with other government organizations and agencies with whom the ITB Authority collaborates in the administration of the ITB policy.

15 TRANSACTION ALTERATIONS

15.1 The Seller shall not alter the Transactions listed in Appendix A (Value Proposition Commitments and Transactions) unless:

15.1.1 the Seller has submitted a proposal to the Thales Commercial Authority, with respect to the alteration; and

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15.1.2 the Thales Commercial Authority has given written approval to the Seller and amended the Agreement accordingly, subject to ITB Authority approval of the alteration.

15.2 The Seller may propose alterations to or substitutions for any of the Transaction(s) listed in Appendix A (Value Proposition Commitments and Transactions), and Thales may accept these requests provided that in the judgment of Thales and the ITB Authority:

15.2.1 the circumstances requiring the change are exceptional and likely to result in undue hardship upon the Seller if a change is not made;

15.2.2 the Obligations in Article 3 of these Industrial and Technological Benefits (ITB) Terms and Conditions are maintained;

15.2.3 the proposed alterations or substitutions meet the eligibility criteria stated in these Industrial and Technological Benefits (ITB) Terms and Conditions;

15.2.4 the proposed substitute Transaction is not less than the Transaction to be replaced as to the level of technological sophistication of the work to be performed, the CCV, and the extent to which it meets the original VP Proposal submitted by the Seller. For example:

15.2.4.1 if the Seller fails to achieve an Allowable Investment Transaction, the full CCV of this Obligation at the multiplied value must be made up with other Transactions;

15.2.4.2 a Transaction in one VP evaluation criteria area must be replaced by a new Transaction under the same VP evaluation criteria area; and

15.2.4.3 the proposed substitute Transaction(s) would not have lowered the Seller's VP score as determined in the original selection process.

15.3 Mutual Abatement and Trading

15.3.1 Mutual Abatement is the reduction of the Seller's Obligation in exchange for the reduction of a Canadian Company's obligations to a foreign offset authority and is not permitted. Trading of Obligations, or of Credits, is also not permitted.

16 VERIFICATION AND ACCESS TO RECORDS

16.1 Reserved.

16.2 The Seller shall keep proper records and all documentation relating to the Transactions attached to this Agreement, including invoices and proof of payments. The Seller shall not, without the prior written consent of the Thales Commercial Authority, dispose of any such records or documentation until the expiration of two (2) years after final payment under this Agreement, until settlement of all outstanding claims and disputes, or the end of the Achievement Period, whichever is later.

16.3 All such records and documentation will, during the aforementioned retention period, be open to verification, inspection and examination by the ITB Authority, through access at reasonable times, and within thirty (30) calendar days of being notified by Thales and/or the ITB Authority. The Seller shall ensure through its contracts and arrangements that Recipients keep pertinent records.

16.4 Where, subsequent to the verification action taken pursuant to this Article, the ITB Authority determines that the records are insufficient to verify the Seller's achievements in respect of any ITB Obligation or Commitment, the Seller shall provide such additional information as may be required by the ITB Authority.

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16.5 Where it cannot be verified that a Transaction has been achieved as claimed, that portion of the Transaction which cannot be verified will be considered as not having been achieved and Thales will give notice to the Seller of the Shortfall through the Thales Commercial Authority.

16.6 If Thales determines that a significant deficiency in the Seller's achievements exists such that Thales believes that the Seller will not meet its Obligations, Thales may give, through the Thales Commercial Authority, notice to the Seller and request the Seller to submit a proposal showing how the Seller plans to correct the deficiency. The Seller shall submit its proposal within sixty (60) calendar days of receipt of such notice. If the proposal is not provided within this time period or is not acceptable to Thales and the ITB Authority, Thales may exercise its remedies at Section 18.

17 CONFLICT RESOLUTION

17.1 Thales and the Seller acknowledge that they have entered into a long-term relationship, with the goal that the Seller achieves the Obligations and Commitments stated herein, delivers long-term economic benefits to Thales' customer and carries out these Industrial and Technological Benefits (ITB) Terms and Conditions.

17.2 Guiding this long-term relationship are common values and approaches, such as mutual accountability, open communication, mutual respect and effective collaboration, which are the foundational principles of an IPT environment. The relationship will involve officials at the Program level (e.g. ITB and Sub-Tier Subcontact managers) and at the management level (e.g. departmental and executive officials). Discussions will be frequent and ongoing over the life of the Agreement.

17.3 In the event that a disagreement arises between Thales and the Seller regarding an ITB matter, each party will bring their concerns forward to the other for discussion and resolution. Parties are encouraged to raise concerns first at the Program level. Should discussions at the Program level fail to resolve the issue, the Parties are then encouraged to engage at the management level.

18 REMEDIES

18.1 The long-term relationship between the Seller and Thales is supported by several processes aimed at promoting regular, ongoing engagement between the two Parties. These processes include the Transaction identification schedule outlined in Article 3 and the annual reporting process outlined in Article 4, and participation in an ITB IPT, as required. Taken together, these and other monitoring measures are aimed at encouraging positive engagement, use of best practices and the successful completion of the Seller's Obligations in this Agreement.

18.2 Notwithstanding the terms of this Agreement that provide remedies in the event of default by the Seller, one or more of the following remedies may be exercised in the event of default under these Industrial and Technological Benefits (ITB) Terms and Conditions. Some or all remedies may apply, but combined will not exceed ten percent (10%) of the overall Price. In the event of a default by the Seller of its obligations pursuant to these Industrial and Technological Benefits (ITB) Terms and Conditions, the remedies contained in this Article are in addition to, and not in substitution for, any remedies provided elsewhere in the Agreement.

18.3 Holdback/Stop Payment

18.3.1 If the Seller has failed to meet any of its Obligations contained in Article 3.1.6 and 3.2, the Thales Commercial Authority shall notify the Seller in writing of such deficiency and Thales may apply a holdback (the Holdback) from any claim for payment then due or payable under the Agreement.

18.3.2 With respect to the Holdback, a cure period of sixty (60) calendar days (the Cure Period), beginning on the date of notification to the Seller by [***], will apply before the Holdback takes effect.

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18.3.2.1 Within the Cure Period, the Seller may take corrective action by providing to the Thales Commercial Authority a corrective action plan to remedy the deficiency. If the plan is accepted by Thales, subject to ITB Authority approval, no Holdback will be made.

18.3.2.2 If, after the Cure Period, the plan has not been accepted pursuant to Article 18.3.2, the accruement of the Holdback will be equal to ten percent (10%) (profit) of the claim for payment and will accrue until it reaches the amount of the deficiency, or until the Seller submits a plan that is approved by Thales, subject to ITB Authority approval, whichever occurs first.

18.3.3 The Holdback will be released progressively as the deficiency is extinguished. During the Holdback period, the Thales Commercial Authority shall confirm the amount of Credits achieved and/or Transactions identified within a reasonable amount of time from when the claims or proposed Transactions are submitted by the Seller. The corresponding amount of the Holdback will be released when the next payment under the Agreement is made.

18.4 Liquidated Damages

18.4.1 If the Seller fails to achieve any of the Obligations in Article 3.1.1, 3.1.3, 3.1.4, or 3.1.5, by the end of the Achievement Period, after taking into account the provisions of Article 6, Thales may in its sole discretion elect to require the Seller to pay to Thales as liquidated damages ten percent (10%) percent of the total deficiency, less the amount of any Holdback.

18.4.1.1 In the event that a deficiency is comprised of more than one of the Obligations in Articles 3.1.1, 3.1.3, 3.1.4, and 3.1.5, the Seller shall be liable only for the deficiency that arises under the Obligation that results in the highest liquidated damages.

18.4.2 If the Seller fails to achieve any of the VP Obligations in Article 3.1.2 by the end of the Achievement Period, after taking into account the provisions of Article 6, Thales may in its sole discretion require the Seller to pay to Thales as liquidated damages twenty percent (20%) of the total deficiency, less the amount of any Holdback.

18.4.3 In the event that a deficiency is comprised of more than one of the Obligations in Article 3.1.2 the Seller shall be liable in respect to Article 18.4.2 under all deficiencies on an additive basis.

18.4.4 The obligation of the Seller to pay liquidated damages, if such obligation exists, pursuant to Article 18.4.1 or 18.4.2, will be triggered by notice by the Thales Commercial Authority to the Seller, stating that the Seller is in default under the Agreement for failure to achieve the identified Obligations within the Achievement Period and that Thales is demanding payment of liquidated damages in accordance with this Article.

18.5 Agreement Termination

18.5.1 In the event that the Agreement is terminated for default pursuant to subsection 18.2 Termination for Default under the Agreement, the Thales Commercial Authority shall notify the Seller and the Seller shall identify Transactions within three (3) months of the date of termination equal to one hundred percent (100%) of the value of the Price.

18.5.2 The Seller shall then, within ninety (90) days of the date of termination, in its sole discretion, elect either:

18.5.2.1 to take action to achieve all identified Transactions within one (1) year; or

18.5.2.2 to pay Thales as liquidated damages the amount calculated in accordance with Article 18.4, less the amount of any Holdback, after taking into account the provisions of Article 6.

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18.5.3 For the purposes of Article 18.5.1, the amount of liquidated damages will be calculated on the basis of the Price. If the Seller fails to identify the Transactions within the time period in Article 18.5.1, then the requirement to pay liquidated damages as set out in Article 18.4.1 will apply.

18.5.4 The Parties agree that the rights under subsection 12.2 Termination for Default of the Agreement to terminate this Agreement for default will not apply to a failure to meet the Seller's Obligations under these Industrial and Technological Benefits (ITB) Terms and Conditions, unless the Seller fails or neglects, within sixty (60) days of the Thales Commercial Authority's demand to do so, to satisfy any of the material Obligations listed below:

18.5.4.1 pay the liquidated damages amounts required by Article 18.4; and

18.5.4.2 satisfy its VP Obligations described in Article 3.1.2.

18.5.5 The Parties agree that:

18.5.5.1 the Obligations contained in Article 18.5.1 constitute material obligations under the Agreement; and

18.5.5.2 the Obligations contained in Article 18.5.1 will survive termination of this Agreement.

18.5.6 In the event that the Agreement is terminated for convenience pursuant to subsection 12.1 Termination for Convenience under the Agreement, the Seller will have no further obligations and liabilities under these Industrial and Technological Benefits (ITB) Terms and Conditions, including any liabilities arising from VP Obligations.

18.5.7 In the event of partial termination of the Agreement under subsection 12.1 Termination for convenience under the Agreement, the Seller will be released from the terminated portions of the Obligations and from the provisions of Article 3 as it relates to such terminated portions.

18.6 Letter of Credit

18.6.1 In the event that the Seller has not completed its Obligations at the time of completing the Work under the Agreement and being entitled to receipt of the final payment from Thales, the Seller may be required to provide to the Thales Commercial Authority a guarantee for completion of the Obligations prior to the expiration of the Achievement Period in the form of a letter of credit. The letter of credit will be in the amount of monies that would be owing by way of liquidated damages should the Seller not achieve any further Credits after the date of the final payment.

18.6.2 The letter of credit will be:

(1) issued by a financial institution which is a member of the Canadian Payment Association;

(2) in form and substance satisfactory to Thales;

(3) solely at the cost of the Seller;

(4) abated as set forth below;

(5) unconditional and irrevocable; and

(6) subject to the Uniform Customs and Practice for Documentary Credits, as set out in Publication No. 600, July 2007.

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18.6.3 The letter of credit will remain in force until the earliest of:

(1) the achievement of the Obligations; and

(2) six (6) months following the submission of the ensuing final Annual Report at which time the letter of credit will be abated in full and will be returned by the Thales Commercial Authority to the Seller. Provided that, if the Obligations have not been achieved, Thales will draw down on the letter of credit in the amount of the outstanding Obligations prior to returning it to the Seller.

18.6.4 The obligation of the financial institution to pay under the letter of credit will be triggered by notice executed by the Thales Commercial Authority to the issuing bank, stating that the Seller is in default under this Agreement for failure to achieve the Obligations within the Achievement Period, that Thales has made a demand by notice for payment of liquidated damages in accordance with the liquidated damages Articles and that the Seller has failed to pay Thales such liquidated damages. No other event will trigger payment under the letter of credit.

18.7 Performance Incentives

18.7.1 If, during the term of this Agreement, a change in the Work is initiated by Thales' Customer which results in the Seller no longer being able to source from a Canadian Company and, as a consequence, Obligations may not be met, the Seller shall immediately notify Thales through the Thales Commercial Authority. The Seller shall fully describe the issue and provide all supporting data, including a complete record of attempts to purchase from Canadian sources and Canadian suppliers' responses, together with an analysis of specific technical, commercial or other factors which result in the inability to source from a Canadian Company. In such instances, the Obligations will be reduced to the extent the CCV associated with the change differs from the CCV of the original Work. Notwithstanding the foregoing, the Obligation in Article 3.1.1 will remain.

18.7.2 The Thales Commercial Authority in accordance with this Article, will have the right to holdback, drawback, deduct and set off from and against the monies owing at any time by Thales to the Seller, any amounts owing under this Agreement.

18.7.3 Nothing in this Article shall be interpreted as limiting the rights and remedies which Thales may otherwise have in relation to any breach of the Agreement by the Seller.

18.7.4 Actual damages which would be sustained by Thales in the event of a breach by the Seller of the Obligations in this Agreement would be commercially impracticable or extremely difficult to compute or ascertain and, therefore, the provisions for liquidated damages are agreed to be a fair and reasonable best estimate of such actual damages, and the manner provided herein for the enforcement and collection of liquidated damages is agreed to be fair and reasonable.

19 RESPONSIBILITIES OF THE PARTIES

19.1 The award of this Agreement to the Seller resulted from a procurement process in which the Seller committed to fulfill the Obligations set out in Article 3.

19.2 It is the responsibility of the Seller to ensure that it can complete the Transactions and that these are not limited by applicable laws, regulations, policies or standards.

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20 COMPLIANCE WITH THE LOBBYING ACT

20.1 The Seller represents, warrants, and undertakes that it is and will remain in compliance with Canada's Lobbying Act with respect to these Industrial and Technological Benefits (ITB) Terms and Conditions.

21 CONTINGENCY AND SUCCESS FEES

21.1 The Seller represents warrants and undertakes that it will neither make nor agree to make any payment to an individual, company or entity that is contingent on the approval of Credit by the ITB Authority under these Industrial and Technological Benefits (ITB) Terms and Conditions or upon the entity's success in arranging meetings with public office holders.

21.2 Reserved.

22 LIST OF APPROVED ELIGIBLE DONORS

22.1 The Eligible Donors to the LAND C4ISR CAPABILITY - Intelligence, Surveillance, Target Acquisition and Reconnaissance Sustainment Services Contract include the companies and coordinates listed below:

To be completed by the Seller

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APPENDIX A:  VALUE PROPOSITION COMMITMENTS AND TRANSACTIONS

Value Proposition Commitments, as referenced from Article 3:

Value Proposition Pillar	Commitment (% of Price, including options, excluding tax)
Supplier Development (as per Article 3.1.2.1)	100%
Research and Development (in KICs as per Article 3.1.2.2)	N/A
Skills Development and Training (in KICs as per Article 3.1.2.3)	20%
Small and Medium Business (as per Article 3.1.2.4)	100%

Transactions:

Transaction number	Title	Description	Donor	Recipient	CCV$
n/a	n/a	n/a	n/a	n/a	n/a

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APPENDIX B: TEMPLATE - TRANSACTION SHEET

(Electronic copy available from Thales)

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Protected B (when completed)

APPENDIX C: TEMPLATE - ANNUAL REPORT

(Electronic copy available on ITB website)

Protected B (when completed)

GENERAL INFORMATION

Program Name:

Seller Name:

ITB Manager:

Currency

Agreement Award

Total # of Reporting Periods

Period #

Report Due Date

Date of Report

CONTRACTUAL OBLIGATIONS

Total Obligation:

Direct:

SMB:

Atlantic

N Ontario:

Ontario

Quebec

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West

North

PART A - Overview

An overview and status of Work on the Program:

Please provide a very high level overview of the Program over the past year, including any Annual Report highlights and the Program schedule. Proposed length of response is 5-10 lines.

Progress Payments:

Please provide a brief written overview of the progress payment activities since Agreement award. Proposed length of response is 5-10 lines. In addition, please populate the Progress Payments Tab below.

[Progress Payments chart on excel]

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Plans:

Please provide an overview of any substantive changes to the Plans, including changes to ITB officials working on the Program. Please indicate if no changes are proposed. Proposed length of response is 5-10 lines.

Value Proposition Overview:

Please provide a detailed overview of each VP Commitment and related activity during the Reporting Period, along with a cumulative summary of the achievement status of each.

PART B, C and D - Transactions

Please fill in all of the information requested in a chart format.

PART E - Additional Information

SMB and Regional Development Activities:

Please provide an overview of the activities that were undertaken on this Program with Small and Medium size Businesses. Include highlights of work activities undertaken during this period. Proposed length of response is 5- 10 lines.

New, Changed or Cancelled Transactions:

Please provide a brief overview of any changes (listed by Transaction) including any cancelled, new or altered Transaction in the last Reporting Period. Ensure these changes are reflected in the Transaction Tab by highlighting in red all changes indicated below. Proposed length of response if dependent on the number of applicable Transactions.

Certificate of compliance:

Submission of this Annual Report should be accompanied by the completed and signed certificate of compliance.

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APPENDIX D: TEMPLATE - INVESTMENT FRAMEWORK (IF) BUSINESS PLAN

(Electronic copy available from Thales)

The IF business plan describes the proposed IF project, details the specific activities, goals and duration, outlines how an investment will be used by the SMB, includes a market assessment and provides company information.

Template

IF Business Plan

Protected B (when completed)

IF Transaction title:

Donor:

SMB Recipient:

Date:

Description of IF activity:
Provide a detailed description of the IF activity, including but not limited to: specific activities to be undertaken; goals; duration; value of the investment and how it will be used by the SMB; the anticipated impacts/outcomes for the SMB; and key IF activity assumptions and risks.

Anticipated length: 8-10 paragraphs.

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Market Assessment: Provide an outline of the opportunity, market size, key competitors, sales strategy and the donor/SMB Recipient's competitive advantage. Anticipated length: 3-5 paragraphs
Company profile of SMB: Provide a description of the SMB's operations, product lines, corporate structure and ownership. Anticipated length: 2-3 paragraphs + organizational chart
Certification and signatures WHEREAS the ITB policy requires that a proposed IF Transaction be accompanied by a business plan outlining the IF activity in detail;

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NOW THEREFORE, we the undersigned, in our capacities as senior officers at the Donor and SMB Recipients, do hereby declare and certify that the information included in and attached to this business plan is complete, accurate and can be relied upon by the ITB Branch for the purposes of monitoring the compliance of the proposed IF Transaction.

IN WITNESS THEREOF THIS CERTIFICATION HAS BEEN SIGNED THIS ______ DAY OF __________________, 20____ BY A SENIOR OFFICER WHO IS DULY AUTHORIZED IN THAT BEHALF.

Donor

________________________________________

Signature

_________________________________________

Name and Title of Senior Officer

SMB Recipient

________________________________________

Signature

_________________________________________

Name and Title of Senior Officer

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APPENDIX E: CERTIFICATE OF CAUSALITY

INDUSTRIAL AND TECHNOLOGICAL BENEFITS (ITB)

WHEREAS the ITB policy requires that, as evidence of causality, the Seller shall provide a detailed statement on causality and submit a signed certificate of causality as supporting evidence to Thales;

NOW THEREFORE, I ___________, in my capacity as a senior officer of the (donor company), do hereby declare and certify as follows:

i) I am aware of the meaning of causality, as outlined in the Industrial and Technological Benefits (ITB) Terms and Conditions;

ii) The information contained in the transaction sheet(s) appended herewith provides a detailed statement on causality, which outlines the steps and timelines involved in the decision about a procurement or investment activity and which clearly shows the link between the steps and decision on a business activity and Canada's ITB or IRB policy;

iii) The information contained in the transaction sheet(s) noted below and appended herewith, is to the best of our knowledge and ability complete, true and accurate;

iv) Failure to provide a detailed statement on causality and this certificate may result in the proposed Transaction being rejected pursuant to the Industrial and Technological Benefits (ITB) Terms and Conditions. Provision of this causality information should not be seen as limiting the discretion of Thales or the ITB Authority in decisions related to the eligibility of specific Transactions submitted for approval.

IN WITNESS THEREOF THIS CERTIFICATE OF CAUSALITY HAS BEEN SIGNED THIS ______________ DAY OF _______________ BY THE SENIOR OFFICER WHO IS DULY AUTHORIZED IN THAT BEHALF.

SIGNATURE	NAME AND TITLE OF SENIOR OFFICER

AT:

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Program and Transaction number(s): _______________________________________________________

Title(s):_____________________________________________________________________

Recipient Company(ies):_________________________________________________________________

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APPENDIX F: CERTIFICATE OF COMPLIANCE

For Annual Reporting Purposes

The Seller declares and certifies as follows:

• The information contained in the documents appended herewith, which applies to the reporting of the Transaction periods, is to the best of our knowledge and ability complete, true and correct;

• The CCV shown in documents appended herewith have been determined in accordance with Article 9 of the Agreement;

• The Seller is, subject to Article 20, in compliance with Canada's Lobbying Act with respect to this Agreement.

IN WITNESS THEREOF THIS CERTIFICATE OF COMPLIANCE HAS BEEN SIGNED THIS ______________ DAY OF _______________ BY THE SENIOR COMPTROLLER WHO IS DULY AUTHORIZED IN THAT BEHALF.

_______________________________

SIGNATURE

__________________________________________________________

NAME AND TITLE OF SENIOR COMPTROLLER

AT:________________________________

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APPENDIX G: RESERVED

APPENDIX H: INCREMENTALITY CHECKLIST

For Indirect Transactions, complete this checklist and attach supporting documentation

Incremental work is the purchase of a good or service that represents new or additional purchases from a Canadian supplier. These new or additional purchases may take various forms. They may involve:		Please check the appropriate box
i) purchase of a new product or service from a new Canadian supplier on an Indirect Transaction	☐	Written statement attesting the Canadian Recipient is a new supplier + Purchase Order (or PO equivalent if the order has not taken place)
ii) purchase of a new product or service from an existing Canadian supplier on an Indirect Transaction	☐	Written statement attesting the product/service has not previously been purchased + Purchase Order (or PO equivalent if the order has not taken place)
iii) purchase of an existing product or service from an existing Canadian supplier on an Indirect Transaction, but which involves a new application or end use of the product (see example below)	☐	Written statement detailing the new application or end use of the product/service + New part number (where applicable) + Purchase Order (or PO equivalent if the order has not taken place)
iv) purchase of an existing product or service from an existing Canadian supplier on an Indirect Transaction, but where there has been a new competitive process to re-select the supplier	☐	Written statement detailing the Request for Quote (or equivalent) proving a new competition has taken place + Purchase Order (or PO equivalent if the order has not
v) purchase of an existing product or service from an existing Canadian supplier on an Indirect Transaction, but where none of the above circumstances apply. (in these cases, a three-year average of previous purchases will be calculated, based on the three years immediately preceding the date of identification of the Transaction to Thales, and Credit may be awarded on those purchase amounts which exceed the three year average, in each of the ensuing Reporting Periods)

	☐	Written statement detailing the three-year average calculation
vi) other: ______________________________________	☐	Written statement detailing the activity + other

An example of a new application or end use: The Seller has previously purchased military tripods from a Canadian supplier that mount to Gun A for sale to Country A. The new application or end use could be the purchase of the same military tripods from the Canadian supplier, but instead of mounting to Gun A for sale to Country A, they are mounted to Gun A for sale to Country B, or they are mounted to Gun B for sale to Country B.		Thales, with approval from the ITB Authority at its discretion will determine if the proposed Transaction is incremental taking the information provided into account.

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 APPENDIX I: Key Industrial Capabilities

Emerging Technologies include the following:

Advanced Materials

Includes a range of materials and related production processes that yield significant advances in operational capability and/or cost-efficiency of equipment used in military operations. These advances include reduced weight, increased strength and resilience, lower observability, and other attributes. The materials envisioned span a wide range of technologies, including (but not limited to) composite structures (includes aerostructures), textiles, metals, plastics, ceramics, and advanced feedstocks for additive manufacturing. The related production processes used in generating the materials include additive manufacturing, 3-D printing, advanced machining, and others. The materials have broad application across military aerospace, land, marine and space domains, as well as in commercial sectors.

Artificial Intelligence

Artificial Intelligence (AI) spans a range of technologies that allow machines to execute tasks that normally require human intelligence, such as pattern and speech recognition, translation, visual perception, and decision-making. AI develops or draws on disciplines such as search and mathematical optimization, machine learning, deep learning, self-learning, and neural networks. AI can reduce operator workload and automate easily repeatable tasks that otherwise require significant human involvement. AI promises enhanced efficiency in the use of trained personnel, less exposure of humans to dangerous environments, and more rapid responses to changes in the military operating environment. It can also permit the analysis of large volumes of data in support of intelligence analysis, mission planning and rehearsal, logistics and business management, cyber security and resilience, and many other activities. AI is relevant across a broad set of both defence and non-defence domains.

Clean Technology

"Clean Technology" means design, development, engineering, manufacturing or integration of: energy-efficient or emissions-reducing propulsion systems (e.g., hybrid electric, electric), power distribution and management systems, and low-carbon intensity fuel sources (e.g., hydrogen, biofuels) for vehicle platforms; energy storage systems (e.g., pumped hydro storage, flywheel energy storage, zinc-ion batteries, lithium-ion batteries, flow batteries); renewable energy generation (i.e., solar, wind, hydropower, geothermal, wave energy, tidal current energy, river hydrokinetic energy, small modular reactors for nuclear fission, nuclear fusion); energy management & distribution systems (e.g., power system automation, automatic generation control, smart grids, microgrids) that improve energy efficiency, energy security, or reduce emissions; software and equipment used to measure, monitor and analyze the environmental impacts of pollution (e.g., particulates), waste (e.g., solid waste, waste heat, waste water), noise, or emissions; equipment and processes that directly reduce or eliminate pollution, waste, noise, or emissions; and, equipment and processes for water purification, water re-use, or that result in more efficient water- usage on vehicle platforms, or in forward operating bases, deployed camps, or other remote locations. These technologies have broad application across military domains, as well as in commercial sectors. For the purposes of this definition, the term 'emissions' refers to the following greenhouse gases: carbon dioxide (CO2), methane (CH4), nitrous oxide (N2O), sulphur hexafluoride, perfluorocarbons, hydrofluorocarbons, and nitrogen trifluoride.

Cyber Resilience

Cyber resilience spans every element of the domestic commercial, civil and national security sectors and addresses the vulnerabilities created by the expansion of information technology and the knowledge economy. Activities in this segment include design, integration and implementation of solutions that secure information and communications networks. These and other technologies should focus on achieving effective development of the following cyber capabilities:

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(1) Information security: The practice of defending electronic and digital data and information from unauthorized access/intrusion, use, disclosure, disruption, modification, perusal, inspection, recording or destruction;

(2) IT security: Secure content and threat management (endpoint, messaging, network, web, cloud), security, vulnerability and risk management, identity and access management and other products (e.g. encryption/tokenization toolkits and security product verification testing), and education, training services and situational awareness;

(3) Operational technology (OT) security: Monitoring, measuring and protecting industrial automation, industrial process control and related systems. Cyber resilience may involve the development of tools and the integration of systems and processes that permit hardening of tactical systems or broader networks, encryption, cyber forensics, incident response, and others. Capabilities developed in this domain may increasingly draw on AI as an enabling technology; for example, networks may autonomously and dynamically defend against intrusions and repair themselves if disrupted.

Remotely-piloted Systems and Autonomous Technologies

These are platforms and systems which make use of autonomous machine operations, including whole unmanned aerial, marine, or ground vehicle systems, and employ AI technologies to enable increasingly autonomous operations in both the military and commercial domains. These technologies rely on various forms of artificial intelligence, including (but not limited to) machine learning, self-learning, and neural networks, in order to increase operational speed or duration, reduce operator exposure to dangerous environments, and enhance overall mission effectiveness.

Space Systems

(1) Earth Observation Software Applications Software and value-added services leveraging terrestrial satellite imagery and geospatial information. These solutions may be developed for a variety of applications, including navigation, surveillance and intelligence gathering, mapping, climate observation, or other military or civil purposes. These solutions may increasingly draw on capabilities contained in the AI domain to autonomously process data and execute preliminary analysis.

(2) Satellite Systems: Design and manufacture of a wide array of satellite and other spacecraft sub- systems encompassing both space and ground segments. These include (but are not limited to) satellite buses, communications or imagery payloads, propulsion and power systems. Critically, this category also spans the ground control infrastructure needed to operate satellites and manage the data they produce.

Leading Competencies and Critical Industrial Services include the following:

Aerospace Systems and Components

Design, fabrication, assembly, and integration of aircraft structural elements, control surfaces, systems, sub- systems, parts and components of manned aerial platforms, and complete manned aerial platforms. This includes the following systems and components: landing gear (e.g. wheels, shock absorbers and related parts for the retraction and extension of aircraft landing gear, helicopter pontoons); flight control actuators; avionics; and propulsion and power systems for military aircraft (e.g. aircraft gas turbine engines, compressors, fuel systems).

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Armour

Metal, ceramic, composite, or other material solutions used for both vehicle and individual soldier protection. This includes both the development and manufacture of underlying materials, and the design and manufacture of armour solutions for specific military, security, and law enforcement applications.

Defence Systems Integration

Design and integration of complex military systems that hinge on the seamless linking together of multiple sub- systems to yield an effective operational capability. These capabilities span various military platforms and enable the operation and management of weapons, defensive systems, command and control systems, sensors, decision support systems, electronic warfare devices and a platform's core sub-systems in a tightly coordinated fashion essential under highly stressing combat conditions. These systems need to present information to their operators stemming from multiple sources in a manner that is understandable, secure, and supports decision-making in a complex environment. This definition does not include the various constituent systems (e.g., missile launching systems, radars, electronic warfare systems) that the work of defence systems integration aims to combine into a cohesive whole. Rather, the definition focuses on the skills and other capabilities needed to perform the integration work, and to create the user interface that is needed in such complex mission systems.

Electro-Optical / Infrared (EO/IR) Systems

Design, manufacture and integration of electro-optical and infrared systems for surveillance, reconnaissance, night vision, and targeting. This category also includes components and assemblies that significantly drive system capability, as well as software that enhances system performance or contributes to superior exploitation of collected sensor information. Applications for these systems are either military or civil, and feature in multiple media, including airborne platforms, satellites, ground vehicles, ships and submarines, or in fixed infrastructure.

Ground Vehicle Solutions

Design, engineering, advanced manufacturing, integration, and testing of sophisticated combat and combat support vehicles.

In-Service Support

This represents a set of capabilities needed to operate and sustain a range of military platforms and systems operating in all domains across their lifespans. In this context, the phrase "operate and sustain" includes a wide array of activities, including maintenance, repair and overhaul; diagnostic, prognostic and health management; spares and supply chain management; configuration management; system and software modification and upgrade for both capability enhancement and life extension; and overall product support integration (PSI).

Marine Ship-Borne Mission and Platform Systems

Design, engineering, development, manufacturing, testing and evaluation services related to:

(1) Marine Vessel Mission/Combat Systems including command, control, and communications; data link; replenishment at sea; combat management systems; integrated navigation systems; countermeasures; and helicopter haul-down and rapid securing devices.

(2) Platform Systems including bridge and platform management systems; propulsion, battle damage and machinery control systems, climate control/ventilation (HVAC) systems; and electrical systems.

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Munitions

This is defined as encompassing the full range of activities covered in Canada`s Munitions Supply Program (MSP).

Shipbuilding, Design and Engineering Services

This spans the range of capabilities required to build, integrate, and sustain naval and other marine vessels. This includes engineering and process management capabilities crucial to shipbuilding and integration.

Sonar and Acoustic Systems

This includes the design, manufacture and integration of sonar and/or acoustic systems used for navigation, surveillance, fire control, survey, scientific and other purposes, both military and civil. This spans both the "dry side" signal processing and system management capabilities, and the "wet side" sensor arrays.

Training and Simulation

End-to-end training and simulation capabilities that span the full breadth of live, virtual and constructive training solutions. These include simulator design, manufacture, integration and modification, training courseware development, design and integration of targets and training aids, and the provision of live, virtual, and classroom- based training services.

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ANNEX B – Basis of Payment

1 Workscope

It is the intention and objective of Thales to award KWESST a workshare that will equate to twenty percent (20%) of the total Sub-Tier Subcontact Contract value of all Task Authorizations on the Programs awarded to Thales in the Sub-Tier Subcontact Contract (s), such percentage is calculated to be inclusive of all contract cost elements. Thales will make commercially best efforts to ensure that the aforementioned Workshare is awarded to KWESST. The Parties agree that the 20 percent of the total Sub-Tier Subcontact Contract value of all Task Authorizations is intended to be determined as a ceiling and shall be viewed across all of the Sub-Tier Subcontacts Contract that are awarded to Thales.

(1) The workscope will include as further defined between the parties, a right of first refusal for the following types of software development and sustainment work:

(a) All soldier/dismounted domain battle management application (including Android Tactical Assault Kit (ATAK)) development, integration, and sustainment for soldier/dismounted domain peripherals such as weapons, sensors, and communication systems; and

(b) Dynamic call for fires, ballistics calculation, augmented weapon sight, fires management software development, integration, and sustainment.

2 Labour Rates

(1) The rates are provided for contract year one (1) for Junior, Intermediate, and Senior Labour Categories, and map directly to the experience levels required under the contracts issued by the End Customer for the Programs.

Personnel Category Definitions:

Junior Personnel is defined as a Sub-Tier Subcontractor’s personnel who must have a college or university certificate, diploma or degree in the specified field without needing any relevant experience in the specified field. For all Engineering and Architect categories a Junior Personnel resource must also have a bachelor’s degree in Science, Technology, Engineering or Mathematics (“STEM”).

Intermediate Personnel is defined as a Sub-Tier Subcontractor’s personnel who must have a minimum five (5) years of relevant experience in the specified field within the last ten (10) years. For all Engineering and Architect categories an Intermediate Personnel resource must also have a bachelor’s degree in STEM.

Senior Personnel is defined as a Sub-Tier Subcontractor’s personnel who must have a minimum ten (10) years of relevant experience in the specified field. For all Engineering and Architect categories a Senior Personnel resource must also have a bachelor’s degree in STEM.

A.3       Economic Price Adjustment for Options and Transition Periods

A.3.1    Adjusted Fixed Hourly Labour Rates for the Option Periods will be incorporated in this Schedule prior to exercising the options. The Fixed Hourly Labour Rates for the Firm period shall provide the baseline for the Fixed Hourly Labour Rates for Option and Transition Periods.

A.3.2    The Fixed Hourly Labour Rates for Option Period 1 shall be calculated as follows: the average Fixed Hourly Labour Rates in Year 5 and Year 6 will be used as the baseline for escalation of Fixed Hourly Labour Rates. The Fixed Hourly Labour Rates will then be escalated or de-escalated by no more than a percentage equal to the increase or decrease, as applicable, in the Consumer Price Index (CPI) for the one-year period ending two (2) months prior to the date that Option Period 1 commences. The Sub-Tier Subcontractor will continue to be paid using the current Fixed Hourly Labour Rates until the new rates have been agreed upon between the Sub-Tier Subcontractor and Thales.

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A.3.3 The Fixed Hourly Labour Rates for Option Period 2 shall be calculated as follows: the Option Period 1 Fixed Hourly Labour Rates will be used as the baseline for escalation of Fixed Hourly Labour Rates. The Fixed Hourly Labour Rates will then be escalated or de-escalated by no more than a percentage equal to the increase or decrease, as applicable, in the Consumer Price Index (CPI) for the one-year period ending two (2) months prior to the date that Option Period 2 commences. The Sub-Tier Subcontractor will continue to be paid on the current Fixed Hourly Labour Rates until the new rates have been agreed upon between the Sub-Tier Subcontractor and Thales.

A.3.4 The Fixed Hourly Labour Rates for Option Period 3 shall be calculated as follows: the Option Period 2 Fixed Hourly Labour Rates will be used as the baseline for escalation of Fixed Hourly Labour Rates. The Fixed Hourly Labour Rates will then be escalated or de-escalated by no more than a percentage equal to the increase or decrease, as applicable, in the Consumer Price Index (CPI) for the one-year period ending two (2) months prior to the date that Option Period 3 commences. The Sub-Tier Subcontractor will continue to be paid on the current Fixed Hourly Labour Rates until the new rates have been agreed upon between the Sub-Tier Subcontractor and Thales.

A.3.7 The Fixed Hourly Labour Rates for the Transition Periods 1 and 2 in Year 12 shall be calculated as follows: on the Option Period 3 Fixed Hourly Labour Rates will be used as the baseline for escalation of Fixed Hourly Labour Rates. The Fixed Hourly Labour Rates will then be escalated or de-escalated by no more than a percentage equal to the increase or decrease, as applicable, in the Consumer Price Index (CPI), for the one-year period ending two (2) months prior to each Transition Period. The Sub-Tier Subcontractor will continue to be paid on the current Fixed Hourly Labour Rates until the new rates have been agreed upon between the Sub-Tier Subcontractor and Thales.

A.3.8 The Fixed Hourly Labour Rates for all Option Periods will be escalated or de-escalated once for each option period at the start of each Option Period. The Sub-Tier Subcontractor will continue to be paid on the current Fixed Hourly Labour Rates until the new rates have been finalized.

A.3.9 The CPI to be used for Fixed Hourly Labour Rates calculation will be the annual average for "All Items including major components and special aggregates, Canada - Not seasonally adjusted", which is published by Statistics Canada.

A.3.10 Any outstanding payments due to escalation or de-escalation will be reconciled at the end of each option period.

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RATE TABLE

		Sub-Tier Subcontractor Supplied Personnel	Personnel Category	Sub-Tier Subcontractor rates
				Year 1	Year 2	Year 3	Year 4	Year 5	Year 6

1	Systems Engineer - Junior	Systems Engineer	Junior	[***]	[***]	[***]	[***]	[***]	[***]
2	Systems Engineer - Intermediate	Systems Engineer	Intermediate	[***]	[***]	[***]	[***]	[***]	[***]
3	Systems Engineer - Senior	Systems Engineer	Senior	[***]	[***]	[***]	[***]	[***]	[***]
4	Software Engineer - Junior	Software Engineer	Junior	[***]	[***]	[***]	[***]	[***]	[***]
5	Software Engineer - Intermediate	Software Engineer	Intermediate	[***]	[***]	[***]	[***]	[***]	[***]
6	Software Engineer - Senior	Software Engineer	Senior	[***]	[***]	[***]	[***]	[***]	[***]
7	Network Engineer - Junior	Network Engineer	Junior	[***]	[***]	[***]	[***]	[***]	[***]
8	Network Engineer - Intermediate	Network Engineer	Intermediate	[***]	[***]	[***]	[***]	[***]	[***]
9	Network Engineer - Senior	Network Engineer	Senior	[***]	[***]	[***]	[***]	[***]	[***]
10	Systems Architect - Junior	Systems Architect	Junior	[***]	[***]	[***]	[***]	[***]	[***]
11	Systems Architect - Intermediate	Systems Architect	Intermediate	[***]	[***]	[***]	[***]	[***]	[***]
12	Systems Architect - Senior	Systems Architect	Senior	[***]	[***]	[***]	[***]	[***]	[***]
13	Software Architect - Junior	Software Architect	Junior	[***]	[***]	[***]	[***]	[***]	[***]
14	Software Architect - Intermediate	Software Architect	Intermediate	[***]	[***]	[***]	[***]	[***]	[***]

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		Sub-Tier Subcontractor Supplied Personnel	Personnel Category	Sub-Tier Subcontractor rates
				Year 1	Year 2	Year 3	Year 4	Year 5	Year 6
15	Software Architect - Senior	Software Architect	Senior	[***]	[***]	[***]	[***]	[***]	[***]
16	Network Architect - Junior	Network Architect	Junior	[***]	[***]	[***]	[***]	[***]	[***]
17	Network Architect - Intermediate	Network Architect	Intermediate	[***]	[***]	[***]	[***]	[***]	[***]
18	Network Architect - Senior	Network Architect	Senior	[***]	[***]	[***]	[***]	[***]	[***]
19	Software Developer - Junior	Software Developer	Junior	[***]	[***]	[***]	[***]	[***]	[***]
20	Software Developer - Intermediate	Software Developer	Intermediate	[***]	[***]	[***]	[***]	[***]	[***]
21	Software Developer - Senior	Software Developer	Senior	[***]	[***]	[***]	[***]	[***]	[***]
22	Test Engineer - Junior	Test Engineer	Junior	[***]	[***]	[***]	[***]	[***]	[***]
23	Test Engineer - Intermediate	Test Engineer	Intermediate	[***]	[***]	[***]	[***]	[***]	[***]
24	Test Engineer - Senior	Test Engineer	Senior	[***]	[***]	[***]	[***]	[***]	[***]
25	Test Technician - Junior	Test Technician	Junior	[***]	[***]	[***]	[***]	[***]	[***]
26	Test Technician - Intermediate	Test Technician	Intermediate	[***]	[***]	[***]	[***]	[***]	[***]
27	Test Technician - Senior	Test Technician	Senior	[***]	[***]	[***]	[***]	[***]	[***]
28	FSR - Junior	FSR	Junior	[***]	[***]	[***]	[***]	[***]	[***]
29	FSR - Intermediate	FSR	Intermediate	[***]	[***]	[***]	[***]	[***]	[***]
30	FSR - Senior	FSR	Senior	[***]	[***]	[***]	[***]	[***]	[***]
31	Integrated Logistic Support - Junior	Integrated Logistic Support	Junior	[***]	[***]	[***]	[***]	[***]	[***]
32	Integrated Logistic Support - Intermediate	Integrated Logistic Support	Intermediate	[***]	[***]	[***]	[***]	[***]	[***]

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		Sub-Tier Subcontractor Supplied Personnel	Personnel Category	Sub-Tier Subcontractor rates
				Year 1	Year 2	Year 3	Year 4	Year 5	Year 6
33	Integrated Logistic Support - Senior	Integrated Logistic Support	Senior	[***]	[***]	[***]	[***]	[***]	[***]
34	Configuration Managament - Junior	Configuration Managament	Junior	[***]	[***]	[***]	[***]	[***]	[***]
35	Configuration Managament - Intermediate	Configuration Managament	Intermediate	[***]	[***]	[***]	[***]	[***]	[***]
36	Configuration Managament - Senior	Configuration Managament	Senior	[***]	[***]	[***]	[***]	[***]	[***]
37	Data Management - Junior	Data Management	Junior	[***]	[***]	[***]	[***]	[***]	[***]
38	Data Management - Intermediate	Data Management	Intermediate	[***]	[***]	[***]	[***]	[***]	[***]
39	Data Management - Senior	Data Management	Senior	[***]	[***]	[***]	[***]	[***]	[***]
40	Systems Technician - Junior	Systems Technician	Junior	[***]	[***]	[***]	[***]	[***]	[***]
41	Systems Technician - Intermediate	Systems Technician	Intermediate	[***]	[***]	[***]	[***]	[***]	[***]
42	Systems Technician - Senior	Systems Technician	Senior	[***]	[***]	[***]	[***]	[***]	[***]
43	Network Technician - Junior	Network Technician	Junior	[***]	[***]	[***]	[***]	[***]	[***]
44	Network Technician - Intermediate	Network Technician	Intermediate	[***]	[***]	[***]	[***]	[***]	[***]
45	Network Technician - Senior	Network Technician	Senior	[***]	[***]	[***]	[***]	[***]	[***]

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ANNEX C - SECURITY REQUIREMENTS CHECK LIST

The Government of Canada approved Security Requirements Check List (SRCL) and Security Clauses will be added as Annex C that will be provided by Security via an Amendment at the time of issuance of the document to Thales.

Under no circumstances shall any Work be completed by the Sub-Tier Subcontractor until issuance of the fully executed amendment.

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